EXHIBIT 10.1

PURCHASE AND SALE AGREEMENT

EFFECTIVE DATE:	May 4, 2005
BETWEEN:	Schnitzer Investment Corp., an Oregon corporation	( Seller )
AND:	Schnitzer Steel Industries, Inc., an Oregon corporation	( Buyer )

Recitals:

A.   Seller owns (i) the real property located in the City of Portland, Multnomah County, Oregon legally described on the attached Exhibit A, (ii) all appurtenances related thereto (including easements described on the attached Exhibit A), (iii) the buildings located thereon, (iv) all personal property, if any, of Seller used in the management and operation of the real property, and (v) any transferable government licenses and permits of Seller to the extent pertaining to the real property (the Property ).

B.   Buyer leases substantially all of the Property pursuant to that certain SSI International Terminals Lease Agreement dated September 1, 1988, as amended by an Amendment to Lease dated July 2, 1990, a Second Amendment to Lease dated October 28, 1994, a Third Amendment to Lease dated February, 1998, a Fourth Amendment to Lease dated July 1, 1998, a Fifth Amendment to Lease dated July 9, 2001, and a Sixth Amendment to SSI International Terminals Lease Agreement dated August 7, 2003 (collectively, the SSI Lease ).

C.   Seller desires to sell the Property to Buyer and Buyer desires to acquire the Property on the terms and conditions contained herein.

Agreements:

NOW, THEREFORE, in consideration of the mutual promises of the parties set forth below, Seller and Buyer agree as follows:

SECTION 1	PURCHASE AND SALE

Seller agrees to sell the Property to Buyer and Buyer agrees to purchase the Property from Seller, all on the terms and conditions set forth in this Purchase and Sale Agreement (the Agreement ). This Agreement shall be effective (the Effective Date ) as of the date first written above.

SECTION 2	PURCHASE PRICE, PAYMENT
2.1	Purchase Price

Buyer agrees to pay as the purchase price for the Property the sum of Twenty Million Dollars ($20,000,000.00) (the Purchase Price ), subject to any adjustments and credits set forth in this Agreement.

2.2	Payment of Purchase Price

The Purchase Price shall be paid as follows:

2.2.1Three (3) business days after mutual execution of this Agreement, Buyer shall deliver to Chicago Title Insurance Company, 888 SW Fifth Avenue, Suite 930, Portland, OR 97204, Attention Malcom Newkirk (the Title Company ) an earnest money deposit (the Deposit ) of Two Hundred Fifty Thousand Dollars ($250,000.00) in the form of cash to be held in escrow by the Title Company.

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2.2.2On the Closing Date, Buyer shall pay Seller cash in the amount of the Purchase Price (and Buyer shall receive a credit in the amount of the Deposit and all interest earned thereon).

SECTION 3	CONDITIONS
3.1	Buyer Accepts the Condition of the Property

3.1.1Buyer acknowledges that Buyer has been in possession of substantially all of the Property for many years and is familiar with the condition of the Property, including, without limitation, matters related to zoning, soils, wetlands, engineering, and environmental issues and the physical condition of all improvements on the Property. Therefore, Buyer is buying the Property without any contingency related to the condition of the Property.

3.1.2Notwithstanding Buyer s acquisition of the Property without any contingency related to the condition of the Property, Seller shall make available to Buyer at the offices of Seller all information regarding the Property that, to Seller s knowledge (as defined below), is in Seller s possession or control; provided, however, except as otherwise expressly stated in this Agreement, Seller is making no representation with respect to such documents and information and Buyer assumes and accepts the entire responsibility for interpreting and assessing the information provided.

3.2	Title Report

Seller has provided to Buyer a preliminary title report for the Property (the Title Report ) from the Title Company. Attached as Exhibit C are the permitted title exceptions (the Permitted Exceptions ) that are to be attached to the Deed (as defined below). The Tract A Declaration included as part of the Permitted Exceptions shall be in the form attached as Exhibit D, the Southern Roadways Declaration included as part of the Permitted Exceptions shall be in the form attached as Exhibit E, the Railroad Declaration included as part of the Permitted Exceptions shall be in the form attached as Exhibit F, and the Storm Drain Easement Declaration shall be in the form attached as Exhibit J.

3.3	Estoppel Certificates

Although not a condition to Buyer s obligation to purchase the Property, Seller shall use commercially reasonable efforts (at no cost to Seller) to obtain such estoppel certificates as Buyer shall reasonably request with respect to any contracts related to the property to be assigned by Buyer on the Closing Date.

SECTION 4	CLOSING
4.1	Manner of Closing

The closing of the purchase and sale of the Property will occur in an escrow to be administered by the Title Company. The parties agree to provide the Title Company with escrow instructions consistent with the terms of this Agreement.

4.2	Closing Date

The closing date shall occur on or before ten (10) days after mutual execution of this Agreement (the Closing Date ).

4.3	Documents to Be Deposited Into Escrow by Seller

On or before the Closing Date, Seller shall deposit into Escrow:

4.3.1An executed and acknowledged statutory special warranty deed (the Deed ) conveying the real property to Buyer, in a form reasonably acceptable to Buyer.

4.3.2	One executed and acknowledged Tract A Declaration.
4.3.3	One executed and acknowledged Southern Roadway Declaration.
4.3.4	One executed and acknowledged Railroad Declaration.

4.3.5Two executed counterparts of a lease termination agreement in the form of the attached Exhibit G (the Lease Termination Agreement ), terminating the SSI Lease.

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4.3.6Two executed counterparts of an assignment and assumption of agreements in the form of the attached Exhibit H (the Assignment of Prior Agreements ).

4.3.7	An executed certificate of non-foreign person (the FIRPTA Certificate ).

4.3.8An executed certificate verifying that all of the representations of Seller in Section 5.1, as may be modified therein, are true and correct in all material respects as of the Closing Date.

4.3.9An executed Easement for the benefit of Buyer with PGE in a form reasonably acceptable to Buyer and PGE (the PGE Easement ), if not previously recorded.

4.3.10	One executed and acknowledged Storm Drain Easement Declaration.

4.3.11              An executed Parking Easement for the benefit of Lampros Steel, Inc. in a form reasonably acceptable to Buyer and Lampros Steel, Inc. (the Lampros Parking Easement ), if not previously recorded.

4.4	Documents and Sums to Be Deposited Into Escrow by Buyer

On or before the Closing Date, Buyer shall deposit into Escrow:

4.4.1Such funds (by wire transfer) as are necessary to complete payment of the Purchase Price in accordance with Section 2.2 of this Agreement and to pay Buyer s portion of the closing costs.

	4.4.2	Two executed counterparts of the Lease Termination Agreement.
	4.4.3	Two executed counterparts of the Assignment of Prior Agreements.
4.5	Close of Escrow

On the Closing Date, the Title Company shall:

4.5.1Cause the PGE Easement (unless previously recorded), the Lampros Parking Easement (unless previously recorded), the Tract A Declaration, the Southern Roadway Declaration, the Railroad Declaration, the Storm Drain Easement Declaration, and the Deed, in that order, to be recorded in the Official Records of Multnomah County, Oregon;

4.5.2Deliver the Purchase Price and one executed counterpart of the Lease Termination Agreement and the Assignment of Prior Agreements to Seller;

4.5.3	Deliver to Buyer the following:
(a) the Buyer s Title Policy (as defined below);

(b)     one executed counterpart of the Lease Termination Agreement and the Assignment of Prior Agreements; and

	(c)	the FIRPTA Certificate.
4.5.4	Deliver to Seller the Seller s Title Policy (as defined below).

4.5.5Promptly after closing, the Title Company shall deliver to each of Buyer and Seller an accounting of all funds received and disbursed and copies of all executed and recorded or filed documents deposited with the Title Company with the recording or filing information noted on such documents.

4.6	Title Insurance

4.6.1On the Closing Date, the Title Company shall issue to Buyer an ALTA owner s policy of title insurance (the Buyer s Title Policy ), insuring Buyer as the owner of the Property subject only to non-delinquent real property taxes and assessments and the Permitted Exceptions. The Buyer s Title Policy shall have a liability limit equal to Purchase Price. Seller shall pay the premium for standard current form coverage, but Buyer shall pay all costs and expenses, including title insurance premiums, in obtaining any extended ALTA coverage and any title endorsements obtained by Buyer.

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4.6.2On the Closing Date, the Title Company shall issue to Seller a seller s policy of title insurance, in the amount of the Purchase Price, in a form and substance satisfactory to Seller (the Seller s Title Policy ) and Seller shall pay the premium for such policy.

4.7	Closing Costs

The following closing costs shall be paid by the parties as follows: (i) Buyer shall pay: one-half of the Title Company s escrow fee and the recording fees for the Deed, and (ii) Seller shall pay one-half of the Title Company s escrow fee and all recording fees for all documents other than the Deed.

4.8	Prorations

4.8.1The Title Company shall NOT prorate real property taxes and assessments on the Closing Date as such taxes and assessments are payable by Buyer under the SSI Lease.

4.8.2Rent payable under the SSI Lease and all items of income or expense from the operation of the Property shall be prorated in escrow, as of the Closing Date.

SECTION 5	WARRANTIES
5.1	Seller s Warranties

Seller hereby represents and warrants as follows:

5.1.1All requisite corporate action has been taken by Seller in connection with entering into this Agreement, the instruments and documents referenced herein, and the consummation of the transaction contemplated hereby. No consent of any member, partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement.

5.1.2The individuals executing this Agreement and the instruments and documents referenced herein on behalf of Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

5.1.3There are no pending or, to Seller s knowledge, threatened (in writing) actions, suits, arbitrations, claims or proceedings affecting all or any portion of the Property relating to the ownership, use or operation of the Property. Except as described in Section 5.8, Seller is not involved in any dispute with any governmental entity relating to the use or operation of the Property.

5.1.4Seller has not received written notice of any planned condemnation action that would materially adversely affect the use of the Property for its intended uses.

5.1.5Except as described in Section 5.8, Seller has not received any written notices from any governmental entity that the Property is in violation of any applicable law, rule or regulation and such violation has not been cured, and to Seller s knowledge, Seller has not received any written notice of any such violation of any applicable law, rule or regulation other than any such notice for which Buyer was an addressee.

5.1.6At the Closing, there will be no service agreements, maintenance or repair contracts, on-site property management contracts, leasing listing or brokerage agreements, contracts for the purchase or delivery of labor, services, materials, goods, inventory or supplies, equipment rental agreements or leases, or other similar contracts or agreements (whether oral or written) which affect or will affect the Property or which will be obligations of Buyer or the Property or any portion thereof following the Closing other than the agreements to which: (i) Buyer is a party, (ii) are terminable upon thirty (30) days prior written notice, or (iii) are Permitted Exceptions or are specifically assigned to Buyer under Exhibit H. All such agreements are in full force and effect, shall not be modified by Seller prior to the Closing, and, to Seller s knowledge, no default exists thereunder.

5.1.7Seller has not entered into any contracts for the sale of the Property or any portion thereof.

5.1.8Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

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5.1.9To Seller s knowledge, Seller has provided Buyer access to all files in Seller s possession containing documents regarding the condition of the Property.

5.1.10              The express representations and warranties made by Seller in this Section 5.1 are in addition to any other representations or warranties of Seller made elsewhere herein. All representations and warranties, as modified, supplemented or updated by the Seller s Certificate, shall be continuing and shall be true and correct as of the Closing with the same force and effect as remade by Seller at that time; provided, however, if Seller becomes aware after the date of this Agreement that any representation by Seller is untrue in any material respect, Seller may give Buyer written notice of such change in Seller s representation and Buyer shall have seven (7) days after the date of such notice to terminate this Agreement by written notice to Seller and receive a refund of the Deposit, but the failure of Buyer to timely terminate this Agreement shall be deemed a modification of such representation and Seller shall only be obligated to remake such representation at Closing as so modified. The truth and accuracy of the representations and warranties made by Seller in this Section 5.1 shall constitute a condition to the Closing, shall not merge into the execution and delivery of the Deed and shall survive the Closing for a period of one (1) year from and after the Closing and shall automatically expire upon the expiration of such one (1) year period unless prior thereto Buyer has delivered written notice to Seller of a breach or claim thereunder. Seller s knowledge should be defined as the actual knowledge of Susan Davidson after a reasonable investigation of Seller s files, but Susan Davidson shall have no personal liability for the inaccuracy of any representations or warranties.

5.2	Buyer s Warranties

Buyer hereby represents and warrants that Buyer has full power and authority to enter into and perform this Agreement in accordance with its terms, and all requisite action will have been taken by Buyer in connection with the execution of this Agreement and the transactions contemplated hereby.

5.3	Seller s Disclaimer and Disclosure

5.3.1Except as expressly set forth in Section 5.1, no warranties, guarantees or representations have been or are being made by Seller or any agent or representative of Seller concerning: the financial and operating records of the Property; any governmental permits or approvals obtained or to be obtained in connection with Buyer s use of the Property; the suitability of the Property for Buyer s intended use; the physical condition of the Property; the compliance of the Property with any past or present zoning, land use, building, fire, safety, environmental or other ordinances, restrictions, laws and regulations; the sub-surface condition of the Property; or the presence of any material in, under, or on the Property which is regulated by any ordinance, regulation or law.

5.3.2The Property is located within the area listed by the United States Environmental Protection Agency on the Comprehensive Environmental Response, Compensation and Liability Act ( CERCLA ) National Priorities List and thus is within a Superfund Site.

5.3.3The Property is located in flood zone B, as designated by the Federal Emergency Management Agency.

5.4	Buyer s Acknowledgment

5.4.1Buyer shall maintain strict confidentiality with respect to any of Seller s documents so provided except to the extent (i) already in Buyer s possession or (ii) Buyer is obligated to disclose the information by any court, tribunal of competent jurisdiction or under any securities laws applicable to Buyer, and, shall return such documents (uncopied) to Seller in the event escrow fails to close. Seller may specifically enforce this Section 5.4.1 to prevent Buyer s breach of this confidentiality covenant.

5.4.2Buyer accepts the Property in its present condition, AS IS, WITH ALL FAULTS without any representations or warranties by Seller or any agent or representative of Seller, expressed or implied, except as set forth in Section 5.1. Buyer acknowledges that Buyer has ascertained for itself the value and condition of the Property and Buyer is not relying on, nor has Buyer been influenced by, any representation of Seller or any agent or representative of Seller regarding the value, condition, or any aspect of the Property. Buyer acknowledges that it has had every opportunity to conduct whatever inspection, test, or analysis of the Property that Buyer deemed to be relevant to Buyer s decision to purchase the Property. Buyer expressly waives any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not specifically set forth in this Agreement.

5.5	Release of Seller by Buyer

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Buyer hereby releases Seller, Seller s partners, employees, and agents, and their respective heirs, successors, personal representatives and assigns, from and against any and all suits, causes of action, legal or administrative proceedings, claims, demands, actual damages, punitive damages, losses, costs, liabilities, interest, attorneys fees and court costs and expenses of whatever kind and nature, in law or in equity, known or unknown, which Buyer may have and which arise out of or are in any way connected with: (i) the use, maintenance, condition, operation, ownership and possession of the Property after the Closing Date, except for a breach of this Agreement by Seller; and (ii) the use, generation, manufacture, storage, discharge, disposal or transportation of Hazardous Materials on the Property after the Closing Date. Hazardous Materials means: (a) any petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel, or any mixture thereof, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes, wastes or substances or any other materials or pollutants which: (i) pose a hazard to the Property or to persons on or about the Property or (ii) cause the Property to be in violation of any federal, state or local law, ordinance, regulation, code, or rule relating to Hazardous Materials; (b) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; and (c) any chemical, material or substance defined as or included in the definition of hazardous substances, hazardous wastes, hazardous materials, extremely hazardous waste, restricted hazardous waste, waste or toxic substances or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto.

5.6	Indemnity by Buyer

Buyer hereby agrees to indemnify, protect, defend and hold Seller, Seller s employees and agents and their respective successors and assigns for, from and against any suits, causes of action, legal or administrative proceedings, claims, demands, actual damages, punitive damages, losses, costs, liabilities, interest, attorneys fees and court costs and expenses of whatever kind asserted by a third party and which arise out of or are in any way connected with: (i) the use, maintenance, operation, ownership or possession of the Property after the Closing Date, and (ii) the use, generation, manufacture, storage, discharge, disposal or transportation of Hazardous Materials on the Property after the Closing Date. This indemnity shall survive the closing or the termination of this Agreement.

5.7	Indemnity by Seller

Except to the extent arising out of the acts or omissions of Buyer or Buyer s agents, employees, contractors or invitees, Seller hereby agrees to indemnify, protect, defend and hold Buyer, Buyer s employees and agents and their respective successors and assigns for, from and against any suits, causes of action, legal or administrative proceedings, claims (both known and unknown), demands, actual damages, punitive damages, losses, costs, liabilities, interest, attorneys fees and court costs and expenses (collectively, Claims ) of whatever kind asserted by a third party and which arise out of or are in any way connected with the use (including, without limitation, the use, generation, manufacture, storage, discharge, disposal, or transportation of Hazardous Materials), maintenance, or operation of that certain portion of the Property that portion of the Property located in Lot 2 depicted on the attached Exhibit I to the extent such Claims arise out of events occurring during the period beginning on March 1, 1998 and ending on the date of the Closing. This indemnity shall survive the closing or the termination of this Agreement.

5.8	Division of State Lands

5.8.1The State of Oregon, through the Division of State Lands ( DSL ), has put Buyer and Seller on notice that DSL may have an ownership interest in portions of the Property that might have been created by artificial means in certain formerly submerged or submersible land adjacent to the Willamette River (the Submerged Lands ). If Buyer acquires the Property, then Seller shall, within a reasonable period after the Closing Date, commence and thereafter diligently pursue discussions with DSL to obtain an agreement from DSL relinquishing any claim DSL and the State of Oregon may have to any portion of the Property, including the Submerged Lands.

5.8.2Buyer acknowledges that Seller owns other real property that DSL claims has been created by artificial means and agrees that Seller shall have the sole right, for a period of two (2) years after the Closing Date (the Outside Date ), to negotiate on Buyer s behalf the financial terms by which DSL will relinquish any claim to the Submerged Lands. If on the Outside Date Seller or DSL has commenced litigation with respect to the status of the Submerged Lands and such litigation is still pending on such date, the Outside Date shall be

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extended to the date that is ninety (90) days after the date such litigation has been finally resolved and all appeal periods have expired.

5.8.3Buyer shall assist and cooperate with Seller as reasonably required by Seller in connection with such negotiations with DSL, but in no event may Buyer voluntarily have any direct or indirect communications with DSL or any other agency of the State of Oregon with respect to settlement of the dispute regarding ownership of the Submerged Lands without the prior written consent of Seller, which consent may be withheld by Seller in Seller s sole discretion. Seller shall pay all costs and expenses incurred by Seller in connection with its negotiations with DSL.

5.8.4If prior to the Outside Date Seller obtains an agreement from DSL and the State of Oregon to relinquish any claim DSL and the State of Oregon may have to the Submerged Lands, such that Buyer shall have marketable fee title to the entire Property, free and clear of any claim of DSL or the State to the Submerged Land, Buyer shall pay the first $250,000 of any amount payable to DSL and/or the State of Oregon in connection with such agreement and Seller shall pay the balance of any amounts payable under such agreement. If Seller is unable to obtain an agreement from DSL and the State of Oregon to relinquish any claim DSL and the State of Oregon may have to the Submerged Lands by the Outside Date, thereafter: (i) Buyer may contact directly DSL and the State of Oregon regarding the relinquishment of any claim DSL and the State of Oregon may have to the Submerged Lands, and (ii) Seller shall indemnify Buyer for any and all amounts in excess of $250,000 that Buyer reasonably incurs pursuing such a settlement, by way of litigation or otherwise, including reasonable legal fees, expert fees, and other third party expenses, and/or which Buyer is required to pay to DSL and the State of Oregon to relinquish any claim DSL and the State of Oregon may have to the Submerged Lands. Seller shall provide periodic reports, not less than quarterly, on the status of negotiations with DSL and the State of Oregon.

5.8.5During each fiscal year commencing with the end of the fiscal year during which Closing occurs and continuing until the earlier of seven (7) years after Closing or the final settlement of the DSL claims as described in this Section, Seller shall cause its certified public accountant to notify Buyer, within ten (10) business days after Seller s certified public accountant finalizes its annual audit of Seller, whether Seller s net worth for such fiscal year is in excess of $50,000,000. In the event such certified public accountant determines that Seller s net worth is less than $50,000,000, Seller shall either: (1) deposit into an escrow account for the benefit of Buyer cash, securities or cash equivalents in the sum of $1,500,000, or (2) deliver to Buyer an irrevocable letter of credit in the amount of $1,500,000. Such deposit by Seller shall be made within ten (10) days after the date Buyer is notified that Seller s net worth is less than $50,000,000 and shall be made to secure any obligation which Seller may have under this Section. If thereafter Seller delivers to Buyer a notice from Seller s certified public accountant that Seller s net worth is more than $50,000,000, all amounts held in such escrow account (or the letter of credit, if applicable), shall be released to Seller. The terms and provisions of this Section 5.8 shall survive the Closing Date.

SECTION 6	BROKERAGE COMMISSIONS

Seller shall pay the brokerage commission payable to Norris Beggs & Simpson pursuant to the terms of a separate agreement. Buyer shall protect, defend, indemnify, and hold Seller harmless for, from and against any and all other claims, liabilities or demands with respect to any fees or other compensation asserted as a result of Buyer s actions in connection with this Agreement. Seller shall protect, defend, indemnify, and hold Buyer harmless for, from and against any and all claims, liabilities or demands with respect to any fees or other compensation asserted as a result of Seller s actions in connection with this Agreement. These indemnities shall survive the closing or the termination of this Agreement.

SECTION 7	BREACH
7.1	Buyer s Failure to Close

In the event that Buyer is obligated to pay the Purchase Price and fails to do so, then Seller, as its sole remedy, shall be entitled to retain the Deposit.

7.2	Seller s Failure to Close

In the event that Seller is obligated to convey the Property to Buyer but fails to do so, then Buyer, as its sole remedies, shall be entitled to specific performance of this Agreement or return of the entire Deposit.

SECTION 8	GENERAL PROVISIONS
8.1	Assignment

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Buyer shall not assign, transfer or convey its interest in this Agreement without Seller s prior written consent, which consent may be withheld in Seller s sole discretion. Any attempted assignment without Seller s prior written consent shall be void. Seller shall not assign its interest in this Agreement without Buyer s prior written consent, which consent may be withheld in Buyer s sole discretion except that no consent shall be required in connection with an assignment by Seller as part of a 1031 exchange. Any permitted transfer shall not relieve the assigning party from its liability under this Agreement. Except as provided herein, this Agreement shall be binding upon and inure to the benefit of any permitted assignee or successor in interest to a party.

8.2	Notices

Notice may, unless otherwise provided herein, be given or served (a) by certified mail, return receipt requested, with postage prepaid, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier, (c) by facsimile transmission, if the time of facsimile delivery is confirmed by sender s receipt of a transmission report, generated by sender s facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety and provided the facsimile was forwarded prior to 5:00 P.M., or (d) by depositing the same into custody of a nationally recognized overnight delivery service. Notice given in any manner shall be effective only if and when received by the party to be notified between the hours of 8:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, the addresses of Seller and Buyer shall, until changed as hereinafter provided, be as set forth below. The parties hereto shall have the right from time to time to change their respective addresses, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written notice to the other party.

To Seller:	Schnitzer Investment Corp. 3200 NW Yeon Avenue PO Box 10047 Portland, OR 97296-0047 Attn: Anton U. Pardini Fax: (503) 471-4760	With a Copy to:	Ball Janik LLP 101 SW Main Street, Suite 1100 Portland, OR 97204 Attn: Bradley S. Miller Fax: (503) 295-1058
To Buyer:	Schnitzer Steel Industries, Inc. 3200 NW Yeon Avenue Portland, OR 97296 Attn: Kelly Lang Fax: (503) 321-2648	With a Copy to:	Schnitzer Steel Industries, Inc. 3200 NW Yeon Avenue Portland, OR 97296 Attn: Ilene Davidson Fax: (503) 299-2277
		With a Copy to:	Dunn, Carney, Allen, Higgins & Tongue 851 S.W. 6th Ave., Suite 1500 Portland, OR 97204 Attn: Gilbert E. Parker Jr. Fax: (503) 224-7324

Any such communication shall be deemed to have been given at the time of such personal delivery, or on the day when sent if given by fax transmission (provided that it was transmitted in the manner specified above), or one (1) business day after deposit with an overnight air courier, or three (3) business days after deposit in the United States mail as set forth herein. Any party may change the address at which it is to receive notices by so notifying the other party to this Agreement in writing.

8.3	Headings

The headings of the sections of this Agreement are intended for reference only and are not intended to be used to interpret this Agreement.

8.4	Invalidity

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If any provision of this Agreement shall be invalid or unenforceable the remaining provisions shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

8.5	Condemnation

If, prior to the Closing, all or a portion of the Property that materially interferes with Buyer s use of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain, or is taken by eminent domain or condemnation (or sale in lieu thereof) (each a Taking ), Buyer may, by written notice to Seller within thirty (30) days of Buyer s receipt of notice of such event, elect to cancel this Agreement, in which event both parties shall be released from any further liability under this Agreement, and the Deposit shall promptly be returned to Buyer. If Buyer does not elect to cancel this Agreement, this Agreement shall remain in full force and effect, Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, any award or settlement available to Seller by reason of such Taking, and the parties shall proceed to Closing pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price.

8.6	Attorneys Fees

In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Agreement or with respect to any dispute relating to this Agreement, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith. In the event of suit, action, arbitration, or other proceeding, the amount thereof shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

8.7	Entire Agreement

The terms of this Agreement are intended by the parties as a final expression of their agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement constitute the exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceedings involving this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

8.8	Time of the Essence

Time is of the essence in this Agreement.

8.9	Counterparts

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

8.10	Amendment to this Agreement

The terms of this Agreement may not be modified or amended except by an instrument in writing executed by Seller and Buyer.

8.11	Waiver

The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

8.12	Effectiveness of Agreement

This Agreement shall not be effective and shall not be binding on Buyer and Seller unless and until fully executed by Buyer and Seller.

8.13	Exhibits

All exhibits attached to this Agreement are an integral part of this Agreement and are incorporated into this Agreement by reference.

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8.14	1031 Exchange

Seller and Buyer shall have the right to convey all or a portion of the Property in exchange for real property or properties of like kind pursuant to Section 1031 of the Internal Revenue Code, either in a simultaneous exchange or in a deferred exchange. Buyer agrees to cooperate with Seller in effecting such an exchange and, if requested by Seller, Buyer shall execute any exchange agreement reasonably requested by Seller and consistent with the above. Seller agrees to cooperate with Buyer in effecting such an exchange, and if requested by Buyer, Seller shall execute any exchange agreement reasonably requested by Buyer and consistent with this Section. Neither party shall be required to take title to any property, incur any costs or be subject to any liability whatsoever in connection with such cooperation.

8.15	Statutory Disclaimer

THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND WHICH LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930 IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE REAL PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below.

SELLER:	Schnitzer Investment Corp., an Oregon corporation

By:	/s/ A. U. Pardini

Title:	V.P.
Date:	May 4, 2005

BUYER:	Schnitzer Steel Industries, Inc., an Oregon corporation

By:	/s/ B. A. Rosen

Title:	Vice President and Chief Financial Officer
Date:	May 4, 2005

10

EXHIBIT A

Order No: 249271

LEGAL DESCRIPTION

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest quarter and Southeast quarter of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955.04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

TOGETHER WITH an undivided one-quarter interest in the following described property for roadway purposes.

A tract of land being a portion of Tract A , Lot 2 and Lot 3, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Tract A thence along the East line thereof South 1729 34 East, 62.50 feet to the Southeast corner of said Tract A thence along the South line thereof south 8846 12 West, 1563.75 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence south 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the rights thence along the are of said curve 59.05 fact through a central angle of

(Continued)

Order No: 249271

LEGAL DESCRIPTION

3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line North 8955 04 West, 43.60 feet to an angle corner in the West line of said Lot 2; thence along said West line North 0004.56 East, 201.97 feet to an angle point therein; thence North 6506.14 West, 361.13 feet; thence South 8955 04 East, 80.16 feet, thence North 0004 56 East, 29.07 feet; thence South 6646 00 East, 293.17 feet; thence North 9000 00 East, 162.76 feet to the West line of Lot 4, BURGARD INDUSTRIAL PARK; thence along said West line South 3231 53 East, 19.14 feet to a point on the arc of a non-tangent 140.00 foot radius curve to the right, a radial line bears North 1704 11 West to said point; thence along the arc of said curve 38.70 feet through a central angle of 1550 23 (the long chord bears North 8051 01 East, 38.58 feet); thence North 0113 48 West, 10.00 feet thence North 8846 12 East, 1546.25 feat to the point of beginning.

ALSO TOGETHER WITH the right of ingress an egress over a private roadway called Time Oil Road as created in an Easement Agreement recorded November 18, 2004, Recorder s Fee No. 2004-209519.

ALSO TOGETHER WITH an easement for ingress and egress as reserved in Warranty Deed recorded

September 28, 1990, Book 2347, Page 2475.

ALSO TOGETHER WITH an easement for utility purposes as set forth in instrument recorded

September 28, 1990, in Book 2347, Page 2524.

ALSO TOGETHER WITH a right of way easement as reserved in instrument entitled Electric

Transmission Line and Road Easement , recorded April 20, 2005, as Recorder s Fee No. 2005-

069269, and re-recorded April 22, 2005 as Recorder s Fee No. 2005-070779.

ALSO TOGETHER WITH easements for railroad use and railroad right of way, as set forth in the Railroad Declaration, recorded, as Recorder s Fee No.

Order No: 249133

LEGAL DESCRIPTION

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the true point of beginning of the herein descsribed tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35, South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 165.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 57 36 59 Went, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2360.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the true point of beginning.

TOGETHER WITH a right of way easement as reserved in instrument entitled Electric Transmission Line and Road Easement , recorded April 20, 2005, as Recorder s Fee No. 2005-069269, and re-recorded April 22, 2005 as Recorder s Fee No. 2005-070779.

EXCEPTING THEREFROM that portion thereof described in Deed to Beall Pipe & Tank Corp., an Oregon corporation recorded March 31, 1979 in Book 1095, Page 1139, Multnomah County Deed Records.

TOGETHER WITH the right of ingress and egress over a private roadway called Time Oil Road, as created in an Easement Agreement recorded November 18, 2004, Recorder s Fee No. 2004-209519.

(Continued)

Order No: 249133

LEGAL DESCRIPTION

ALSO TOGETHER WITH easements for railroad use and railroad right of way as set forth in the Railroad Declaration, recorded            , as Recorder s Fee No..

EXHIBIT B

[INTENTIONALLY DELETED]

EXHIBIT C

Permitted Title Exceptions

1.	Tract A Declaration made by Schnitzer Investment Corp. dated April 26, 2005 and recorded on April 26, 2005 in the Multnomah County, Oregon real property records as Fee No. 2005-073207.

2.	Southern Roadway Declaration made by Schnitzer Investment Corp. dated May __, 2005 and recorded on May , 2005 in the Multnomah County, Oregon real property records as Fee No.

3.	The Railroad Declaration made by Schnitzer Investment Corp. dated May __, 2005 and recorded on May , 2005 in the Multnomah County, Oregon real property records as Fee No.

4.	Storm Drain Easement Declaration made by Schnitzer Investment Corp. dated May __, 2005 and recorded on May __, 2005 in the Multnomah County, Oregon real property records as Fee No. _______.

5.

Electric Transmission and Road Easement between Schnitzer Investment Corp. and Portland General Electric Company dated April 19, 2005 and recorded on April 20, 2005 in the Multnomah County, Oregon real property records as Fee No. 2005-069269 and re-recorded on April 22, 2005 as Fee No. 2005-070779.

5.

Access Easement Relocation Agreement between Schnitzer Investment Corp. and Bell Oil Terminal Company dated May __, 2005 and recorded on May __, 2005 in the Multnomah County, Oregon real property records as Fee No. _______.

6.

Parking Easement Agreement between Schnitzer Investment Corp. and Lampros Properties, LLC dated April 28, 2005 and recorded on May ____, 2005 in the Multnomah County, Oregon real property records as Fee No._______

The Tract A Permitted Exceptions

SCHEDULE B - SECTION 2

Order No. 249449

SPECIAL EXCEPTIONS

1.	DELETED

3.	DELETED

4.	DELETED

5.	DELETED

6.	DELETED

7.	DELETED

8.	DELETED

9.	DELETED

10.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 26, 1950
	Recorded:	May 29, 1950
	Book:	1407
	Page:	327
	In Favor Of:	Portland General Electric Company
	For:	Electric distribution systems
	Affects:	No specific location set forth

11.	DELETED

12.	An easement created by instrument, including terms and provisions thereof;
	Dated:	May 8, 1957
	Recorded:	May 10, 1957
	Book:	1842
	Page:	216
	In Favor Of:	Portland Gas & Coke Company, a corporation of the State of Oregon
	For:	Gas main
	Affects:	Westerly portion

(Continued)

Order No. 249449

SPECIAL EXCEPTIONS (Continued)

13.	An easement created by instrument, including terms and provisions thereof;
	Dated:	October 23, 1957
	Recorded:	October 31, 1957
	Books	1869
	Page:	502
	In Favor Of:	Portland Gas & Coke Company, a corporation of the State of Oregon
	For:	Gas main
	Affects:	Westerly portion

14.	DELETED

15.	DELETED

16.	DELETED

17.	An easement created by instrument, including terms and provisions thereof;
	Dated:	July 8, 1968
	Recorded:	October 30, 1968
	Book:	647
	Pages	1462
	In Favor Of:	The Port of Portland, a municipal corporation
	For:	Utilities
	Affects:	Westerly portion

18.	DELETED

19.	DELETED

19a.	ADDED
An easement created by instrument, including terms and provisions thereof.
	Dated:	October 2, 1970
	Recorded:	August 14, 1972
	Book:	875
	Page:	1170
	In Favor Of:	National Life Insurance Company, it successors and assigns
	For:	Water and sewer lines
	Affects:	The Southwesterly portion

20.	DELETED

(Continued)

Order No: 249449

SPECIAL EXCEPTIONS (Continued)

22.	AMENDED
An easement created by instrument, including terms and provisions thereof;
	Dated:	February 11, 1975
	Recorded:	March 23, 1975
	Book:	1032
	Page:	1915
	In Favor Of:	National Life Insurance Company, a Vermont corporation
	For:	Railroad
	Affects:	Westerly portion

As amended by Relocation Agreement;
	Dated:	January 26, 2005
	Recorded:	February 4, 2005
	Recorder's Fee No.:	2005-020070

23.	DELETED

24.	Basement Agreement, including the terms and provisions thereof;
	Dated:	November 9, 1977
	Recorded:	November 10, 1977
	Book:	1220
	Page:	2129
	By and Between:	Schnitzer Investment Corp., Palmco Inc., Bell Oil Terminal Co., Northwest Terminal Co. and Time Oil Co.

Said Agreement also contains maintenance provisions.

25.	Waiver of Remonstrance, including the terms and provisions thereof.
	Recorded:	April 30, 1979
	Book:	1348
	Page:	524

26.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 11, 1981
	Recorded:	June 30, 1981
	Book:	1534
	Page:	1266
	In Favor Of:	Northwest Natural Gas Company
	For:	Gas pipe lines
	Affects:	Northerly portion

27.	DELETED

28.	AMENDED
Exchange Agreement and Easement, including the terms and provisions thereof;
	Dated:	October 1, 1980
	Recorded:	December 7, 1989
	Book:	2258
Page:	2247
By and Between:	Container Corporation of America, a Delaware corporation and Schnitzer Investment Corp., an Oregon corporation

(Continued)

Order No: 249449

SPECIAL EXCEPTIONS (Continued)

As amended by Relocation Agreement;
	Dated:	January 26, 2005
	Recorded:	February 4, 2005
	Recorder's Fee No.:	2005-020070

29.	Utility Easement Agreement, including the terms and provisions thereof;
	Dated:	September 30, 1990
	Recorded:	September 28, 1990
	Book:	2347
	Page:	2524
	By and Between:	Joseph T. Ryerson & Son, Inc., Schnitzer Steel Industries, Inc., and Schnitzer Investment Corp.
Said Agreement contains maintenance provisions.

31.	DELETED

31a.	ADDED
Railroad Easement Agreement, including the terms and provisions thereof;
	Dated:	September 30, 1990
	Recorded:	September 28, 1990
	Book:	2347
	Page:	2500
	By and Between:	John T. Ryerson & Son, Inc., a Delaware corporation, Schnitzer Steel Industries, Inc., an Oregon corporation and Schnitzer Investment Corp., an Oregon corporation

32.	DELETED

33.	DELETED

34.	An easement created by instrument, including terms and provisions thereof;
	Dated:	June 11, 1993
	Recorded:	July 6, 1993
	Book:	2718
	Page:	966
	In Favor Of:	U S West Communications, Inc., a Colorado corporation
	For:	Construct, reconstruct, operate, maintain and remove such telecommunications facilities
	Affects:	Northerly portion
Said easement is also delineated on the recorded plat

35.	DELETED

	(Continued)	-6-

Order No: 249449

SPECIAL EXCEPTIONS (Continued)

36.	Restrictive Covenants regarding storm sewer improvements, including the terms and provisions thereof and including among other things a waiver of right of remonstrance;
	Recorded:	August 11, 1994
	Recorder's Fee No.:	94-121954

37.	Restrictive Covenants regarding street improvements, including the terms and provisions thereof and including among other things a waiver of right of remonstrance;
	Recorded:	August 11, 1994
	Recorder's Fee No.:	94-121955

38.	Easements as dedicated or delineated on the recorded plat.
	For:	Private storm sewer
	Affects:	20 foot strip running North and South through the central portion

38a.	ADDED
Covenants, conditions and restrictions as shown on the recorded Plat, as follows:

TRACT A is subject to public and private easements necessary to provide sewer, water, drainage and other necessary utilities. "If public sewer facilities are located within TRACT A, an exclusive easement, 7.50 feet from the centerline of both sides of the pipeline, shall exist. No other facilities are to be located within this easement without the prior written consent of the Director of the Bureau of Environmental Services, City of Portland."

"All sewer easements indicated as "public" are exclusive easements. No other utilities, facilities, or easements are to be located within the boundaries of public sewer easements without the prior written consent of the Director of the Bureau of Environmental Services, City of Portland.

Public sewer easements include the right of access for construction, inspection, maintenance, or other sewerage system activities.

No building construction, material storage, grade reduction, or tree planting shall be permitted within public sewer easements without the prior written consent of the

Director of the Bureau of Environmental Services. Landscaping which by its nature is shallow rooted and may be easily removed to permit access to the sewer lines shall not require consent."

(Continued)

Order No: 249449

SPECIAL EXCEPTIONS (Continued)

39.	ADDED
Temporary Public Roadway Easement and Limited Rights of Entry, including the terms and provisions thereof;
	Recorded:	September 26, 2003
	Recorder's Fee No.:	2003-229855
	In Favor Of:	The City of Portland, Oregon, a municipality of the state of Oregon

(Affects Easterly portion of Tract A)

Said Temporary Easement will terminate no later than December 21, 2005.

40.	ADDED
Easement Agreement and Release of Easements, including the terms and provisions thereof;
	Dated:	November 18, 2004
	Recorded:	November 18, 2004
	Recorder's Fee No.:	2004-209519
By and Between:

Neil D. Feinstein and Sharon Jean Feinstein, Time Oil Co., Port of Portland, Schnitzer Investment Corp., Jefferson Smurfit Corporation (U.S.) formerly known as Container Corporation of America, Joseph T. Ryerson & Son, Inc., Portland General Electric Co., Ro-mar Realty of Oregon, Oregon Steel Mille, T & 0 Trucking, Lampros Properties, Camrose Pipe Corporation Inc., LLC,

(Affects the use of Time Oil Road)

41.	ADDED
New Time Oil Road Maintenance Agreement of 2004, including the terms and provisions thereof;
	Dated:	November 18, 2004
	Recorded:	November 18, 2004
	Recorder's Fee No.:	2004-209520
By and Between:

Time Oil Co., Schnitzer Investment Corp., Port of Portland, Oregon Steel Mills, Neil D. & Sharon Jean Feinstein, Joseph T. Ryerson & Son, Inc. Ro-mar Realty of Oregon, Inc.,General Electric Co., T & G Trucking, Jefferson Smurfit Corporation (U.S.), Lampros Properties, LLC, Camrose Pipe Corporation

(Continued)

The Lot 2 Permitted Exceptions

SCHEDULE B - SECTION 2

Order No. 249271

SPECIAL EXCEPTIONS

1.	DELETED

3.

Subject to Rights of the public and of governmental bodies and ownership of the State of Oregon, if any, in and to that portion of the premises herein described lying below the high water mark of the Willamette River.

6.	DELETED

7.	DELETED

8.	DELETED

9.	DELETED

10.	DELETED

11.	DELETED

12.	ADDED
An easement created by instrument, including terms and provisions thereof;
	Dated:	May 26, 1950
	Recorded:	May 29, 1950
	Book:	1407
	Page:	327
	In Favor of:	Portland General Electric Company
	For:	Underground electric distribution systems
	Affects:	No specific location set forth

(Continued)

Order No: 249271

SPECIAL EXCEPTIONS	(Continued)
13.	AMENDED
An easement created by instrument, including terms and provisions thereof.
	Dated:	June 1, 1950
	Recorded:	June 1, 1950
	Book:	1408
	Page:	125
	In Favor Of:	California Container Corporation
	For:	Utilities

13a.	DELETED

14.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 8, 1957
	Recorded:	May 10, 1957
	Book:	1842
	Page:	216
	In Favor Of:	Portland Gas & Coke Company
	For:	Gas main

15.	DELETED

16.	DELETED

17.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 22, 1970
	Recorded:	July 10, 1970
	Book:	742
	Page:	53
	In Favor Of:	The City of Portland
	For:	Water mains
	Affects:	A 10 foot strip in the Southerly area of Lot 2

18.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 21, 1970
	Recorded:	April 9, 1971
	Book:	781
	Page:	860
	In Favor Of:	The City of Portland
	For:	Public utilities

19.	An easement created by instrument, including terms and provisions thereof.
	Dated:	October 2, 1970
	Recorded:	August 14, 1972
	Book:	875
	Page:	1170
	In Favor Of:	National Life Insurance Company, it successors and assigns
	For:	Water and sewer lines
	Affects:	The West area of Lot 2

(Continued)

Order No: 249271

SPECIAL EXCEPTIONS	(Continued)
20.	AMENDED
An easement created by instrument, including terms and provisions thereof.
	Dated:	September 10, 1969
	Recorded:	September 19, 1972
	Book:	882
	Page:	956
	In Favor Of:	The City of Portland
	For:	Limited access for the inspection and utilization of a sanitary sewer sampling manhole
	Affects:	Lots 1, 2 and 3

21.	DELETED

22.	An easement created by instrument, including terms and provisions thereof.
	Dated:	July 31, 1974
	Recorded:	September 25, 1974
	Book:	1008
	Page:	1137
	In Favor Of:	The City of Portland
	For:	Water service vault

23.	AMENDED
An easement created by instrument, including terms and provisions thereof.
	Dated:	February 11, 1975
	Recorded:	March 25, 1975
	Book:	1032
	Page:	1915
	In Favor Of:	Smurfit, as successor to National Life Insurance Company
	For:	Railroad access

As amended by Relocation Agreement;
	Dated:	January 26, 2005
	Recorded:	February 4, 2005
	Recorder's Fee No.:	2005-020070

23a.	DELETED

24.	An easement created by instrument, including terms and provisions thereof.
	Dated:	June 23, 1976
	Recorded:	June 23, 1976
	Book:	1112
	Page:	29
	In Favor Of:	Beall Pipe and Tank Corporation
	For:	Ingress and egress
	Affects:	A 50 foot strip running in the Northerly area of Lot 1 and the Southerly area of Lot 2

(Continued)

Order No: 249271

SPECIAL EXCEPTIONS	(Continued)
25.	DELETED

26.	AMENDED
An easement created by instrument, including terms and provisions thereof.
	Dated:	October 1, 1980
	Recorded:	December 7, 1989
	Book:	2258
	Page:	2247
	In Favor Of:	Container Corporation of America
	For:	Ingress and egress
	Affects:	Lot 2

As amended by Relocation Agreement;
	Dated:	January 26, 2005
	Recorded:	February 4, 2005
	Recorder's Fee No.:	2005-020070

26a.	ADDED
An easement created by instrument, including terms and provisions thereof.
	Dated:	September 30, 1990
	Recorded:	September 28, 1990
	Book:	2347
	Page:	2475
	In Favor Of:	Joseph T. Ryerson & Son, Inc.
	For:	Ingress and egress
	Affects:	Northerly portion

27.	An easement created by instrument, including terms and provisions thereof.
	Dated:	September 30, 1990
	Recorded:	September 28, 1990
	Book:	2347
	Page:	2500
	In Favor Of:	Joseph T. Ryerson & Son, Inc.
	For:	Railroad rights
	Affects:	A 10 foot strip running through Lots 1, 2, 3 and 10

28.	AMENDED
Utility Easement Agreement, including the terms and provisions thereof;
	Dated:	September 30, 1990
	Recorded:	September 28, 1990
	Book:	2347
	Page:	2524
	By and Between:	Joseph T. Ryerson & Son, Inc., Schnitzer Steel Industries, Inc., and Schnitzer Investment Corp.

Said agreement contains maintenance provisions.

(Continued)

Order No: 249271

SPECIAL EXCEPTIONS	(Continued)
29.	DELETED

30.	AMENDED
Roadway Easement Agreement, including the terms and provisions thereof;
	Dated:	September 30, 1990
	Recorded:	September 28, 1990
	Book:	2347
	Page:	2547
	By and Between:	Joseph T. Ryerson & Son, Inc., Schnitzer Steel Industries, Inc., and Schnitzer Investment Corp.

Said agreement contains maintenance provisions.

31.	DELETED

32.	DELETED

33.	Restrictive Covenants regarding Storm Sewer improvements, including the terms and provisions thereof and including among other things a waiver of right of remonstrance;
	Recorded:	August 11, 1994
	Recorder's Fee No.:	94 121954

34.	Restrictive Covenants regarding Street improvements, including the terms and provisions thereof and including among other things a waiver of right of remonstrance;
	Recorded:	August 11, 1994
	Recorder's Fee No.:	94 121955

35.	Easements as dedicated or delineated on the recorded plat of BURGARD INDUSTRIAL PARK,
	For:	private utility, storm sewer, water line, private sanitary sewer, public sewer, telephone & power lines and private sanitary and storm sewer
	Affects:	various areas of Lot 2; reference is made to the subdivision plat for full details.

37.	ADDED
Temporary Public Roadway Easement and Limited Rights of Entry, including the terms and provisions thereof;
	Recorded:	September 26, 2003
	Recorder's Fee No.:	2003-229853
	In Favor Of:	The City of Portland, Oregon, a municipality of the state of Oregon

(Affects Easterly portion of Tract A)

Said Temporary Easement will terminate no later than December 21, 2005.

(Continued)

Order No: 249271

SPECIAL EXCEPTIONS	(Continued)
38.	ADDED
Easement Agreement and Release of Easements, including the terms and provisions thereof;
	Dated:	November 18, 2004
	Recorded:	November 18, 2004
	Recorder's Fee No.:	2004-209519
By and Between:

Neil D. Feinstein and Sharon Jean Feinstein, Time Oil Co., Port of Portland, Schnitzer Investment Corp., Jefferson Smurfit Corporation (U.S.) formerly known as Container Corporation of America, Joseph T. Ryerson & Son, Inc., Portland General Electric Co., Ro-mar Realty of Oregon, Oregon Steel Mille, T & G Trucking, Lampros Properties, Camrose Pipe Corporation

(Affects the use of Time Oil Road)

39.	ADDED
New Time Oil Road Maintenance Agreement of 2004, including the terms and provisions thereof;
	Dated:	November 18, 2004
	Recorded:	November 18, 2004
	Recorder's Fee No.:	2004-209520
By and Between:

Time Oil Co., Schnitzer Investment Corp., Port of Portland, Oregon Steel Mills, Neil D. & Sharon Jean Feinstein, Joseph T. Ryerson & Son, Inc. Ro-mar Realty of Oregon, Inc., Portland General Electric Co., T & G Trucking, Jefferson Smurfit Corporation (U.S.), Lampros Properties, LLC, Camrose Pipe Corporation

END OF REPORT
JMF/grs
March 31, 2005

The Lot 17 Permitted Exceptions

SCHEDULE B SECTION 2

Order No: 249133

SPECIAL EXCEPTIONS

1.	DELETED

3.

Subject to __________________ and ownership of the State of Oregon, if Rights of the public and of governmental bodies in and to that portion of the ____________ any, premises herein described lying below the high water mark of the Willamette River.

7.	DELETED

8.	DELETED

9.	DELETED

10.	DELETED

11.	DELETED

12.	DELETED

13.	DELETED

(Continued)

Order No: 249133

SPECIAL EXCEPTIONS	(Continued)

14.	DELETED

15.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 26, 1950
	Recorded:	May 29, 1950
	Book:	1407
	Page:	327
	From:	Louis Dulien and Ann Dulien, husband and wife
	In Favor Of:	Portland General Electric Company, an Oregon Corporation
	For:	Electrical transmission lines and appurtenances
	Affects:	The exact location of said easement is not disclosed of record

16.	An easement created by instrument, including terms and provisions thereof.
	Dated:	July 8, 1968
	Recorded:	October 30, 1968
	Book:	647
	Page:	1462
	In Favor Of:	The Port of Portland
	For:	Utilities
	Affects:	Strip through Southeasterly portion

Said easement was assigned by Mesne Assignments to Broadway Holding company by instrument;
	Dated:	April 5, 1971
	Recorded:	April 14, 1971
	Book:	782
	Page:	197

17	DELETED

18.	An easement created by instrument, including terms and provisions thereof.
	Dated:	May 21, 1970
	Recorded:	April 9, 1971
	Book:	781
	Page:	860
	In Favor Of:	City of Portland
	For:	Utilities
	Affects:	30 foot strip through southeasterly portion

19.	DELETED

20.	An easement created by instrument, including terms and provisions thereof.
	Dated:	June 12, 1981
	Recorded:	June 29, 1981
	Book:	1534
	Page:	748
	And Recorded:	January 14, 1982
Book:	1573
Page:	806

(Continued)

Order No: 249133

SPECIAL EXCEPTIONS	(Continued)
	And Recorded:	February 5, 1982
	Book:	1577
	Page:	1334
	Executed by:	Schnitzer Investment Corp., an Oregon corporation, and Beall Pipe, Inc., an Oregon corporation
	For:	Ingress and egress
	Affects:	Southeasterly portion

21.	DELETED

22.	DELETED

23.	City of Portland Administrative Decision Case File No. LUR 95-00963 OW, including the terms and provisions thereof;
	Recorded:	March 6, 1996
	Recorder's Fee No.:	96034612

25.	City of Portland Administrative Decision File No. LUR 96 00752 OW, including the terms and provisions thereof;
	Recorded:	October 7, 1996
	Recorder's Fee No.:	96151481

26.	ADDED
Land Use Review Document No. LU 02-121727 GW, including the terms and provisions thereof;
	Recorded:	September 30, 2002
	Recorder's Fee No.:	2002-173906

27.	Easement Agreement, including the terms and provisions thereof;
	Dated:	November 18, 2004
	Recorded:	November 18, 2004
	Recorder's Fee No.:	2004-209519
By and Between:

Neil D. Feinstein and Sharon Jean Feinstein, Time Oil Co., Port of Portland, Schnitzer Investment Corp., Jefferson Smurfit Corporation (U.S.) formerly known as Container Corporation of America, Joseph T. Ryerson & Son, Inc., Portland General Electric Co., Ro-Mar Realty of Oregon, Inc., Oregon Steel Mille, T & O Trucking, Lampros Properties, LLC and Camrose Pipe Corporation

(Continued)

Order No: 249133

SPECIAL EXCEPTIONS (Continued)

28.	New Time Oil Road Maintenance Agreement of 2004, including the terms and provisions thereof;
	Dated:	November 18, 2004
	Recorded:	November 18, 2004
	Recorder's Fee No.:	2004-209520
By and Between:

Time Oil Co., Schnitzer Investment Corp., Port of Portland, Oregon Steel Mills, Neil D. & Sharon Jean Feinstein, Joseph T. Ryerson & Son, Inc., Ro-Mar Realty of Oregon, Inc., Portland General Electric Co., T & G Trucking, Jefferson Smurfit Corporation (U.S.), Lampros Properties, LLC and Camrose Pipe Corporation

END OF REPORT
JMF/grs
March 31, 2005

EXHIBIT D

TRACT A DECLARATION

When recorded return to:

Bradley S. Miller

Ball Janik LLP

101 SW Main Street, Suite 1100

Portland, Oregon 97204

THIS DECLARATION (this Declaration ) is made as of the day of April, 2005, by SCHNITZER INVESTMENT CORP., an Oregon corporation ( Declarant ).

Declarant is the owner of real property in the City of Portland, County of Multnomah, State of Oregon, more particularly described as on the attached Schedule 1 ( Tract A ).

Declarant desires to grant utility and access easements (including provisions regarding the repair and maintenance of the access roadway) over Tract A for the benefit of Declarant and any future owners (each an Owner, collectively the Owners ) of the portion of the real property described on the attached Schedule 2 (the Benefited Property ).

In accordance with the requirements of that certain plat map recorded with the County Recorder of Multnomah County, Oregon on in October 1994 in Book 1227, Page 96 through 104 (the Plat ), upon the sale of the first to occur of Lots 2, 3, 4, or 5, BURGARD INDUSTRIAL PARK, in the City of Portland, County of Multnomah and State of Oregon (each a Tract A Ownership Lot and collectively, the Tract A Ownership Lots ), Declarant will deed a twenty-five percent (25%) tenancy in common interest in Tract A to each of the Owners of the Tract A Ownership Lots.

NOW, THEREFORE, Declarant declares as follows:

1.              Waiver of Partition. By accepting a deed to a tenancy in common interest in Tract A, each Owner of a Tract A Ownership Lot shall be deemed to have irrevocably waived the right to seek a partition of Tract A.

2.	Utility Easements.

(a)     Reservation of Easement. Declarant reserves a perpetual non-exclusive easement for the Owners of the Benefited Property to install, operate, maintain, repair and replace utility lines under, across and within Tract A, provided such utility lines do not materially interfere with or violate any restrictions, easements or other agreements affecting Tract A. The Owners of the Benefited Property shall not damage or cause interference with the operation of any improvements or facilities installed in accordance with the terms hereof by such other authorized users of Tract A, including, without limitation, the overhead electric utility line to be installed by Portland General Electric Company ( PGE ), on behalf of the Owner of the portion of the Benefited Property described on the attached Schedule 3 (the SSI Property ) pursuant to an easement granted by Declarant to PGE, reserved for the benefit of the Owner of the SSI Property, and their successors and assigns, and recorded in the real property records of Multnomah County, Oregon as Document Number 2005-069269 and re-recorded as Document Number 2005-070779. If the activities or facilities of such other utility providers result in any conflicts, each affected Owner shall cooperate and work with such other providers to eliminate such damage or interference; provided, however that cooperation hereunder shall not require an Owner to incur any cost or expense as a result of another Owner s installation of a new utility line pursuant to the easement rights granted to it in this Section 0 nor shall it be obligated to relocate its installations, and Declarant shall have no responsibility or liability for the same other than from the negligence or willful misconduct of Declarant; provided however, that to the extent Declarant is an Owner, Declarant s rights, duties and obligations shall be those of an Owner hereunder.

(b)     Performance of Utility Work. When performing utility work in Tract A, each Owner shall use or shall cause anyone performing utility work on behalf of or claiming under such Owner to use, commercially reasonable efforts to minimize any disruption to vehicular ingress and egress across Tract A; provided, however that the Owners acknowledge and accept that vehicular ingress and egress across Tract A may be temporarily limited as a result of utility work in Tract A. After the performance of any utility work in Tract A by or on behalf of an Owner for the purposes set forth in this Section 0, such Owner shall cause the affected portions of Tract A to be properly compacted and shall be responsible, at its sole cost and expense, for the restoration of all improvements and landscaping affected in any way by such work to at least the condition of such improvements and landscaping as it existed prior to such installation (including, without limitation, replacing any damaged trees with trees of similar size and type to the trees damaged), and such Owner shall warranty that all such work shall be free of material defects for a period of one (1) year following the completion of such work. In its use of Tract A and in the performance of the utility work which an Owner is authorized to perform within Tract A, such Owner shall use its reasonable efforts to avoid causing any damage to, or interference with, any improvements on or within Tract A (including, without limitation, any other utility lines installed under, across or within Tract A) or on or within the real property adjacent to Tract A; and each such Owner shall, during the performance of any utility work in Tract A, use commercially reasonable efforts to provide vehicular access to each Owner of Benefited Property.

(c)     Use of Tract A for Utility Purposes. In its use of Tract A for utility purposes, an Owner shall: (i) use commercially reasonable efforts to provide for the safety and convenience of all persons using Tract A; (ii) regularly inspect, and, at all times, maintain its facilities and related equipment in good order and repair and in proper operating condition; (iii) not permit any claim, lien or other encumbrances arising from its use of Tract A to accrue against or attach to Tract A or any adjacent lands; and (iv) indemnify, protect, defend and hold harmless the Declarant and other Owners of the Benefited Property for, from and against claims, liabilities, costs and expenses arising out of the installation, maintenance, repairs, operation, or replacement of the utility lines and related equipment in Tract A by or on behalf of such Owner.

(d)     Failure to Perform. If an Owner fails to perform any obligation set forth in this Section 0, the Owner of any of the Benefited Property may send the non-performing Owner written notice of non-performance pursuant to the notice provisions of Section 0. If within thirty (30) days of such notice the non-performing Owner fails to send the Owner sending the non-performance notice a written notice either (i) disputing the non-performance (which dispute shall be resolved by arbitration as provided herein); or (ii) acknowledging such non-performance and agreeing to commence the cure of such non-performance and diligently pursue such cure to completion, any such other Owner of the Benefited Property shall have the right, but not the obligation, to institute arbitration hereunder to determine whether performance is required and, if required, to compel performance. In any emergency, an Owner shall make commercially reasonable efforts to notify the non-performing Owner of the emergency and necessary performance but no written notice to a non-performing Owner pursuant to Section 0 shall be required before any other Owner of the Benefited Property shall have the right to cure such non-performance that resulted in such emergency. In the event of an emergency in which an Owner of Benefited Property cures non-performance, the performing Owner shall, at its option, have the right to seek reimbursement of the reasonable costs of performance from the non-performing Owner or the Owners in the percentages provided in Schedule 4; provided, however that if Owners whose collective Maintenance and Approval Percentage (as defined in Section 0 below) equals or exceeds fifty-one percent (51%), dispute that an emergency existed and object to reimbursement of the cost of performance, then the objecting Owners may, but shall not be required to, institute arbitration as provided herein in which the performing Owner must demonstrate that an emergency existed requiring it to immediately perform the work for which reimbursement is sought.

3.	Access and Storm Drain Easements.

(a)     Reservation of Access Easement. Declarant hereby declares and reserves for the benefit of the Owners of the Benefited Property perpetual, non-exclusive easements for vehicular ingress and egress over Tract A in the location of the existing roadway or any relocation thereof located on Tract A (the Roadway ). The Owners may allow the use of the Roadway for ingress and egress by their employees, agents, invitees, licensees or tenants (each, an Authorized Roadway User ), but each Owner shall at all times remain responsible for the performance of all obligations hereunder by its Authorized Roadway Users. There shall be no parking or storage of vehicles or equipment in Tract A, and Tract A shall be used for roadway and utility purposes only. The Owners acknowledge and accept that the grant of this easement is subject to applicable laws and governmental regulations and restrictions and any temporary limitations on the use of the Roadway in connection with the repair, replacement or relocation of the Roadway (which relocation may be initiated by the Managing Owner (as defined below) at its sole cost and expense to any location reasonably selected by such Managing Owner so long as the location of the Roadway, as relocated, is within Tract A); provided, that during any repair, replacement or relocation of the Roadway by the Managing Owner, the Managing Owner shall use commercially reasonable efforts to provide vehicular access to each Owner of Benefited Property. The initial Managing Owner shall be the Owner of the portion of the Benefited Property described on the attached Schedule 5; provided, that the Managing Owner may convey portions of such property to third parties without relinquishing its role as Managing Owner and may assign its rights and delegate its duties as Managing Owner to an Owner of Benefited Property who must agree to assume the rights and duties of the Managing Owner.

(b)	Reservation of Storm Drain Easements.

(1)     SSI Storm Drain Easement. Declarant hereby declares and reserves a perpetual non-exclusive easement for the benefit of Declarant and the Tract A Ownership Lots to use the existing storm drain lines under, across and within the portion of the SSI Property pictorially shown on the attached Schedule 9 (the SSI Storm Drain Easement ). The SSI Storm Drain Easement encompasses portions of the existing storm water and processed water collection system located on the SSI Property, as depicted on the attached Schedule 9.

(2)     SSI Storm Water System. There is an existing storm water and processed water collection system located on the SSI Property, a portion of which is located within the SSI Storm Drain Easement and a portion of which is located within the 10 Storm Drain Easement created under the Plat, which includes, without limitation, the piping and the outfalls, all catch basin filters and all oil/water separators (together the SSI Storm Water System ). There is an existing storm water and processed water collection system located on Tract A, which includes, without limitation, the piping, all catch basin filters and all oil/water separators (the Tract A Storm Water System ). The Tract A Storm Water System connects to the SSI Storm Water System. The Tract A Storm Water System and the SSI Storm Water System are jointly referred to herein as the Storm Water System.

(3)     Inspection. The Managing Owner shall regularly inspect, and, at all times, maintain the Tract A Storm Water System in good order and repair and in proper operating condition. The Owner of the SSI Property shall regularly inspect, and, at all times, maintain the SSI Storm Water System in good order and repair and in proper operating condition.

(4)     No Liens. The Managing Owner shall: (i) not permit any claim, lien or other encumbrances arising from its use of the Storm Water System to accrue against or attach to the SSI Property; (ii) comply with all laws, ordinances, regulations, requirements and permits applicable to the discharge from Tract A into the Storm Water System from and after the date hereof, including, without limitation, permits issued by the Oregon Department of Environmental Quality ( DEQ ) and the City of Portland Bureau of Environmental Services ( BES ) (collectively, the Regulatory Requirements ); (iii) provide for emergency response to prevent spills, releases or other unlawful discharges from Tract A from entering into the Storm Water System and to prevent spills from discharging from an outfall into or beyond the slip (including provisions of appropriate sorbent booms or other response in the event of a discharge); and (iv) periodically monitor stormwater quality, to the extent required by permits issued by the DEQ and/or the BES or pursuant to any other Regulatory Requirements and provided to Managing Owner. Any stormwater quality monitoring data which the Managing Owner is required to provide to DEQ or BES pursuant to Regulatory Requirements shall be provided to the Owner of the SSI Property not later than concurrently with its submission to DEQ and/or BES or other applicable regulatory agency.

(5)     Emergency Actions. In any emergency, the Managing Owner shall make commercially reasonable efforts to notify the non-performing Owner of a Tract A Ownership Lot of the emergency and necessary performance. No written notice to a non-performing Owner of a Tract A Ownership Lot pursuant to Section 6(h) shall be required before the Managing Owner shall have the right, but not the obligation, to cure any non-performance that resulted in such emergency, including, without limitation, such actions as may be necessary to prevent spills, releases or discharges by operating an emergency shut off valve. In the event the Managing Owner does not take immediate action to cure the non-performance that resulted in such emergency, the Owner of the SSI Property shall have the right, but not the obligation, to do so, and no prior written notice pursuant to Section 6 (h) shall be required. Upon taking action to cure non-performance, the Owner of the SSI Property shall make commercially reasonable efforts to notify the non-performing Owner of a Tract A Ownership Lot and the Managing Owner of the emergency and necessary performance. The Managing Owner and the Owner of the SSI Property shall have reasonable access to the Tract A Ownership Lots as necessary to access an emergency shut off valve. In the event of an emergency in which the Managing Owner or the Owner of the SSI Property cures or takes affirmative action to cure non-performance, the Managing Owner or the Owner of the SSI Property shall have the right to seek reimbursement of its own reasonable costs of performance from the non-performing Owner of a Tract A Ownership Lot. The Managing Owner shall indemnify and hold the Owner of the Tract A Ownership Lot harmless to the extent that the actions of the Managing Owner pursuant to this section are negligent and exacerbate the spill, release or discharge. The Owner of the SSI Property shall indemnify and hold the Owner of the Tract A Ownership Lot harmless to the extent that the actions of the Owner of the SSI Property pursuant to this section are negligent and exacerbate the spill, release or discharge.

(c)     Maintenance and Repairs of Roadway and Storm Water System Budget. The Managing Owner shall maintain and repair the Roadway in good condition and repair consistent with the standards described on the attached Schedule 6 (the Roadway Minimum Standards ). As a part of the Budget (defined below), the Managing Owner shall include amounts as necessary to reimburse the Owner of the SSI Property for the cost of maintaining the SSI Storm Water System to the extent that system serves Tract A, which shall be determined based on the estimated volume of use from Tract A, and the Owner of the SSI Property shall be reimbursed for such costs. Each Budget shall provide the amounts necessary for the repair and maintenance costs for the Roadway, the Tract A Storm Water System and the SSI Storm Water System (to the extent serving Tract A based on the estimated volume of use), including reserves (the Budget ). The Budget for calendar year 2005 is attached as Schedule 7. The Budget for calendar year 2005 shall be prorated from the date of this Declaration. Not less than 30 nor more than 60 days before the beginning of each calendar year, Managing Owner shall provide written notice to each other Owner of the proposed Budget for the upcoming calendar year. Each notice of proposed Budget shall include an accounting of all repair and maintenance expenditures made since the prior accounting, and a summary of the amount of all repair and replacement reserves then held on account and the purpose of each reserve consistent with prior Budgets. The proposed Budget shall include, in reasonable detail, projected maintenance expenses for the upcoming year, and a proposed assessment for maintenance or replacement reserves to be paid during the coming year, and the purpose or purposes for such reserves. Unless Owners responsible for aggregate Maintenance and Approval Percentages of greater than 50% object to the proposed Budget by written notice to Managing Owner within thirty (30) days of the date notice of the proposed Budget is given, the proposed Budget shall be deemed approved. In the event Owners responsible for aggregate Maintenance and Approval Percentages of greater than 50% do timely object to such proposed Budget, Managing Owner shall seek the recommendation of a Qualified Independent Engineer (as defined below) reasonably selected by the Managing Owner, which engineer shall make a determination of the maintenance, repairs and/or replacements, and reasonable reserves, required during the upcoming calendar year to maintain the Roadway in a condition comparable to the Roadway Minimum Standards or for a needed improvement to the Storm Water System. Any Extraordinary Assessment for Reserves (as defined below) shall be supported by the opinion of a Qualified Independent Engineer. For purposes of this Agreement, a Qualified Independent Engineer shall be an expert in road design, maintenance and construction if the increase in the Budget is due to roadway improvements, and shall be an expert in storm water systems design and construction if the increase in the Budget is due to storm water system improvements. For purposes of this Agreement, an Extraordinary Assessment for Reserves shall initially mean an assessment for reserves for future repairs, replacements or maintenance for all Owners, in the aggregate of $50,000 or more for the coming calendar year. The amount qualifying as an Extraordinary Assessment for Reserves shall be adjusted every five (5) years, starting with calendar year 2010 by an amount equal to the percentage change over the previous five (5) year period in the Consumer Price Index Seasonally Adjusted U.S. City Average for all Items for All Urban Consumers (1982-84=100) published in the Monthly Labor Review by the Bureau of Labor Statistics of the United States Department of Labor (a CPI Adjustment ). The recommendations of the Qualified Independent Engineer shall be binding upon the Managing Owner and all other Owners, and shall be the basis for the reserve portion of the Budget for the year or years during which the reserve is to be collected for the improvement(s) in question. To the extent the Qualified Independent Engineer does not provide cost estimates for maintenance, repairs, replacements, reserves or any Extraordinary Assessment for Reserves recommended by such engineer, Managing Owner shall seek one or more bids from qualified contractors reasonably selected by Managing Owner, which bid or bids shall be the basis for the budgeted amount for the work recommended by the Qualified Independent Engineer. In performing the maintenance and repair of the Roadway and the Storm Water System, Managing Owner may, without the consent of the other Owners, spend all amounts contained in the Budget designated for standard maintenance and repair for such calendar year and any unspent amounts at the end of each calendar year shall be applied to each Owner s pro rata payment of monthly payments to the Managing Owner based on the Budget for the subsequent calendar year. The Managing Owner may only spend money held in reserve for a specific repair or replacement on the repair or replacement for which the reserve was established, except as provided in the following sentence. During a calendar year, the Managing Owner may only expend money in excess of the Budget (exclusive of the reserves) for such calendar year if: (i) an emergency exists, (ii) Owners whose collective Maintenance and Approval Percentage (as defined below) equals or exceeds sixty-five percent (65%) have consented to such expenditure, or (iii) Managing Owner performs the repair of damage or additional maintenance caused by a Defaulting Owner as defined and provided in Section 3(d) below.

(d)Damage or Excessive Maintenance. If an Owner s or such Owner s Authorized Roadway Users use the Roadway in such a way as to cause damage to the Roadway (other than normal wear and tear from vehicular ingress and egress) or require maintenance at a level that is greater than the Roadway Minimum Standards, then the Managing Owner may notify such Owner (the Defaulting Owner ) of such damage and/or need for additional maintenance. If within thirty (30) days of such notice such Defaulting Owner fails to send the Managing Owner a written notice either disputing the such damage and/or need for additional maintenance (which dispute shall be resolved by arbitration as provided herein) or acknowledging such damage and/or need for additional maintenance and agreeing to commence the repair of such damage and/or performance of such additional maintenance and diligently pursue such cure to completion, the Managing Owner shall have the right, but not the obligation, to perform such repairs or additional maintenance and such Defaulting Owner shall reimburse the Managing Owner for the cost of such repair or additional maintenance costs within thirty (30) days of written request therefor by the Managing Owner.

(e)     Indemnification. Each Owner shall indemnify, protect, defend and save the other Owners harmless for, from and against any and all liability, damage, expense, causes of action, suits, claims, or judgments arising from bodily injury, death, or property damage arising out of the negligence or willful misconduct in connection with such Owner s and its Authorized Roadway Users use of the Tract A, except to the extent caused by the negligence or willful misconduct of the Owner seeking indemnification. Each Owner of a Tract A Ownership Lot shall indemnify, protect, defend and save the other Owners of Tract A Ownership Lots harmless for, from and against claims, liabilities, costs and expenses arising out of event occurring after the date hereof in connection with the use of, and discharge from and Owner s property into the Storm Drain System, except to the extent caused by the negligence or willful misconduct of the Owner of a Tract A Ownership Lot seeking indemnification.

(f)     Insurance. Each Owner of Benefited Property shall maintain liability insurance reasonably appropriate to insure against liability relating to Tract A and provide coverage for its indemnity obligations hereunder, but failure to maintain such insurance shall not obviate an Owner s indemnity obligations.

(g)     Payment Terms. The Managing Owner shall invoice each Owner of the Benefited Property for such Owner s share of the costs to maintain and repair the Roadway and Storm Water System on a monthly or quarterly basis (at the discretion of the Managing Owner), but only to the extent allowed under Section 0, and each such Owner shall pay, within thirty (30) days of written request therefor, to the Managing Owner, such Owner s share of the costs of such maintenance and repairs using the percentages for such Owner s lot described on the attached Schedule 4 (the Maintenance and Approval Percentage ). The Managing Owner shall deposit all unrestricted maintenance and repair funds in a separate interest bearing checking account at a national bank reasonably selected by the Managing Owner with an office in Portland, Oregon. The Managing Owner shall deposit all funds to be held as reserves in an interest bearing escrow account ( Escrow Account ) established at Chicago Title Insurance Company of Oregon ( CTI ), which shall be designated as the escrowee and which shall be paid an annual fee to maintain the escrow account pursuant to escrow instructions executed by the Owners of Benefited Property. Approved payments from funds held in reserve shall be submitted by the Managing Owner to CTI for payment from the Escrow Account and paid out by CTI pursuant to the escrow instructions. If CTI should refuse to act as escrowee hereunder, the Owners of the Benefited Property shall cause a new entity to be appointed to serve as escrowee. No failure to invoice or delay in invoicing shall constitute a waiver of the Managing Owner s right to invoice each Owner of the Benefited Property for such Owner s share of all amounts due hereunder.

(h)     Additional Obligations. The attached Schedule 4 does not include the owners of the parcels of land described on the attached Schedule 8 ( Lots 12, 15 and 18 ), which owners have the right to use Tract A pursuant to separate agreements that do not contain express provisions regarding the collection of maintenance expenses (each an, Excluded User, and together the, Excluded Users ). The Managing Owner shall have the right, but not the obligation, to seek to obtain reimbursement from the Excluded Users of their respective shares of maintenance and repair expenses for the Roadway and the Storm Water System, either by having the Excluded Users execute joinders to this Declaration or pursuant to the provisions of ORS 105.170 to ORS 105.185; provided however, that the Managing Owner shall have no obligation to institute litigation to collect maintenance and repair expenses from the Excluded Users. To the extent an Excluded User agrees to be obligated to pay its share of maintenance and repair expenses under this Declaration, the Managing Owner shall revise Schedule 4 (without the need for a formal amendment to this Declaration) to proportionately reduce the percentage for which each Owner of the Benefited Property is responsible for maintenance and repair expenses under this Declaration based upon such new allocation. To the extent an Excluded User agrees to pay its share of a maintenance and repair expense but does not agree to do so under this Declaration then, upon the Managing Owner s actual receipt of payment from an Excluded User, each Owner s maintenance or repair payment shall be reduced (or refunded if payment has previously been made) by an amount equal to the product of (i) the amount paid by an Excluded User, less the reasonable costs of collection incurred by the Managing Owner (including, without limitation, the costs of its in-house personnel), multiplied by (ii) such Owner s Maintenance and Approval Percentage. If the Managing Owner incurs costs (including, without limitation, the costs of its in-house personnel) in pursuing reimbursement or joinders from the Excluded Users, then, regardless whether the Managing Owner is successful in obtaining reimbursement or joinder, the costs of pursuing reimbursement or joinder shall be included in the cost of maintenance and repair of the Roadway and the Storm Water System for which each Owner of the Benefited Property shall pay such Owner s share of the collection costs in proportion to such Owner s Maintenance and Approval Percentage.

(i)Managing Owner Default. A Managing Owner Default shall be deemed to have occurred if any Owner sends the Managing Owner and all other Owners a written notice that the Managing Owner has failed to maintain and repair the Roadway in the condition required under this Declaration pursuant to the notice provisions of Section 0 and within thirty (30) days of such notice the Managing Owner fails to send the Owner sending such notice a written notice either disputing the non-performance (which dispute shall be resolved by arbitration as provided herein) or acknowledging such non-performance and agreeing to commence the cure of such non-performance and diligently pursue such cure to completion. So long as a Managing Owner Default remains uncured, any other Owner shall have the right, but not the obligation, to cure such non-performance; provided that in an emergency posing a material risk of injury to persons or property, any Owner shall have the right, but not the obligation, to cure non-performance by the Managing Owner so long as such Owner shall first make commercially reasonable efforts to notify the Managing Owner of such emergency, but no written notice to the Managing Owner shall be required before such other Owner shall have the right to cure such non-performance. In the event an Owner cures non-performance by the Managing Owner, the performing Owner shall have the right to seek reimbursement of the reasonable costs of performance from the other Owners in the percentages provided in Schedule 4. The Managing Owner may be replaced as Managing Owner from time to time upon an affirmative vote of a majority of the other Owners based on the collective Maintenance and Approval Percentage of the Owners other than the Managing Owner, which shall be determined by (i) eliminating the square footage of all lots owned by the Managing Owner as shown on Schedule 4, with the balance of the square footage equal to 100% (the Remaining Square Footage, ) and (ii) dividing the square footage owned by each Owner other than the Managing Owner by the

Remaining Square Footage, with the resulting percentages for each other Owner being the Maintenance and Approval Percentage of the Owners other than the Managing Owner.        The vote shall occur at a meeting called by any Owner for such purpose and if the Owners shall vote to replace the Managing Owner, they shall also select a new Managing Owner. The Owner requesting such a meeting shall provide not less than ten (10) days prior written notice to each of the other Owners pursuant to Section 0, designating a time and location in Portland, Oregon for such meeting.

(j)      Relation to Plat. The provisions of this Declaration regarding the repair and maintenance of the Roadway replace and supersede the repair and maintenance provisions contained in the Plat and the provisions of the Plat specific to the repair and maintenance of Tract A by the Owners of the Tract A Ownership Lots shall be of no further force or effect.

4.      Lien Rights. If an amount payable by an Owner to another Owner, including, without limitation, any amount due to the Managing Owner pursuant to this Declaration is not paid within thirty (30) days after its due date, such assessment or charge shall become delinquent and shall bear interest from the due date until paid at a rate per annum equal to the higher of: (a) twelve percent (12%) or (b) the prevailing prime (reference) rate as published by Bank of America (or any successor bank) at its Portland main branch office, or any comparable successor rate of interest, plus five (5) percentage points, but in no event higher than the maximum rate permitted by applicable law. In addition, the Managing Owner on behalf of each Owner that is owed money under this Declaration by another Owner may: (i) file a statement of lien against the parcel of an Owner that fails to pay such amounts when due (which lien shall be subject to the terms of this Declaration) and foreclose the lien to the extent allowable under Oregon law; (ii) bring an action to recover monetary damages; and/or (iii) exercise any other right or remedy available to it at law, in equity, or under this Declaration. No holder of a mortgage or trust deed who acquires title to a parcel of the Benefited Property by exercising the remedies provided in its mortgage or trust deed shall be liable for unpaid assessments levied prior to the date of such acquisition of title. The sale or transfer of any parcel of the Benefited Property shall not affect any assessment lien thereon; provided, however, that the sale of any such parcel pursuant to foreclosure of a mortgage or trust deed thereon shall extinguish the lien as to any installments of such assessments levied prior to the date of sale.

5.      No Public Dedication. Nothing contained in this Declaration creates any rights in the general public or dedicates for public use any portion of Tract A.

6.	Miscellaneous.

(a)     The easements, restrictions, benefits and obligations hereunder shall create mutual benefits and servitudes running with the land and shall bind and inure to the benefit of the Owners, their respective heirs, successors and assigns. The singular number includes the plural and the masculine gender includes the feminine and neuter. Any person or entity acquiring fee title to the Benefited Property or any portion thereof shall be considered an Owner and shall be bound by, or as applicable, receive the benefits of, this Declaration.

(b)     The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Declaration nor in any way affect the terms and provisions hereof.

(c)     Any claim, controversy, or dispute between the parties arising out of or relating to this Declaration, or to the interpretation or breach thereof, shall be resolved by arbitration in accordance with the then-effective arbitration rules of the Arbitration Service of Portland, Inc. or the then-effective commercial arbitration rules of the American Arbitration Association, whichever organization is selected by the party that first initiates arbitration by filing a claim in accordance with the filing rules of the organization selected, and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof. The parties shall use commercially reasonable efforts to complete any arbitration within sixty (60) days of the filing of the dispute, unless the dispute is regarding the refusal to grant a consent or approval, in which case the time period shall be thirty (30) days. The arbitrator or arbitrators shall be empowered to impose sanctions for any party s failure to use commercially reasonable efforts. Each party agrees to keep all disputes and arbitration proceedings strictly confidential, except for the disclosure of information required in the ordinary course of business of the parties or as required by applicable law or regulation. Any time limitation (such as the statute of limitations or laches) that would bar litigation of a claim, shall also bar arbitration of the claim. If any provision of this arbitration program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable. The Owners of the Benefited Property understand that, on demand, their disputes as described herein will be resolved by arbitration rather than in a court, and once so decided, cannot later be brought, filed, or pursued in court.

(d)     In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the US Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Declaration or with respect to any dispute relating to this Declaration, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith (collectively, Attorneys Fees ). In the event of suit, action, arbitration, or other proceeding, the amount of the Attorneys Fees shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

(e)     Except for payments of money due hereunder, in case of interference in performance by any Owner of its obligations under this Declaration because of any act beyond the reasonable control of such Owner, including without limitation acts of God, war, insurrection, fires, floods, strikes, unanticipated equipment failure or other cause beyond the reasonable control of such Owner, all affected Owners shall take reasonable measures to mitigate the unfavorable effects of such force majeure events and performance hereunder shall be excused for a reasonable period of time while the affected Owners take reasonable measures to mitigate.

(f)     It is expressly agreed that no breach of this Declaration shall entitle any person or entity to cancel, rescind, or otherwise terminate this Declaration, or defeat or render invalid the lien of any mortgage or trust deed made in good faith and for value as to any part of the Benefited Property. However, such limitation shall not affect in any manner any other rights or remedies which a party may have hereunder by reason of any such breach.

(g)     This Declaration (including exhibits) constitutes the entire agreement, and once executed and delivered may not be modified, canceled or altered in any respect except by written agreement signed by Owners whose collective Maintenance and Approval Percentage equals or exceeds seventy-five percent (75%) and recorded in the same manner as required by this document. Invalidation of any provision of this Declaration, in whole or in part, or of any application of a provision of this Declaration, by judgment or court order shall in no way affect other provisions or applications.

(h)     Notice may, unless otherwise provided herein, be given or served (a) by certified mail, return receipt requested, with postage prepaid, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier, (c) by facsimile transmission, if the time of facsimile delivery is confirmed by sender s receipt of a transmission report, generated by sender s facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety and provided the facsimile was forwarded prior to 5:00 P.M., or (d) by depositing the same into custody of a nationally recognized overnight delivery service. Notice given in any manner shall be effective only if and when received by the party to be notified between the hours of 8:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, each Owner s notice address shall be the address of each Benefited Property. Each Owner shall have the right from time to time to change its respective notice address, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written notice to all other Owners.

(i)      No modification or termination of this Declaration shall be binding upon any first position holders of any mortgage or trust deed encumbering the Benefited Property or their successors or assigns ( Mortgage Holder ), unless the Mortgage Holder has consented to the modification or termination, which consent shall not be unreasonably withheld, conditioned or delayed. However, consent will be deemed given if a Mortgage Holder does not object in writing within thirty (30) days after notice of the proposed modification or termination.

IN WITNESS WHEREOF, the undersigned has executed this Declaration the day and year first written above.

SCHNITZER INVESTMENT CORP., an Oregon corporation

By: ______________________________________

Title: _____________________________________

State of	___________________________)

___________________________)ss.

County of	___________________________)

The foregoing instrument was acknowledged before me this _____ day of ______, 2005, by _________________, the _____________ of _________________, on behalf of ________________.

(Seal and Expiration Date)

_____________________________________

Notary Public

Schedule 1

Legal Description of Tract A

March 31, 2005

Job No. 05-3788

NEW TRACT A , BIP

A tract of land being a portion of Tract A , Lot 2 and Lot 3, Burgard Industrial Park, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Tract A thence along the East line thereof South 1729 34 East, 62.50 feet to the Southeast corner of said Tract A thence along the South line thereof South 8846 12 West, 1563.75 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line North 8955 04 West, 43.60 feet to an angle corner in the West line of said Lot 2; thence along said West line North 0004 56 East, 201.97 feet to an angle point therein; thence North 6506 14 West, 361.13 feet; thence South 8955 04 East, 80.16 feet; thence North 0004 56 East, 29.07 feet; thence South 6646 00 East, 293.17 feet; thence North 9000 00 East, 162.76 feet to the West line of Lot 4, Burgard Industrial Park; thence along said West line South 3231 53 East, 19.14 feet to a point on the arc of a non-tangent 140.00 foot radius curve to the right, a radial line bears North 1704 11 West to said point; thence along the arc of said curve 38.70 feet through a central angle of 1550 23 (the long chord bears North 8051 01 East, 38.58 feet); thence North 0113 48 West, 10.00 feet; thence North 8846 12 East, 1546.25 feet to the point of beginning.

Containing therein 2.560 acres, more or less.

Schedule 2

Legal Description of Benefited Property

March 31, 2005

Job No. 05-3788

Benefited Property Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Containing therein 13.033 acres, more or less.

Benefited Property Lot 3

(PART OF LOT 3, BIP)

A tract of land being a portion of Lot 3 and a portion of Tract A , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northwest corner of said Lot 3; thence along the North line thereof South 8038 34 East, 282.88 feet to the beginning of a non-tangent 420.00 foot radius curve to the right, a radial line bears North 3815 50 East to said point; thence Southeasterly and Southerly along the arc of said curve 379.69 feet through a central angle of 5147 49 (the long chord bears South 2550 16 East, 366.89 feet) to a point on the East line of said Lot 3; thence along said East line South 0003 39 West, 333.34 feet to an angle point therein; thence South 8846 12 West, 18.11 feet to an angle point therein; thence along the East line of said Lot 3 South 0100 48 East, 37.64 feet to the beginning of a non-tangent 529.00 foot radius curve to the right; thence along the arc of said curve 132.91 feet through a central angle of 1423 44 (the long chord bears South 0715 31 West, 132.56 feet); thence South 1409 54 West, 98.26 feet to the beginning of a non-tangent 348.50 foot radius curve to the left; thence along the arc of said curve 294.51 feet through a central angle of 4825 11 (the long chord bears South 0945 12 East, 285.83 feet); thence South 3231 53 East, 3.11 feet; thence leaving the East line of said Lot 3 North 9000 00 West, 162.76 feet; thence North 6646 00 West, 293.17 feet to a point in the West line of said Tract A thence along said West line North 0004 56 East, 10.93 feet to the Southwest corner of said Lot 3; thence along the West line thereof North 0004 56 East, 1132.09 feet to the point of beginning.

Containing therein 11.123 acres, more or less.

Benefited Property Lots 4, 5, 6, 7, 8 and Tract C

Lots 4, 5, 6, 7, 8 and Tract C , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon.

Containing therein 11.9422 acres, more or less.

Benefited Property Lot 11

(LOT 11)

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the point of intersection of the Easterly Harbor Line of the Willamette River as established by U.S. Army Corps of Engineers, February 9, 1968, with the Westerly extension of the South line of said Section 35; thence North 2353'30" West along said Easterly Harbor Line, 2001.45 feet; thence North 2339'54" West along said Easterly Harbor Line, 362.89 feet; thence leaving said Harbor Line South 8955 04 East, 334.00 feet, more or less, to a point on the line of Ordinary Low Water of the Willamette River, said point being the True Point of Beginning of the tract of land herein described; thence continuing South 8955'04" East, 587.06 feet; thence North 0006'41" East, 78.64 feet to the Southwest corner of that certain tract conveyed to Container Corporation recorded July 1, 1950 in Book 1408, Page 125, Multnomah County Deed Records; thence along the West line thereof North 0006 41 East, 373.53 feet to a point on the South line of that certain tract conveyed to Bell Oil Terminal Co. recorded October 9, 1953, in Book 1625, Page 494, said Deed Records; thence along the South line thereof North 8955'04" West, 355.36 feet; thence along the West line of said Bell Oil Terminal tract the following courses: North 0002'56" East, 188.56 feet; thence North 8955'04" West, 26.10 feet; thence North 0002'56" East, 229.39 feet to the Northwest corner of said Bell Oil Terminal tract, said point being on a line drawn South 8955'04" East from the most Southerly corner of the tract conveyed to Northwest Terminal Co. recorded December 11, 1943 in Book 800, Page 240, said Deed Records; thence North 8955 04" West, 673.37 feet more or less, to a point on the line of Ordinary Low Water of the Willamette River; thence along said line of Ordinary Low Water South 2632 06 East, 117.25 feet; thence South 0940 53 East, 62.95 feet; thence South 1440 37 East, 80.71 feet; thence South 0944 02 East, 100.86 feet; thence South 2131 49 East, 218.15 feet; thence South 4306 21 East, 197.65 feet; thence South 3906 11 East, 102.02 feet; thence South 3428 10 East, 88.36 feet; thence South 5331 18 East, 45.51 feet to the True Point of Beginning.

Containing therein 13.966 acres, more or less

Benefited Property Lot 13

(LOT 13)

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the point of intersection of the Easterly Harbor Line of the Willamette River as established by U.S. Army Corps of Engineers, February 9, 1968, with the Westerly extension of the South line of said Section 35; thence North 2353'30" West along said Easterly Harbor Line, 2001.45 feet; thence North 2339'54" West along said Easterly Harbor Line, 362.89 feet; thence leaving said Harbor Line South 8955'04" East, 921.06 feet; thence North 0006'41" East, 78.64 feet to the Southwest corner of that certain tract conveyed to Container Corporation recorded July 1, 1950 in Book 1408, Page 125, Multnomah County Deed Records; thence along the West line thereof North 0006 41 East, 313.53 feet to the Northwest corner of said Container Corporation tract and the True Point of Beginning of the herein described tract of land; thence continuing North 0006 41 East, 60.00 feet to a point on the South line of that certain tract conveyed to Bell Oil Terminal Co. recorded October 9, 1953, in Book 1625, Page 494, said Deed Records; thence along the South line thereof South 8955'04" East, 259.22 feet to the Southeast corner of said Bell Oil Terminal Co. tract; thence on a Southerly extension of the East line of said Bell Oil Terminal tract South 0002'56" West, 60.00 feet to the North line of said Container Corporation tract; thence along said North line North 8955 04 West, 259.29 feet to the True Point of Beginning.

Containing therein 0.357 acres, more or less.

Benefited Property Lot 14

(LOT 14)

A tract of land in the West one-half of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of that certain tract of land conveyed to Bell Oil Terminal Co. recorded February 1, 1955 in Book 1703 Page 450, Multnomah County Deed Records, said corner bears North 1236 16 West, 2981.27 feet from the Southwest corner of the William Gatton D.L.C.; thence Easterly on a line extending the Northerly line of said Book 1703, Page 450, South 8955 04 East, 896.35 feet to a point on the West line of Lot 3, BURGARD INDUSTRIAL PARK, a duly recorded subdivision, last described point bears South 0004 56 West, 694.20 feet from the Northwest corner of said Lot 3; thence along said West line of Lot 3 and West line of Tract A South 0004 56 West, 477.89 feet; thence North 8955 04 West, 80.16 feet to the most Northerly Northeast corner of that certain tract of land conveyed to Container Corp. recorded June 1, 1950 in Book 1408, Page 125, said Deed Records; thence along the North line thereof North 8955 04 West, 815.91 feet to a point of intersection with the Southerly extension of the East line of said Bell Oil Terminal Co. tract; thence North 0002 56 East along said Southerly extension and East line of the Bell Oil Terminal Co. Tract, 477.89 feet to the point of beginning.

Containing therein 9.832 acres, more or less.

Benefited Property Lot 16

(LOT 16)

A tract of land being a portion of those lands described in Book 883, Page 784 recorded September 22, 1972, Multnomah County Deed Records, in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southeast corner of that tract of land conveyed to Container Corporation of America recorded October 5, 1975, in Book 1066, Page 548, said Deed Records, said corner bears North 0004 56 East, 40.00 feet from an angle corner in the West line of Lot 2, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along said West line of Lot 2 South 0004 56 West, 40.00 feet; thence South 8955 04 East, 115.06 feet; thence South 0004 56 West, 196.53 feet; thence leaving said West line North 9000 00 West, 2069.30 feet, more or less, to the line of Ordinary Low Water of the Willamette River; thence along said line of Ordinary Low Water North 1232 11 West, 164.84 feet to the South line of those lands described in Book 883, Page 784, said Deed Records; thence along the South line thereof South 8955 04 East, 587.06 feet; thence North 0006 41 East, 78.64 feet to the Southwest corner of said Container Corporation of America tract; thence along the South line thereof South 8955 04 East, 1403.15 feet to the point of beginning.

EXCEPTING THEREFROM Ownership of the State of Oregon in and to that portion of the premises herein described lying below the line of Ordinary Low Water of the Willamette River.

Containing therein 10.273 acres, more or less.

Benefited Property Lot 17

(LOT 17)

A tract of land being a portion of those lands described in Book 883, Page 784, recorded September 22, 1972, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harbor Line of the Willamette River; thence along said Harbor Line North 2553 30 West, 253.93 feet; thence South 8808 52 East, 218.00 feet to the True Point of Beginning of the herein described tract of land, said point being the line of Ordinary Low Water of the Willamette River; thence continuing South 8808 52 East, 1170.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along the Westerly right of way line of N. Burgard Road North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2069.30 feet, more or less, to the line of Ordinary Low Water of the Willamette River; thence along said line of Ordinary Low Water South 1232 11 East, 440.17 feet; thence South 4647 24 East, 41.71 feet; thence South 2553 28 East, 175.11 feet; thence South 2625 59 East, 436.73 feet; thence South 2324 33 East, 97.72 feet; thence South 2805 06 East, 149.78 feet; thence South 2612 54 East, 302.88 feet; thence South 2523 35 East, 259.88 feet; thence South 2002 09 East, 15.96 feet to the True Point of Beginning.

Containing therein 75.857 acres, more or less.

Schedule 3

Legal Description of the SSI Property

March 31, 2005

Job No. 05-3788

NEW TRACT A , BIP

An undivided 25% interest in the hereinafter described tract of land, said tract being a portion of Tract A , Lot 2 and Lot 3, Burgard Industrial Park, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Tract A thence along the East line thereof South 1729 34 East, 62.50 feet to the Southeast corner of said Tract A thence along the South line thereof South 8846 12 West, 1563.75 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line North 8955 04 West, 43.60 feet to an angle corner in the West line of said Lot 2; thence along said West line North 0004 56 East, 201.97 feet to an angle point therein; thence North 6506 14 West, 361.13 feet; thence South 8955 04 East, 80.16 feet; thence North 0004 56 East, 29.07 feet; thence South 6646 00 East, 293.17 feet; thence North 9000 00 East, 162.76 feet to the West line of Lot 4, Burgard Industrial Park; thence along said West line South 3231 53 East, 19.14 feet to a point on the arc of a non-tangent 140.00 foot radius curve to the right, a radial line bears North 1704 11 West to said point; thence along the arc of said curve 38.70 feet through a central angle of 1550 23 (the long chord bears North 8051 01 East, 38.58 feet); thence North 0113 48 West, 10.00 feet; thence North 8846 12 East, 1546.25 feet to the point of beginning.

Containing therein 2.560 acres, more or less.

Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve

119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Containing therein 13.033 acres, more or less.

Lot 17

(LOT 17)

A tract of land being a portion of those lands described in Book 883, Page 784, recorded September 22, 1972, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harbor Line of the Willamette River; thence along said Harbor Line North 2553 30 West, 253.93 feet; thence South 8808 52 East, 218.00 feet to the True Point of Beginning of the herein described tract of land, said point being the line of Ordinary Low Water of the Willamette River; thence continuing South 8808 52 East, 1170.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along the Westerly right of way line of N. Burgard Road North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2069.30 feet, more or less, to the line of Ordinary Low Water of the Willamette River; thence along said line of Ordinary Low Water South 1232 11 East, 440.17 feet; thence South 4647 24 East, 41.71 feet; thence South 2553 28 East, 175.11 feet; thence South 2625 59 East, 436.73 feet; thence South 2324 33 East, 97.72 feet; thence South 2805 06 East, 149.78 feet; thence South 2612 54 East, 302.88 feet; thence South 2523 35 East, 259.88 feet; thence South 2002 09 East, 15.96 feet to the True Point of Beginning.

Containing therein 75.857 acres, more or less.

Schedule 4

Maintenance Share for Owners of Benefited Property

Benefited Property (Lot #)_	Acres	Square Footage	Maintenance %age
2	6.52	283,859	7.10%
3	11.12	484,517	12.12%
4	4.20	182,952	4.58%
5	3.87	168,577	4.22%
6	3.62	157,600	3.94%
7	3.10	135,036	3.38%
8	3.66	159,255	3.98%
11	11.51	501,388	12.54%
13	0.35	15,461	0.39%
14	9.83	427,847	10.70%
16	1.29	56,126	1.40%
17	32.70	1,424,298	35.63%

	91.76	3,996,916	100.00%

Schedule 5

Legal Description of Managing Owner Property

Lot 3

(PART OF LOT 3, BIP)

A tract of land being a portion of Lot 3 and a portion of Tract A , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northwest corner of said Lot 3; thence along the North line thereof South 8038 34 East, 282.88 feet to the beginning of a non-tangent 420.00 foot radius curve to the right, a radial line bears North 3815 50 East to said point; thence Southeasterly and Southerly along the arc of said curve 379.69 feet through a central angle of 5147 49 (the long chord bears South 2550 16 East, 366.89 feet) to a point on the East line of said Lot 3; thence along said East line South 0003 39 West, 333.34 feet to an angle point therein; thence South 8846 12 West, 18.11 feet to an angle point therein; thence along the East line of said Lot 3 South 0100 48 East, 37.64 feet to the beginning of a non-tangent 529.00 foot radius curve to the right; thence along the arc of said curve 132.91 feet through a central angle of 1423 44 (the long chord bears South 0715 31 West, 132.56 feet); thence South 1409 54 West, 98.26 feet to the beginning of a non-tangent 348.50 foot radius curve to the left; thence along the arc of said curve 294.51 feet through a central angle of 4825 11 (the long chord bears South 0945 12 East, 285.83 feet); thence South 3231 53 East, 3.11 feet; thence leaving the East line of said Lot 3 North 9000 00 West, 162.76 feet; thence North 6646 00 West, 293.17 feet to a point in the West line of said Tract A thence along said West line North 0004 56 East, 10.93 feet to the Southwest corner of said Lot 3; thence along the West line thereof North 0004 56 East, 1132.09 feet to the point of beginning.

Containing therein 11.123 acres, more or less.

Schedule 6

Roadway Minimum Standards

The minimum roadway standard is the standard of maintenance and repairs required to maintain the Roadways at their current level of maintenance and repair, as of the date of this Declaration, based on current traffic volumes and weight. The minimum roadway standard is NOT to the City of Portland or Multnomah County public street standards with curbs, sidewalks or similar improvements.

Schedule 7

Budget (Calendar Year 2005)

	International Terminals
	2005 Common Roadways Budget

	Repairs & Maintenance
(2)	Reserve Account	5,000
	Asphalt Patching - Minor	7,000
	Maintenance Mgr/Engineer	2,683
	Weed abatement/Trash	4,250
	Fire hydrants	500
	Catch basins	1,000
	Total R&M	20,433
	Contingency	2,043
	Property Tax	1,350
(1)	Misc. (Legal or Environmental)	1,500
	Admin Fee (Acct'g, JDE, Admin.)	4,900

	Total Estimated 2005 Expenses	30,227

(1)	To build and maintain an initial $10,000 reserve for misc. legal/environmental fees.
(2)	To build and maintain an initial $25,000 reserve for major R&M.

	Expenses will be pro rated.

Schedule 8

Legal Description of the Excluded Users Property

March 31, 2005

Job No. 05-3788

Excluded Users Lot 12 Bell Oil Property

(LOT 12)

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the point of intersection of the Easterly Harbor Line of the Willamette River as established by U.S. Army Corps of Engineers, February 9, 1968, with the Westerly extension of the South line of said Section 35; thence North 2353'30" West along said Easterly Harbor Line, 2001.45 feet; thence North 2339'54" West along said Easterly Harbor Line, 362.89 feet; thence leaving said Harbor Line South 8955'04" East, 921.06 feet; thence North 0006'41" East, 78.64 feet to the Southwest corner of that certain tract conveyed to Container Corporation by Deed recorded July 1, 1950 in Book 1408, Page 125, said Deed Records; thence along the West line thereof North 0006 41 East, 373.53 feet to a point on the South line of that certain tract conveyed to Bell Oil Terminal Co. by Deed recorded October 9, 1953, in Book 1625, Page 494, said Deed Records, said point being the True Point of Beginning of the herein described tract of land; thence along the South line thereof North 8955'04" West, 355.36 feet; thence along the West line of said Bell Oil Terminal tract the following courses: North 0002'56" East, 188.56 feet; thence North 8955'04" West, 26.10 feet; thence North 0002'56" East, 229.39 feet to the Northwest corner of said Bell Oil Terminal tract, said point being on a line drawn South 8955'04" East from the most Southerly corner of the tract conveyed to Northwest Terminal Co. by Deed recorded December 11, 1943 in Book 800, Page 240, said Deed Records; thence along the North line of said Bell Oil Terminal Co. tract South 8955 04" East, 579.18 feet; thence South 0002 56 West, 417.75 feet; thence North 8955 04 West, 259.22 feet to the True Point of Beginning.

Containing therein 6.033 acres, more or less.

Excluded Users Lot 15 Smurfit

(LOT 15)

A tract of land being that certain tract of land described in Book 1408, Page 125, recorded June 1, 1950, Multnomah County deed Records, in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland and State of Oregon, being more particularly described as follows:

Commencing at the Southwest corner of the William Gatton Donation Land Claim; thence along the Southerly line of said William Gatton D.L.C. North 5929 35 East, 570.52 feet; thence leaving said Southerly line North 0007 45 East, 1827.50 feet to the True Point of Beginning of the herein described tract of land; thence North 8955 04 West, 1403.15 feet; thence North 0006 41 East, 313.53 feet; thence South 8955 04 East, 1075.20 feet; thence South 6506 14 East, 361.13 feet; thence South 0004 56 West, 161.98 feet to the True Point of Beginning.

Containing therein 9.529 acres, more or less.

Excluded Users Lot 18 Lampros Property

(LOT 18)

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and state of Oregon, being more particularly described as follows:

Beginning at the intersection of the Northeasterly right of way line of North Sever Road with the Westerly right of way line of North Burgard Road; thence along said North Burgard Road right of way line North 2247'26" West,

101.10 feet; thence along the arc of a tangent 507.50 foot radius curve to the right 617.87 feet through a central angle of 6945'22" (long chord bears North 1205'15" East, 580.41 feet); thence leaving said right of way line North 1522'34" West 399.98 feet; thence North 2852'39" West, 125.15 feet; thence South 8805'44" East 26.50 feet; thence North 1729'34" West, 19.88 feet; thence South 8846'12" West, 1053.09 feet; thence South 113'48" East, 736.01 feet to the most Northerly corner of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along the Northerly line of said Lot 1 South 3802'00 East, 149.18 feet; thence South 5932'40" East, 333.06 feet to a point on the arc of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432'40" East, 77.65 feet); thence South 8932'40" East, 347.84 feet to a point in the Westerly right of way line of North Sever Road; thence along said Westerly line North 005'07" East, 20.00 feet; thence along the Northerly and Northeasterly right of way line of North Sever Road as follows: along the arc of a non-tangent 388.10 foot radius curve to the right 91.10 feet through a central angle of 1326'57" (the long chord bears South 8311'24" East, 90.89 feet); thence radial to said curve North 1332'04" East, 10.00 feet; thence along the arc of a non-tangent 398.10 foot radius curve to the right 245.01 feet through a central angle of 3515'44" (the long chord bears South 5850'04" East, 241.16 feet) to the point of beginning.

Containing therein 25.207 acres, more or less.

Schedule 9

Depiction of SSI Storm Drain Easement

PROPOSED STORM DRAINAGE EASEMENTS

SEC. 35, T.2N., R.1W., W.M.
City of Portland, Multnomah County
Oregon

SCALE: 1" = 50'
FEB. 21, 2005
TRACT "A"
BURGARD INDUSTRIAL PARK
LOT 2
BURGARD INDUSTRIAL PARK
Smurfit
BOOK 1066, PAGE 546
REC. 10/10/1975
BOOK 883, PAGE 784
REC. SEPT. 22, 1972
Ship Sleeve
CENTERLINE
PROPOSED 15' WIDE
STORM DRAINAGE EASEMENT
CENTERLINE
PROPOSED 15' WIDE
STORM DRAINAGE EASEMENT
S 68°48'12"W
C-1
C-2
S 30°24'04"W 143.18'
N 88°25'42"E
82.30'
S 88°03'09"E
74.87'
7.5'
N 00°04'56"E 181.97'
82.10'
32.86'
22.67'
24.34'
N 67°36'28"W
82.78'
58.09'
66.62'
S 68°46'32"E
S 71°06'28"E
75.19'
163.24'
88.05'
S 00°04'56"W
40.00'
43.80'
71.46'
N 89°55'04"W
S 88°00'04"E 1403.15'
N 00°04'56"E

Surveyor:
Weddle & Assoc., Inc.
1750 SW Skyline Blvd.
Suite 105
Portland, OR 97221-2544
(503) 292-8083
1-888-222-8083
Fax: (503) 292-0938

CURVE DATA TABLE

CURVE	RADIUS	LENGTH	DELTA	CHORD	CH.BEARING
C-1	90.00'	91.88'	58°22'06"	87.77'	S 59°35'09"W
C-2	100.00'	59.06'	33°49'49"	58.19'	S 47°19'01"W

Job No. 3713SD1

1

EXHIBIT E

SOUTHERN ROADWAY DECLARATION

When recorded return to:

Bradley S. Miller

Ball Janik LLP

101 SW Main Street, Suite 1100

Portland, Oregon 97204

THIS DECLARATION (this Declaration ) is made as of the 4th day of May, 2005, by SCHNITZER INVESTMENT CORP., an Oregon corporation ( Declarant ).

Declarant is the owner of real property in the City of Portland, County of Multnomah, State of Oregon, more particularly described as (the Lot 1 ):

Lot 1, BURGARD INDUSTRIAL PARK, in the City of Portland, County of Multnomah and State of Oregon.

Declarant desires to grant utility and access easements (including provisions regarding the repair and maintenance of the access roadway) over the existing roadways located on the portions of Lot 1 pictorially shown on the attached Schedule 1 (the N. Sever Roadway ) and on the attached Schedule 2 (the Southern Roadway ) for the benefit of Declarant and any future owners (each an Owner, collectively the Owners ) of the portion of the real property described on the attached Schedule 3 (the Benefited Property ) and a signage easement for the benefit of the Owner of Lot 1. Hereinafter, the N. Sever Roadway and the Southern Roadway are sometimes collectively referred to as the Roadways or individually as a Roadway .

NOW, THEREFORE, Declarant declares as follows:

1.	Utility Easements.

(a)     Reservation of Easement. Declarant reserves a perpetual non-exclusive easement for the Owners of the Benefited Property to install, operate, maintain, repair and replace utility lines under, across and within the Roadways, provided such utility lines do not materially interfere with or violate any restrictions, easements or other agreements affecting the Roadways. The Owners of the Benefited Property shall not damage or cause interference with the operation of any improvements or facilities installed in accordance with the terms hereof by such other authorized users of Roadways. If the activities or facilities of such other utility providers result in any conflicts, each affected Owner shall cooperate and work with such other providers to eliminate such damage or interference; provided, however that cooperation hereunder shall not require an Owner to incur any cost or expense as a result of another Owner s installation of a new utility line pursuant to the easement rights granted to it in this Section 1(a) nor shall it be obligated to relocate its installations, and Declarant shall have no responsibility or liability for the same other than from the negligence or willful misconduct of Declarant; provided however, that to the extent Declarant is an Owner, Declarant s rights, duties and obligations shall be those of an Owner hereunder.

(b)     Performance of Utility Work. When performing utility work in the Roadways, each Owner shall use or shall cause anyone performing utility work on behalf of or claiming under such Owner to use, commercially reasonable efforts to minimize any disruption to vehicular ingress and egress across the Roadways; provided, however that the Owners acknowledge and accept that vehicular ingress and egress across the Roadways may be temporarily limited as a result of utility work in the Roadways. After the performance of any utility work in the Roadways by or on behalf of an Owner for the purposes set forth in this Section 1, such Owner shall cause the affected portions of the Roadways to be properly compacted and shall be responsible, at its sole cost and expense, for the restoration of all improvements and landscaping affected in any way by such work to at least the condition of such improvements and landscaping as it existed prior to such installation (including, without limitation, replacing any damaged trees with trees of similar size and type to the trees damaged), and such Owner shall warranty that all such work shall be free of material defects for a period of one (1) year following the completion of such work. In its use of the Roadways and in the performance of the utility work which an Owner is authorized to perform within the

Roadways, such Owner shall use its reasonable efforts to avoid causing any damage to, or interference with, any improvements on or within the Roadways (including, without limitation, any other utility lines installed under, across or within the Roadways) or on or within the real property adjacent to the Roadways; and each such Owner shall, during the performance of any utility work in the Roadways, use commercially reasonable efforts to provide vehicular access to each Owner of Benefited Property.

(c)     Use of Roadways for Utility Purposes. In its use of the Roadways for utility purposes, an Owner shall: (i) use commercially reasonable efforts to provide for the safety and convenience of all persons using the Roadways; (ii) regularly inspect, and, at all times, maintain its facilities and related equipment in good order and repair and in proper operating condition; (iii) not permit any claim, lien or other encumbrances arising from its use of the Roadways to accrue against or attach to Roadways or any adjacent lands; and (iv) indemnify, protect, defend and hold harmless the Declarant and other Owners of the Benefited Property for, from and against claims, liabilities, costs and expenses arising out of the installation, maintenance, repairs, operation, or replacement of the utility lines and related equipment in the Roadways by or on behalf of such Owner.

(d)     Failure to Perform. If an Owner fails to perform any obligation set forth in this Section 1, the Owner of any of the Benefited Property may send the non-performing Owner written notice of non-performance pursuant to the notice provisions of Section 5(h). If within thirty (30) days of such notice the non-performing Owner fails to send the Owner sending the non-performance notice a written notice either (i) disputing the non-performance (which dispute shall be resolved by arbitration as provided herein); or (ii) acknowledging such non-performance and agreeing to commence the cure of such non-performance and diligently pursue such cure to completion, any such other Owner of the Benefited Property shall have the right, but not the obligation, to institute arbitration hereunder to determine whether performance is required and, if required, to compel performance. In any emergency, an Owner shall make commercially reasonable efforts to notify the non-performing Owner of the emergency and necessary performance but no written notice to a non-performing Owner pursuant to Section 5(h) shall be required before any other Owner of the Benefited Property shall have the right to cure such non-performance that resulted in such emergency. In the event of an emergency in which an Owner of Benefited Property cures non-performance, the performing Owner shall, at its option, have the right to seek reimbursement of the reasonable costs of performance from the non-performing Owner or the Owners in the percentages provided in Schedule 4; provided, however that if Owners whose collective Maintenance and Approval Percentage (as defined in Section 2(g) below) equals or exceeds thirty percent (30%), dispute that an emergency existed and object to reimbursement of the cost of performance, then the objecting Owners may, but shall not be required to, institute arbitration as provided herein in which the performing Owner must demonstrate that an emergency existed requiring it to immediately perform the work for which reimbursement is sought.

2.	Access Easements.

(a)     Reservation of Access Easement. Declarant hereby declares and reserves for the benefit of the Owners of the Benefited Property perpetual, non-exclusive easements for vehicular ingress and egress over the Roadways in their existing location as of the date of this Declaration or any relocation thereof. The Owners may allow the use of the Roadways for ingress and egress by their employees, agents, invitees, licensees or tenants (each, an Authorized Roadway User ), but each Owner shall at all times remain responsible for the performance of all obligations hereunder by its Authorized Roadway Users. There shall be no parking or storage of vehicles or equipment on the Roadway by the Owners of the Benefited Property or any Authorized Roadway User, and such parties shall use the roadways for roadway and utility purposes only. Notwithstanding the preceding sentence or anything to the contrary in this Declaration, the Owner of fee simple title to the Southern Roadway shall at all times have the right to park and store vehicles and equipment on the Southern Roadway provided that such parking and storage does not unreasonably interfere with vehicular access to each Benefited Property. The Owners acknowledge and accept that the grant of this easement is subject to applicable laws and governmental regulations and restrictions and any temporary limitations on the use of the Roadways in connection with the repair, replacement or relocation of the Southern Roadway (which relocation may be initiated by the Managing Owner (as defined below) at its sole cost and expense to any location reasonably selected by such Managing Owner so long as the location of the Southern Roadway, as relocated, provides access to a public roadway, and provided, that during any repair, replacement or relocation of the Roadways by the Managing Owner, the Managing Owner shall use commercially reasonable efforts to provide vehicular access to each Owner of Benefited Property. The initial Managing Owner shall be the Owner of the portion of the Benefited Property described on the attached Schedule 5; provided, that the Managing Owner may convey portions of such property to third parties without relinquishing its role as Managing

Owner and may assign its rights and delegate its duties as Managing Owner to a future Owner of a portion of such property.

(b)	Reservation of Sign Easements.

(1)     Sign Easement. Declarant reserves a perpetual easement for the benefit of the Owner of Lot 1 and any future Owners of Lot 1, in the location depicted on the attached Schedule 9 (the Easement Area ), for vehicular access across the easement area to Lot 1 to operate, maintain and repair the signs located on Lot 1 and to operate, maintain and repair the existing sign partially located within the Easement Area on the date hereof, as shown on Schedule 9 (the Existing Sign ). Unless the Easement Area is relocated pursuant to sub-section 2 (b)(2) below, the Owner of Lot 1 shall not install any additional signs in the Easement Area, except that it shall have the right to reinstall the Existing Sign with new signage provided that such new signage is substantially similar to the Existing Sign (except the name may be changed from time to time).

(2)     Relocation. To the extent the Owner of the SSI Property relocates the Southern Roadway in accordance with the provisions of this Declaration and the Owner of Lot 1 desires to relocate its signs, the Owner of the SSI Property and the Owner of Lot 1 shall use commercially reasonable efforts to mutually agree upon the relocation of the Easement Area. The Owner of Lot 1 shall elect whether to relocate the signs on Lot 1 and in the existing Easement Area to a new easement area within thirty (30) days of receiving written notice of the proposed relocation of the Southern Roadway from the Owner of the SSI Property pursuant to the notice provisions in sub-section 2(b)(4) below. The relocated easement (the Relocated Easement Area ) shall be of approximately the same size and in substantially similar proximity to the new location of the Southern Roadway as the Easement Area is to the current location of the Southern Roadway. In using commercially reasonable efforts to determine the location of the Relocated Easement Area, the parties shall consider, among other matters, the line-of-sight safety issues with respect to the Southern Roadway. The location and dimension of any signs installed in or moved to the Relocated Sign Easement shall not obscure any existing sign or signs on the SSI Property and the total display area of signs placed in the Relocated Easement Area shall not exceed one hundred twenty eight (128) square feet. The Owner of Lot 1 s use of the Relocated Easement Area and the installation of signage therein shall be subject to all restrictions, easements or other agreements affecting the Southern Roadway and shall not unreasonably interfere with ingress and egress to any Benefited Property or the SSI Property. The Owner of Lot 1 shall bear all cost of relocating the Easement Area, including without limitation the cost of preparing a new legal description and depiction, preparing amendment documentation and recording, and including the cost of relocating or installing any allowable signs or related property, utilities or otherwise. If the Owner of Lot 1 does not elect to move its signs as contemplated by this section, the Owner of the SSI Property will adjust the Easement Area as necessary to maintain vehicular access to the Easement Area and Lot 1 for the purposes of Section 2(b)(1) above.

(3)     In its use of the Easement Area or the Relocated Easement Area, as the case may be, the Owner of Lot 1 shall: (i) maintain all permitted signs and related equipment in good order and repair and in proper operating condition; (ii) repair any damage to the Easement Area or adjacent property, including the replacement and restoration of all improvements and landscaping damaged by its or its agents , contractors , employees or tenants use to at least the condition of such improvements and landscaping as it existed prior to such use (including, without limitation, replacing any damaged trees with trees of similar size and type to the trees damaged) (iii) not permit any claim, lien or other encumbrances arising from its use of the Easement to accrue against or attach to the Easement Area, Relocated Easement Area or any adjacent lands; (iv) indemnify, protect, defend and hold harmless the other Owners of the Benefited Property and the Owner of the SSI Property for, from and against claims, liabilities, costs and expenses arising out of the maintenance, repairs or operation of the signs by the Owner of Lot 1 or its agents, contractors, employees or tenants; and (v) comply with all applicable laws and regulations.

(4)     Notice. For purposes of this Section 2, the Owner of the SSI Property shall give written notice of the proposed relocation of the Southern Roadway to the Owner of Lot 1 ( Relocation Notice ), by addressing such Relocation Notice to Schnitzer Investment Corp. 3200 NW Yeon Avenue, Portland, OR 97296 Attn: Controller (the Relocation Notice Address ). The Relocation Notice shall include the following statement, FAILURE BY THE OWNER OF LOT 1 TO ELECT TO RELOCATE THE SIGN EASEMENT AND SIGNS BY WRITTEN NOTICE TO THE OWNER OF THE SSI PROPERTY WITHIN THIRTY (30) DAYS OF RECEIPT OF THIS NOTICE SHALL CONSTITUTE A WAIVER OF THE RIGHT TO RELOCATE THE SIGN EASEMENT AND THE SIGNS. For purposes of the Relocation Notice, the address for the Owner of Lot 1 shall be deemed the Relocation Notice Address. The Owner of Lot 1 shall have the right from time to time to change the Relocation Notice Address, and shall have the right to specify as the Relocation Notice Address any other address within the United States of America by at least five (5) days written notice to the Owner of the SSI Property pursuant to this Section 2 and addressed to Schnitzer Steel Industries, Inc.,3200 NW Yeon Avenue, Portland, OR 97296 Attn: General Counsel (or such other notice address designated by the Owner of the SSI Property pursuant to the provisions of Section 5(h)), which change of Relocation Notice Address shall include the following statement: THIS CHANGE OF ADDRESS NOTICE IS GIVEN PURSUANT TO THE SOUTHERN ROADWAY DECLARATION DATED MAY 4, 2005, AND PROVIDES THE OWNER OF THE SSI PROPERTY THE RELOCATION NOTICE ADDRESS FOR PURPOSES OF GIVING RELOCATION NOTICE TO THE OWNER OF LOT 1. Notices pursuant to this Section 2 may be given or served (a) by certified mail, return receipt requested, with postage prepaid, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier with verifiable confirmation of delivery, or (c) by depositing the same into custody of a nationally recognized overnight delivery service with verifiable confirmation of delivery. Notice given in any manner shall be effective only if and when received by the party to be notified between the hours of 8:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. Except as provided herein, all other notices under this Declaration shall be given pursuant to Section 5(h).

(c)Maintenance and Repairs of Roadways Budget. The Managing Owner shall maintain and repair the Roadways in good condition and repair consistent with the standards described on the attached Schedule 6 (the Roadway Minimum Standards ).Each budget shall provide the amounts necessary for the repair and maintenance costs for the Roadways, including reserves (the Budget ). The Budget for calendar year 2005 is attached as Schedule 7. The Budget for calendar year 2005 shall be prorated from the date of this Declaration. Not less than thirty (30) nor more than sixty (60) days before the beginning of each calendar year, Managing Owner shall provide written notice to each other Owner of the proposed Budget for the upcoming calendar year. Each notice of proposed Budget shall include an accounting of all repair and maintenance expenditures made since the prior accounting, and a summary of the amount of all repair and replacement reserves then held on account and the purpose of each reserve consistent with prior Budgets. The proposed Budget shall include, in reasonable detail, projected maintenance expenses for the upcoming year, and a proposed assessment for maintenance or replacement reserves to be paid during the coming year, and the purpose or purposes for such reserves. Unless Owners responsible for aggregate Maintenance and Approval Percentages of greater than thirty percent (30%) object to the proposed Budget by written notice to Managing Owner within thirty (30) days of the date notice of the proposed Budget is given, the proposed Budget shall be deemed approved. In the event Owners responsible for aggregate Maintenance and Approval Percentages of greater than thirty percent (30%) do timely object to such proposed Budget or timely object to a specific line-item of the proposed Budget, the Managing Owner shall seek the recommendation of a Qualified Independent Engineer (as defined below) reasonably selected by the Managing Owner, which engineer shall make a determination of the appropriate Budget or the appropriate line-item of the Budget (as the case may be) for maintenance, repairs and/or replacements, and reasonable reserves, required during the upcoming calendar year to maintain the Roadways in a condition comparable to the Roadway Minimum Standards (the Engineer s Determination ). If the Engineer s Determination is not more than fifteen percent (15%) less than the Managing Owner s proposed Budget, or more than fifteen percent (15%) less than the specific line-item of the Budget that has been challenged, then the objecting Owners shall be solely responsible for the fees charged by the Qualified Independent Engineer and shall reimburse the Managing Owner for such cost within ten (10) days after receipt of a copy of the invoice. In the event the Engineer s Determination is more than fifteen percent (15%) less than the Managing Owner s proposed Budget, or more than fifteen percent (15%) less than the specific line-item of the Budget that has been challenged, then the Managing Owner shall be solely responsible for payment of the fees charged by the Qualified Independent Engineer. Any Extraordinary Assessment for Reserves (as defined below) shall be supported by the opinion of a Qualified Independent Engineer. For purposes of this Agreement, a Qualified Independent Engineer shall be an expert in road design, maintenance and construction. For purposes of this Agreement, an Extraordinary Assessment for Reserves shall initially mean an assessment for reserves for future repairs, replacements or maintenance for all Owners, in the aggregate of $50,000 or more for the coming calendar year. The amount qualifying as an Extraordinary Assessment for Reserves shall be adjusted every five (5) years, starting with calendar year 2010 by an amount equal to the percentage change over the previous five (5) year period in the Consumer Price Index Seasonally Adjusted U.S. City Average for all Items for All Urban Consumers (1982-84=100) published in the Monthly Labor Review by the Bureau of Labor Statistics of the United States Department of Labor (a CPI Adjustment ). The recommendations of the Qualified Independent Engineer shall be binding upon the Managing Owner and all other Owners, and shall be the basis for the reserve portion of the Budget for the year or years during which the reserve is to be collected for the improvement(s) in question. To the extent the Qualified Independent Engineer does not provide cost estimates for maintenance, repairs, replacements, reserves or any Extraordinary Assessment for Reserves recommended by such engineer, Managing Owner shall seek one or more bids from qualified contractors reasonably selected by Managing Owner, which bid or bids shall be the basis for the budgeted amount for the work recommended by the Qualified Independent Engineer. In performing the maintenance and repair of the Roadways, Managing Owner may, without the consent of the other Owners, spend all amounts contained in the Budget designated for standard maintenance and repair for such calendar year and any unspent amounts at the end of each calendar year shall be applied to each Owner s pro rata payment of monthly payments to the Managing Owner based on the Budget for the subsequent calendar year. The Managing Owner may only spend money held in reserve for a specific repair or replacement on the repair or replacement for which the reserve was established, except as provided in the following sentence. During a calendar year, the Managing Owner may only expend money in excess of the Budget (exclusive of the reserves) for such calendar year if: (i) an emergency exists, (ii) Owners whose collective Maintenance and Approval Percentage (as defined below) equals or exceeds seventy percent (70%) have consented to such expenditure, or (iii) Managing Owner performs the repair of damage or additional maintenance caused by a Defaulting Owner as defined and provided in Section 3(d) below.

(d)     Damage or Excessive Maintenance. If an Owner s or such Owner s Authorized Roadway Users use the Roadways in such a way as to cause damage to the Roadways (other than normal wear and tear from vehicular ingress and egress) or require maintenance at a level that is greater than the Roadway Minimum Standards, then the Managing Owner may notify such Owner (the Defaulting Owner ) of such damage and/or need for additional maintenance. If within thirty (30) days of such notice such Defaulting Owner fails to send the Managing Owner a written notice either disputing the such damage and/or need for additional maintenance (which dispute shall be resolved by arbitration as provided herein) or acknowledging such damage and/or need for additional maintenance and agreeing to commence the repair of such damage and/or performance of such additional maintenance and diligently pursue such cure to completion, the Managing Owner shall have the right, but not the obligation, to perform such repairs or additional maintenance and such Defaulting Owner shall reimburse the Managing Owner for the cost of such repair or additional maintenance costs within thirty (30) days of written request therefor by the Managing Owner.

(e)     Indemnification. Each Owner shall indemnify, protect, defend and save the other Owners harmless for, from and against any and all liability, damage, expense, causes of action, suits, claims, or judgments arising from bodily injury, death, or property damage arising out of the negligence or willful misconduct in connection with such Owner s and its Authorized Roadway Users use of the Roadways, except to the extent caused by the negligence or willful misconduct of the Owner seeking indemnification.

(f)     Insurance. Each Owner of Benefited Property shall maintain liability insurance reasonably appropriate to insure against liability relating to the Roadways and provide coverage for its indemnity obligations hereunder, but failure to maintain such insurance shall not obviate an Owner s indemnity obligations.

(g)     Payment Terms. The Managing Owner shall invoice each Owner of the Benefited Property for such Owner s share of the costs to maintain and repair the Roadways on a monthly basis or quarterly basis (at the election of the Managing Owner), but only to the extent allowed under Section 2(c), and each such Owner shall pay, within thirty (30) days of written request therefor, to the Managing Owner, such Owner s share of the costs of such maintenance and repairs using the percentages for such Owner s lot described on the attached Schedule 4 (the Maintenance and Approval Percentage ). The Managing Owner shall deposit all unrestricted maintenance and repair funds in a separate interest bearing checking account at a national bank reasonably selected by the Managing Owner with an office in Portland, Oregon. The Managing Owner shall deposit all funds to be held as reserves in an interest bearing escrow account ( Escrow Account ) established at Chicago Title Insurance Company of Oregon ( CTI ), which shall be designated as the escrowee and which shall be paid an annual fee to maintain the escrow account pursuant to escrow instructions executed by the Owners of Benefited Property. Approved payments from funds held in reserve shall be submitted by the Managing Owner to CTI for payment from the Escrow Account and paid out by CTI pursuant to the escrow instructions. If CTI should refuse to act as escrowee hereunder, the Owners of the Benefited Property shall cause a new entity to be appointed to serve as escrowee. No failure to invoice or delay in invoicing shall constitute a waiver of the Managing Owner s right to invoice each Owner of the Benefited Property for such Owner s share of all amounts due hereunder.

(h)     Additional Obligations. The attached Schedule 4 does not include the owners of the parcels of land described on the attached Schedule 8 ( Lots 18, 20, 21 and 23 ), which owners have the right to use the one or more of the Roadways pursuant to separate agreements that do not contain express provisions regarding the collection of maintenance expenses (each an, Excluded User, and together the, Excluded Users ). The Managing Owner shall have the right, but not the obligation, to seek to obtain reimbursement from the Excluded Users of their respective shares of maintenance and repair expenses for the Roadways, either by having the Excluded Users execute joinders to this Declaration or pursuant to the provisions of ORS 105.170 to ORS 105.185; provided however, that the Managing Owner shall have no obligation to institute litigation to collect maintenance and repair expenses from the Excluded Users. To the extent an Excluded User agrees to be obligated to pay its share of maintenance and repair expenses under this Declaration, the Managing Owner shall revise Schedule 4 (without the need for a formal amendment to this Declaration) to proportionately reduce the percentage for which each Owner of the Benefited Property is responsible for maintenance and repair expenses under this Declaration based upon such new allocation. To the extent an Excluded User agrees to pay its share of a maintenance and repair expense but does not agree to do so under this Declaration then, upon the Managing Owner s actual receipt of payment from an Excluded User, each Owner s maintenance or repair payment shall be reduced (or refunded if payment has previously been made) by an amount equal to the product of (i) the amount paid by an Excluded User, less the reasonable costs of collection incurred by the Managing Owner (including, without limitation, the costs of its in-house personnel), multiplied by (ii) such Owner s Maintenance and Approval Percentage. If the Managing Owner incurs costs (including, without limitation, the costs of its in-house personnel) in pursuing reimbursement or joinders from the Excluded Users, then, regardless whether the Managing Owner is successful in obtaining reimbursement or joinder, the costs of pursuing reimbursement or joinder shall be included in the cost of maintenance and repair of the Roadways for which each Owner of the Benefited Property shall pay such Owner s share of the collection costs in proportion to such Owner s Maintenance and Approval Percentage.

(i)      Managing Owner Default. A Managing Owner Default shall be deemed to have occurred if any Owner sends the Managing Owner and all other Owners a written notice that the Managing Owner has failed to maintain and repair the Roadways in the condition required under this Declaration pursuant to the notice provisions of Section 5(h) and within thirty (30) days of such notice the Managing Owner fails to send the Owner sending such notice a written notice either disputing the non-performance (which dispute shall be resolved by arbitration as provided herein) or acknowledging such non-performance and agreeing to commence the cure of such non-performance and diligently pursue such cure to completion. So long as a Managing Owner Default remains uncured, any other Owner shall have the right, but not the obligation, to cure such non-performance; provided that in an emergency posing a material risk of injury to persons or property, any Owner shall have the right, but not the obligation, to cure non-performance by the Managing Owner so long as such Owner shall first make commercially reasonable efforts to notify the Managing Owner of such emergency, but no written notice to the Managing Owner shall be required before such other Owner shall have the right to cure such non-performance. In the event an Owner cures non-performance by the Managing Owner, the performing Owner shall have the right to seek reimbursement of the reasonable costs of performance from the other Owners in the percentages provided in Schedule 4.

3.      Lien Rights. If an amount payable by an Owner to another Owner, including, without limitation, any amount due to the Managing Owner pursuant to this Declaration is not paid within thirty (30) days after its due date, such assessment or charge shall become delinquent and shall bear interest from the due date until paid at a rate per annum equal to the higher of: (a) twelve percent (12%) or (b) the prevailing prime (reference) rate as published by Bank of America (or any successor bank) at its Portland main branch office, or any comparable successor rate of interest, plus five (5) percentage points, but in no event higher than the maximum rate permitted by applicable law. In addition, the Managing Owner on behalf of each Owner that is owed money under this Declaration by another Owner may: (i) file a statement of lien against the parcel of an Owner that fails to pay such amounts when due (which lien shall be subject to the terms of this Declaration) and foreclose the lien to the extent allowable under Oregon law; (ii) bring an action to recover monetary damages; and/or (iii) exercise any other right or remedy available to it at law, in equity, or under this Declaration. No holder of a mortgage or trust deed who acquires title to a parcel of the Benefited Property by exercising the remedies provided in its mortgage or trust deed shall be liable for unpaid assessments levied prior to the date of such acquisition of title. The sale or transfer of any parcel of the Benefited Property shall not affect any assessment lien thereon; provided, however, that the sale of any such parcel pursuant to foreclosure of a mortgage or trust deed thereon shall extinguish the lien as to any installments of such assessments levied prior to the date of sale.

4.              No Public Dedication. Nothing contained in this Declaration creates any rights in the general public or dedicates for public use any portion of the Roadways.

5.	Miscellaneous.

(a)     The easements, restrictions, benefits and obligations hereunder shall create mutual benefits and servitudes running with the land and shall bind and inure to the benefit of the Owners, their respective heirs, successors and assigns. The singular number includes the plural and the masculine gender includes the feminine and neuter. Any person or entity acquiring fee title to the Benefited Property or any portion thereof shall be considered an Owner and shall be bound by, or as applicable, receive the benefits of, this Declaration.

(b)     The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Declaration nor in any way affect the terms and provisions hereof.

(c)     Any claim, controversy, or dispute between the parties arising out of or relating to this Declaration, or to the interpretation or breach thereof, shall be resolved by arbitration in accordance with the then-effective arbitration rules of the Arbitration Service of Portland, Inc. or the then-effective commercial arbitration rules of the American Arbitration Association, whichever organization is selected by the party that first initiates arbitration by filing a claim in accordance with the filing rules of the organization selected, and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof. The parties shall use commercially reasonable efforts to complete any arbitration within sixty (60) days of the filing of the dispute, unless the dispute is regarding the refusal to grant a consent or approval, in which case the time period shall be thirty (30) days. The arbitrator or arbitrators shall be empowered to impose sanctions for any party s failure to use commercially reasonable efforts. Each party agrees to keep all disputes and arbitration proceedings strictly confidential, except for the disclosure of information required in the ordinary course of business of the parties or as required by applicable law or regulation. Any time limitation (such as the statute of limitations or laches) that would bar litigation of a claim, shall also bar arbitration of the claim. If any provision of this arbitration program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable. The Owners of the Benefited Property understand that, on demand, their disputes as described herein will be resolved by arbitration rather than in a court, and once so decided, cannot later be brought, filed, or pursued in court.

(d)     In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the US Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Declaration or with respect to any dispute relating to this Declaration, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith (collectively, Attorneys Fees ). In the event of suit, action, arbitration, or other proceeding, the amount of the Attorneys Fees shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

(e)     Except for payments of money due hereunder, in case of interference in performance by any Owner of its obligations under this Declaration because of any act beyond the reasonable control of such Owner, including without limitation acts of God, war, insurrection, fires, floods, strikes, unanticipated equipment failure or other cause beyond the reasonable control of such Owner, all affected Owners shall take reasonable measures to mitigate the unfavorable effects of such force majeure events and performance hereunder shall be excused for a reasonable period of time while the affected Owners take reasonable measures to mitigate.

(f)     It is expressly agreed that no breach of this Declaration shall entitle any person or entity to cancel, rescind, or otherwise terminate this Declaration, or defeat or render invalid the lien of any mortgage or trust deed made in good faith and for value as to any part of the Benefited Property. However, such limitation shall not affect in any manner any other rights or remedies which a party may have hereunder by reason of any such breach.

(g)     This Declaration (including exhibits) constitutes the entire agreement, and once executed and delivered may not be modified, canceled or altered in any respect except by written agreement signed by

Owners whose collective Maintenance and Approval Percentage equals or exceeds seventy-five percent (75%) and recorded in the same manner as required by this document. Invalidation of any provision of this Declaration, in whole or in part, or of any application of a provision of this Declaration, by judgment or court order shall in no way affect other provisions or applications.

(h)     Notice may, unless otherwise provided herein, be given or served (a) by certified mail, return receipt requested, with postage prepaid, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier, (c) by facsimile transmission, if the time of facsimile delivery is confirmed by sender s receipt of a transmission report, generated by sender s facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety and provided the facsimile was forwarded prior to 5:00 P.M., or (d) by depositing the same into custody of a nationally recognized overnight delivery service. Notice given in any manner shall be effective only if and when received by the party to be notified between the hours of 8:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, each Owner s notice address shall be the address of each Benefited Property. Each Owner shall have the right from time to time to change its respective notice address, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written notice to all other Owners. The initial notice address for the Owner of Lot 1 shall be Schnitzer Investment Corp. 3200 NW Yeon Avenue, Portland, OR 97296 Attn: Controller.

(i)      No modification or termination of this Declaration shall be binding upon any first position holders of any mortgage or trust deed encumbering the Benefited Property or their successors or assigns ( Mortgage Holder ), unless the Mortgage Holder has consented to the modification or termination, which consent shall not be unreasonably withheld, conditioned or delayed. However, consent will be deemed given if a Mortgage Holder does not object in writing within thirty (30) days after notice of the proposed modification or termination.

IN WITNESS WHEREOF, the undersigned has executed this Declaration the day and year first written above.

SCHNITZER INVESTMENT CORP., an Oregon corporation

By: ______________________________________

Title: _____________________________________

State of	___________________________)

___________________________)ss.

County of	___________________________)

The foregoing instrument was acknowledged before me this _____ day of ______, 2005, by _______________, the ______________ of ________________, on behalf of ________________.

(Seal and Expiration Date)

_____________________________________

Notary Public

Schedule 1

N. Sever Roadway

Exhibit Map

NORTH SEVER ROAD EASEMENT

IN THE SE 1/4 OF SECTION 35, T.2N., R.1W., W.M.
City of Portland, Multnomah County
Oregon

SCALE: 1" = 100'
FEB. 11, 2005

EASEMENT
N. SEVER ROAD
N. SEVER COURT
20' WIDE DEDICATED STREET
BOOK 882 PAGE 1129
REC. 9-19-1972
LOT 1
NORTHWEST PIPE
S 89°32'40"E 347.84'
N 89°32'40"W 258.82'
N 89°47'09"W 117.53'
N 00°14'35"E 4.03'
S 00°00'58"E 118.01'
N 82°10'00"E 10.28'
S 89°49'00"E 5.82'
S 89°49'00"E 584.97'
N 67°41'00"E 162.52'
N 67°41'00"E 168.54'
N 89°32'40"W 108.80'
N 89°32'40"W 103.28'
S 00°57'24"W 74.53'
S 30°27'20"W 40.75'
10.80'
50'
Δ = 30°00'00"
R = 150.00'
L = 78.54'
CB= S 74°32'40"E
C = 77.65'
Δ = 22°26'35"
R = 200.00'
L = 78.46'
CB= N 70°46'58"W
C = 77.96'
Δ = 21°19'00"
R = 471.00'
L = 175.23'
CB= S 09°42'08"E
C = 174.22'

Job No. 3713
SEVERAC

Schedule 2

Southern Roadway

Exhibit Map

SOUTH ROAD EASEMENT

LOT 1, BURGARD INDUSTRIAL PARK & TAX LOT 500, 1N 2E 35
IN THE SE 1/4 AND SW 1/4 OF SECTION 35, T.2N., R.1W., W.M.
City of Portland, Multnomah County
Oregon

SCALE: 1" = 100'
FEB. 11, 2005
N
WEDDLE & ASSOCIATES, INC. PROFESSIONAL LAND SURVEYORS
N. BURGARD ROAD
S 22°47'28"E 10.00'
N 35°38'58"E 38.44'
48.25'
30.15'
S 83°44'38"W 25.38'
P.O.B.
SOUTHEAST CORNER LOT 1, BURGARD INDUSTRIAL PARK
S 65°48'00"W 223.00'
N 72°27'36"E 119.65'
S 72°27'36"W 130.00'
N 61°51'00"E 398.78'
S 72°25'00"W 190.41'
N 68°43'02"E 118.18'
S 68°43'02"W 117.86'
N 71°44'22"E 82.23'
S 71°44'22"W 82.21'
LOT 1
ASPHALT
N 89°53'00"W 255.00'
S 89°53'00"E 320.50'
N 89°53'00"W 225.00'
S 85°50'00"W 238.00'
N 82°48'21"E 214.40'
57.8'
56'
BOOK 883, PAGE 784, RECORDED 9/22/1972
S 89°53'00"E 1904.74'
GATE
Δ = 60°55'55"
R = 90.00'
L = 95.71'
CB= N 63°42'02"W
C = 91.28'

Surveyor:
Weddle & Assoc., Inc.
1750 SW Skyline Blvd.
Suite 105
Portland, OR 97221-2544
(503) 292-8083
1-888-222-8083
Fax: (503) 292-0938

Job No. 3713
LOT1ACE

Schedule 3

Legal Description of Benefited Property

March 31, 2005

Job #05-3788

Benefited Property Lot 1

(PART OF LOT 1, BIP)

A tract of land being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 North 0007 00 East, 52.32 feet to an angle corner therein; thence North 6555 19 East, 777.00 feet; thence North 2618 21 West, 603.43 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line South 5932 40 East, 108.50 feet to the beginning of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432 40 East, 77.65 feet); thence South 8932 40 East, 347.84 feet to an angle corner in the East line of said Lot 1; thence along the East line of said Lot 1 the following courses to wit:

South 0005 07 West, 50.00 feet;

North 8947 09 West, 117.53 feet;

North 0014 35 East, 4.03 feet;

North 8932 40 West, 256.82 feet;

South 0005 58 East, 118.01 feet;

North 6210 00 East, 10.26 feet;

South 8949 00 East, 5.82 feet;

South 6741 00 West, 162.52 feet;

South 2219 00 East, 20.00 feet;

North 6741 00 East, 158.54 feet;

South 8949 00 East, 584.97 feet to a point on a non-tangent 298.10 foot radius curve to the right, a radial line bears North 5031 54 East to said point; thence Southeasterly along the arc of said curve 3.10 feet through a central angle of 0035 42 (the long chord bears South 3910 09 East, 3.10 feet); thence South 5107 37 West, 25.00 feet to a point on the arc of a non-tangent 273.10 foot radius curve to the right, a radial line bears North 5107 42 East to said point; thence Southeasterly along the arc of said curve 46.11 feet through a central angle of 0940 25 (the long chord bears South 3402 05 East, 46.05 feet); thence South 2911 53 East, 314.62 feet; thence North 6048 07 East, 55.00 feet; thence South 2911 53 East, 117.88 feet to the beginning of a tangent 544.93 foot radius curve to the right; thence along the arc of said curve 60.94 feet through a central angle of 0624 27 (the long chord bears South 2559 39 East, 90.91 feet); thence South 2247 26 East, 331.92 feet to the Southeast corner of said Lot 1; thence along the South line of said Lot 1 South 6151 50 West, 269.91 feet to the beginning of a tangent 485.00 foot radius curve to the right; thence along the arc of said curve 239.16 feet through a central angle of 2815 10 (the long chord bears South 7559 25 West, 236.74 feet); thence North 8953 00 West, 1166.33 feet to the point of beginning.

Benefited Property Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Benefited Property Lot 17

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

Schedule 4

Maintenance Share for Owners of Benefited Property

Benefited Property (Lot #)_	Acres	Square Footage	Maintenance %age

1	20.13	876,950	33.92%
2	6.52	283,859	10.98%
17	32.70	1,424,298	55.10%

		2,585,107	100.00%

Schedule 5

Legal Description of Managing Owner Property

March 31, 2005

Job No. 05-3788

Lot 17

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

Schedule 6

Roadway Minimum Standards

The minimum roadway standard is the standard of maintenance and repairs required to maintain the Roadways at their current level of maintenance and repair as of the date of this Declaration based on current traffic volumes and weight. The minimum roadway standard is NOT to the City of Portland or Multnomah County public street standards with curbs, sidewalks or similar improvements.

Schedule 7

Budget (Calendar Year 2005)

	International Terminals
	2005 Common Roadways Budget

	Repairs & Maintenance
(2)	Reserve Account	5,000
	Asphalt Patching - Minor	5,000
	Maintenance Mgr/Engineer	2,683
	Weed abatement/Trash	4,250
	Lighting	0
	Fire hydrants	500
	Catch basins	1,000
	Total R&M	18,433
	Contingency	1,843
	Property Tax	1,350
(1)	Misc. (Legal or Environmental)	1,500
	Admin Fee (Acct'g, JDE, Admin.)	4,900

	Total Estimated 2005 Expenses	28,027

(1)	To build and maintain an initial $10,000 reserve for misc. legal/environmental fees.
(2)	To build and maintain an initial $25,000 reserve for major R&M.

	Expenses will be pro rated.

Schedule 8

Legal Description of the Excluded Users Property

March 31, 2005

Job #05-3788

LOT 18

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and state of Oregon, described as follows:

Beginning at the intersection of the Northeasterly right of way line of North Sever Road with the Westerly right of way line of North Burgard Road; thence along said North Burgard Road right of way line North 2247'26" West, 101.10 feet; thence along the arc of a tangent 507.50 foot radius curve to the right 617.87 feet through a central angle of 6945'22" (long chord bears North 1205'15" East, 580.41 feet); thence leaving said right of way line North 1522'34" West 399.98 feet; thence North 2852'39" West, 125.15 feet; thence South 8805'44" East 26.50 feet; thence North 1729'34" West, 19.88 feet; thence South 8846'12" West, 1053.09 feet; thence South 113'48" East, 736.01 feet to the most Northerly corner of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along the Northerly line of said Lot 1 South 3802'00 East, 149.18 feet; thence South 5932'40" East, 333.06 feet to a point on the arc of a tangent 150. foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432'40" East, 77.65 feet); thence South 8932'40" East, 347.84 feet to a point in the Westerly right of way line of North Sever Road; thence along said Westerly line North 005'07" East, 20.00 feet; thence along the Northerly and Northeasterly right of way line of North Sever Road as follows: along the arc of a non-tangent 388.10 foot radius curve to the right 91.10 feet through a central angle of 1326'57" (the long chord bears South 8311'24" East, 90.89 feet); thence radial to said curve North 1332'04" East, 10.00 feet; thence along the arc of a non-tangent 398.10 foot radius curve to the right 245.01 feet through a central angle of 3515'44" ( the long chord bears South 5850'04" East, 241.16 feet) to the point of beginning.

LOT 20

(NORTHWEST PIPE)

A tract of land in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at a point in the centerline of North Burgard Road, County Road No. 1397-60, said point being Engineer s Station 13+52.53; thence North 8949 00 West, 471.91 feet to the True point of Beginning of the herein described tract of land; thence continuing North 8949 00 West, 247.06 feet to an angle corner in the East line of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along said East line South 6210 00 West, 10.26 feet; thence North 0005 58 West, 118.01 feet; thence South 8932 40 East, 256.82 feet; thence leaving said East line South 0014 35 West, 111.97 feet to the True Point of Beginning.

LOT 21

(McINTYRE ELECTRICAL COMPANY)

A tract of land being those lands described in Grant Deed recorded June 8, 1959 in Book 1958, Page 672, Multnomah County Deed Records, in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at a point in the centerline of North Burgard Road, County Road No. 1397-60, said point being Engineer s Station 13+52.53; thence North 8949 00 West, 371.91 feet to the True point of Beginning of the herein described tract of land; thence continuing North 8949 00 West, 100.00 feet to the Southeast corner of that certain tract of land described in correction Deed to Northwest Pipe Company as Recorder s Fee No. 98090513 said Deed Records; thence along the East line of said Northwest Pipe Company tract North 0014 35 East, 100.00 feet to an angle point on the East line of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along said East line South 8947 09 East, 100.00 feet; thence leaving said East line South 0014 35: West, 107.89 feet to the True Point of Beginning.

LOT 23

(NORTHWEST PIPE CO.)

A tract of land being those lands described in Correction Deed to Northwest Pipe Company by Warranty Deed, recorded as Recorder s Fee No. 98090513, Multnomah County Deed Records, in the Southwest Quarter and the Southeast Quarter of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK, a duly recorded subdivision, said corner being on the North line of those lands described in Parcel 1, Recorder s Fee No. 98090513, said Deed Records; thence along said North line South 8701 13 West, 262.63 feet; thence South 2618 21 East, 1240.30 feet to the beginning of a tangent 286.00 foot radius curve to the left; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears South 3527 22 East, 90.96 feet) to the beginning of a tangent 332.50 foot compound curve to the left; thence along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears South 5736 59 East, 149.71 feet) to the most Northerly Southwest corner of Lot 1, BURGARD INDUSTRIAL PARK; thence along the Northwesterly line of said Lot 1 North 6555 19 East, 777.00 feet; thence North 2618 21 West, 900.13 feet; thence North 3045 21 West, 35.58 feet to the beginning of a tangent 250.00 foot radius curve to the left; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears North 4430 21 West, 118.84 feet); thence North 5815 21 West, 38.59 feet to the beginning of a tangent 337.50 foot curve to the left; thence along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears North 6630 21 West, 96.86 feet); thence North 3101 39 East, 34.33 feet; thence North 5858 21 West, 28.50 feet to the Northwest corner of Lot 1, said Northwest corner being coincident with an angle point on the South Line of Lot 2, said BURGARD INDUSTRIAL PARK; thence along said South line South 3101 39 West, 28.39 feet; thence South 6341 39 West, 26.32 feet; thence South 8701 13 West, 509.64 feet to the point of beginning.

Schedule 9

Sign Easement

Exhibit Map

SIGNAGE & ACCESS EASEMENT

IN LOT 1, BURGARD INDUSTRIAL PARK
SE 1/4 SEC. 35, T.2N., R.1W., W.M.
City of Portland, Multnomah County
Oregon

N. Burgard Road
N 22°47'26"W
10.00'
48.25'
N 22°47'26"W
30.13'
30'
30'
TRANSFORMER
Northwest Pipe Co.
SIGN
W M W
SIGN
PP
BOYDSTUN METAL WORKS
SIGN
TELEPHONE
MANHOLE
45.00'
10.00'
N 65°48'00"E
44.75'
SCHNITZER
STEEL
SIGN
SOUTHEAST CORNER
LOT 1, BURGARD
INDUSTRIAL PARK
N 61°51'50"E
PROPOSED LINE TO BE ADJUSTED
N 61°51'50"E
FENCE
FENCE
FENCE
FENCE
TOE OF SLOPE
TOP OF SLOPE
N 65°48'00"E
PROPOSED ADJUSTED PROPERTY LINE
PP
EDGE OF PAVEMENT
ASPHALT
EDGE OF PAVEMENT
SCALE: 1" = 20'
MARCH 8, 2005

Job No. 3713
SIGN2

EXHIBIT F

RAILROAD DECLARATION

When recorded return to:

Bradley S. Miller

Ball Janik LLP

101 SW Main Street, Suite 1100

Portland, Oregon 97204

THIS DECLARATION (this Declaration ) is made as of the 4th day of                                                                                                                          May, 2005, by SCHNITZER INVESTMENT CORP., an Oregon corporation ( Declarant ).

Declarant is the owner of real property in the City of Portland, County of Multnomah, State of Oregon, more particularly described on the attached Schedule 1 (the Property ) and has ownership interests in, or non-exclusive and assignable railroad easement rights to use, the parcels of property described on the attached Schedule 3 (the Northern Railroad Line ).

Declarant desires to grant certain easements in the location of the current railroad tracks over the portion of the Property described on the attached Schedule 2 (the SSI Property ) for the benefit of Declarant and any future owners of the portion of the Property described on the attached Schedule 4 ( Lot 1 ), and Declarant desires to reserve and assign certain easements over the Northern Railroad Line and over Lot 1 for the benefit of the owner of the SSI Property and any future owners of the SSI Property (the Owner of the SSI Property ).The owner of Lot 1 and the Owner of the SSI Property, together with any future owners of all or any portion of these properties are referred to herein as Owner or collectively as Owners.

NOW, THEREFORE, Declarant declares as follows:

1.Reservation of Railroad Easements Over Lot 2. Declarant hereby declares and reserves a non-exclusive railroad easement for the benefit of Lot 1 in the location, as of the date of this Declaration, of the railroad tracks on that certain portion of the SSI Property described on Schedule 2, as Lot 2 (the Lot 2 Railroad Line ). The Owner of Lot 1 shall have right of access to and ingress and egress over the Lot 2 Railroad Line, and shall access the Lot 2 Railroad Line solely for purposes of operating a rail engine in compliance with all applicable laws and governmental requirements, owned, leased or contracted for by such Owner or a third party to transfer and switch railroad cars owned, leased, operated or contracted for by such Owner over the Lot 2 Railroad Line; provided however, that so long as transfer and switching services are provided to the Owner of Lot 1 by the Owner of the SSI Property, the Owner of Lot 1 shall not contract with any other third party or the Train Company (as defined below) to provide transfer and switching services.The Owner of Lot 1 shall cooperate with the Owner of the SSI Property to schedule the movement of cars over the Lot 2 Railroad Line.

1.1    Repair, Maintenance and Replacement. The Owner of the SSI Property shall repair, maintain and replace, as necessary, the Lot 2 Railroad Line and shall maintain the

Lot 2 Railroad Line in good and serviceable condition; provided that the Owner of Lot 1 shall be solely responsible for, and shall, pursuant to the payment provisions herein below, pay to the Owner of the SSI Property, the full cost of any repair, maintenance or replacement of the Northern Railroad Line or the Lot 2 Railroad Line or any railroad crossing of such Lot 2 Railroad Line or Northern Railroad Line to the extent the need for such repair, maintenance or replacement is caused by the negligence or willful misconduct of the Owner of Lot 1 and their respective agents, tenants, employees, contractors and invitees (the Lot 1 Benefited Parties ). Subject to the provisions hereof, the Owner of the SSI Property shall maintain the Lot 2 Railroad Line in a condition at least adequate for the volume of traffic resulting from the use of the Lot 2 Railroad by the Owner of the SSI Property, by currently authorized users of the Lot 2 Railroad as of the date hereof, and by the Owner of Lot 1 and by the Lot 1 Benefited Parties, which maintenance obligation includes, without limitation, an obligation to maintain such fire suppression and other fire protection equipment as may be required by applicable laws and governmental entities; provided, however that the Owner of the SSI property shall not be obligated to provide upgrades or conduct maintenance and repairs to the Lot 2 Railroad Line that may be or are required in order for the Owner of Lot 1 to receive railroad switching services from a third party or the Train Company (defined below). With respect to all obligations imposed on the Lot 1 Benefited Parties, the Owner of Lot 1 shall at all time remain primarily liable for the performance of such obligations, and shall ensure compliance by the Lot 1 Benefited Parties with the terms hereof.

1.2    Payment of Repair, Maintenance and Replacement Costs. During any period of use of the Lot 2 Railroad Line by the Owner of Lot 1 or the Lot 1 Benefited Parties, the Owner of Lot 1 shall pay its proportionate share of any repair, maintenance or replacement expenses for the Lot 2 Railroad Line. The Owner of Lot 1 s proportionate share of the repair, maintenance or replacement expense for the Lot 2 Railroad Line shall be determined through the use of a fraction, the numerator of which will be the number of cars moved, or caused to be moved, by the Owner of Lot 1 and/or any of the Lot 1 Benefited Parties for the period and the denominator shall be the total number of cars moved or caused to be moved on or across the Lot 2 Railroad Line during the same period, which period of use shall be not less than a quarterly period and not greater than an annual period as determined by the Owner of the SSI Property in its discretion (the Lot 2 Line Proportionate Share ). In addition, the Owner of Lot 1 shall pay its proportionate share of the repair, maintenance or replacement expenses for the Northern Railroad Line. The Owner of Lot 1 s proportionate share of the repair, maintenance or replacement expense for the Northern Railroad Line shall be determined through the use of a fraction, the numerator of which will be the number of cars moved, or caused to be moved, by the Owner of Lot 1 and/or any of the Lot 1 Benefited Parties for the period and the denominator shall be the total number of cars moved or caused to be moved on or across the Northern Railroad Line during the same period, which period of use shall be not less than a quarterly period and not greater than an annual period as determined by the Owner of the SSI Property in its discretion (the Northern Line Proportionate Share ).

1.3    Subject to Prior Agreement. The right of the Owner of Lot 1 and the Lot 1 Benefited Parties to use the Lot 2 Railroad Line is subject to the terms, to the extent applicable, of that certain Rail Service and Maintenance Agreement dated November 21, 1974 between Container Corporation of America and Declarant, and the Owner of Lot 1 covenants that neither it nor the Lot 1 Benefited Parties will cause the Owner of the SSI Property to be in breach of the November 21, 1974 Rail Service and Maintenance Agreement by their actions.

1.4    Relocation. The Owner of Lot 1 acknowledges that the Owner of the SSI Property may, from time to time, move the location of the Lot 2 Railroad Line upon thirty (30) days written notice to the Owner of Lot 1, in which event the Owner of the SSI Property shall record an amendment to Schedule 5 of this Declaration reflecting the new location of the Lot 2 Railroad Line.

2.      Railroad Line Obligations. Attached as Schedule 5 is a sketch of the current configuration of the railroad lines on the SSI Property and outside the SSI Property that are commonly known as Tracks 1, 1A, 2 and 2A. As of the date hereof, the Owner of the SSI Property assumes all obligations of Declarant accruing after the date of this Declaration, and Declarant assigns all of its rights to the Owner of the SSI Property under the following agreements, as may be modified or amended from time to time, (collectively, the Railroad Agreements ): (i) Agreement dated October 7, 1974, between Declarant, Northwest Terminal Co., Bell Oil Terminal Co., and Time Oil Co.; (ii) Rail Service and Maintenance Agreement dated November 21, 1974, between Declarant and Container Corporation of America; (iii) Industrial Trackage Agreement dated February 5, 1975, among Declarant, Time Oil Company, Northwest Terminal Company, Container Corporation of America, Oregon-Washington Railroad & Navigation Company, Union Pacific Railroad Company, Burlington Northern Inc., and Spokane, Portland and Seattle Railway Company; (iv) Agreement dated November 9, 1977, and recorded November 10, 1977 in Book 1220, Page 2129 of the real property records of Multnomah County among Declarant, Palmco Inc., Bell Oil Terminal Company, Northwest Terminal Company, and Time Oil Company, excepting the provisions of Section 3.5 relating to the construction of an underground pipeline, the provisions of Section 3.14 relating to the payment of any sums relating to any vessel using the Palmco dock and the provisions of Sections 3.16, 3.19 and 3.20 relating to pro-rata reimbursement to Bell Oil Terminal Company for repair or replacement costs for the Palmco Dock (provided, however, Declarant reserves the right to all receive all payments, if any, payable under Sections 2.4 and 2.5 of the Agreement dated November 9, 1977); (v) Railroad Easement Agreement dated September 30, 1990, among Joseph T. Ryerson and Son, Inc., Declarant, and Schnitzer Steel Industries, Inc. and recorded on September 28, 1990, in Book 2347 at Page 2500 of the real property records of Multnomah County (the Ryerson Railroad Easement ); (vi) Railroad Easement Agreement granted by Northwest Terminal Company to Declarant dated, October 7, 1974 and recorded October 10, 1974, in the Official Records of Multnomah County, Oregon in Book 1011, Page 73 (the Parcel V Railroad Easement ); and (vii) Railroad Easement Agreement between Declarant and Ro-Mar Realty of Oregon, Inc. dated December 20, 1994 and recorded December 23, 1994 in the Multnomah County, Oregon real property records as Fee 94-184892 (the Tract B Railroad Easement ). The Owner of Lot 1 s and any of the Lot 1 Benefited Parties rights hereunder are subject to the terms of the Railroad Agreements, to the extent they affect the performance of the obligations of the Owner of the SSI Property.

3.      Railroad Switching Services For Lot 1. Except as otherwise provided herein, the Owner of the SSI Property shall provide such railroad switching services to the Owner of Lot 1 and the Lot 1 Benefited Parties for so long as the Owner of Lot 1 or the Lot 1 Benefited Parties are using the Lot 2 Railroad Line and comply with the terms hereof, including, without limitation, payment of a service fee for such transfer and switching services (as provided herein below) and payment of the Lot 2 Line Proportionate Share and the Northern Line Proportionate Share.

3.1.1Required Notification; Number of Cars. Upon not less than 24 hours notification from any such person or entity or the railroad company that owns the railroad line to which the Lot 2 Railroad Line connects (the Train Company ) that railroad cars controlled by any such person or entity are located at either the Train Company s terminal, the applicable point of connection, the applicable point of switch, or Lot 1 and are ready for movement across the Lot 2 Railroad Line, the Owner of the SSI Property shall cause to be provided equipment and service necessary to transfer such railroad cars from the Train Company s terminal to Lot 1 or from Lot 1 to the Train Company s terminal; provided, however, that following the notification required hereunder, the Owner of the SSI Property shall have a period of no less than three (3) additional hours to spot railroad cars on the Lot 1 spur after the Owner of the SSI Property is given notice of which railroad cars to spot. The Owner of the SSI Property shall not be required to transfer more railroad cars than can be stored on Lot 1 or that will interfere with the Owner of the SSI Property s ability to comply with the terms of the Ryerson Railroad Easement or the Ryerson Railroad Use Agreement dated September 30, 1990, or any modification, extension or renewal thereof (collectively, the Ryerson Rail Use Agreement ); provided, however that no modification of the Ryerson Rail Use Agreement that would materially increase the number of cars that the Owner of the SSI Property is required to transfer or switch onto the property benefited by the Ryerson Rail Use Agreement shall result in a material reduction to the commercially reasonable transfer and switching services to be provided to the Owner of Lot 1 pursuant to this Section 3. The Owner of the SSI Property shall not be required to spot or store any cars on the Northern Railroad Line or the Lot 2 Railroad Line due to insufficient storage on Lot 1. In the event the Owner of Lot 1 or any of the Lot 1 Benefited Parties causes the delivery of a number of railroad cars in excess of the cars that can be stored on Lot 1 (the Excess Cars ), the Owner of the SSI Property shall have no obligation to transfer such Excess Cars, and the Lot 1 Owner shall be liable for any and all costs due to the Train Company, to other users of the Northern Railroad Line pursuant to the Railroad Agreements, and to the Owner of the SSI Property resulting from or related to the delivery of the Excess Cars.

3.1.2Transfer Times. Such transfer and switching services shall be provided during normal business hours and with reasonable promptness. The Owner of the SSI Property will use commercially reasonable efforts to cause the requested transfer and switching service to be performed at its next regularly scheduled transfer times, which will not be less frequent than once per day (Saturdays, Sundays, holidays and periods of reasonable maintenance excepted) provided notice is received within a reasonable time prior to such transfer; provided further, however, that in the event of a conflict with a switching request pursuant to the Ryerson Railroad Easement or the Ryerson Rail Use Agreement, or the needs of the Owner of the SSI Property, or its agents, tenants, employees, contractors and invitees (collectively, the SSI Benefited Parties ), the Owner of the SSI Property shall use commercially reasonable efforts to cause performance of all service requests, but in no event shall it be required to add additional transfer times to its regular schedule, and performance at the subsequent regularly scheduled transfer time shall be deemed to commercially reasonable hereunder. The Owner of the SSI Property will, upon request, provide a schedule of its estimated transfer times, which may be revised from time to time and notify the persons or entities requesting such notification and providing a method of notification, of any changes in the estimated transfer times. The Owner of Lot 1 or the Lot 1 Benefited Parties requesting such switching services are solely responsible for all loading and unloading of cars transferred or switched pursuant to this Declaration. The Owner of the SSI Property reserves the right to refuse to transfer or switch any car that it reasonably believes to be in poor operating condition, improperly loaded or in an unsafe condition; provided, however, regardless of this inspection right, the Owner of Lot 1 shall be primarily liable to the Owner of the SSI property or any of its employees or third parties for any liabilities which may arise out of or caused by the unsafe or poor operating condition of any railroad car and in no event shall the Owner of the SSI Property or the SSI Benefited Parties have any liability relating to such unsafe or poor operating condition. The Owner of Lot 1 shall provide the Owner of the SSI Property and the SSI Benefited Parties a safe working area to perform the transferring and switching service. Except for the length of track comprising the current Lot 1 Spur (defined below) to the extent used by the Owner of the SSI Property for switching and which shall be maintained and repaired as a part of the Lot 2 Railroad Line, the Owner of Lot 1 shall install, repair, replace and maintain all track and switches located on Lot 1 at its sole cost and expense in good and serviceable condition in accordance with the requirements of the Owner of the SSI Property.

3.1.3Payment of Fees. The Owner of Lot 1 shall pay a service fee to the Owner of the SSI Property for each of the railroad cars transferred or switched on the Lot 2 Railroad Line for the benefit of the Owner of Lot 1 or the Lot 1 Benefited Parties, in an amount equal to the then market rate for such services, which rates shall be determined and published by the Owner of the SSI Property from time to time (the Switching Fee ). All amounts due to the Owner of the SSI Property hereunder, including without limitation, the Northern Line Proportionate Share, the Lot 2 Line Proportionate Share and the Switching Fee, shall be paid within thirty (30) days after receipt of an invoice (pursuant to the notice provisions in Section 5(i)) from the Owner of the SSI Property. In the event the Owner of Lot 1 disputes the reasonableness of the published switching rates, the matter shall be submitted to arbitration as provided herein. The Owner of Lot 1 shall pay the Train Company all applicable fees charged by the Train Company including without limitation, all switching charges, delivery charges and demurrage, which payments shall be made directly to the Train Company.

3.1.4Removal or Relocation of Lot 1 Track; Extinguishment of Easement. Provided that (i) it does not interfere with the Owner of the SSI Property s ability to comply with the terms of the Ryerson Railroad Easement or the Ryerson Rail Use Agreement (ii) it does not comprise any portion of the two, parallel tracks located on the easement granted to the Owner of the SSI Property over the Lot 1 Spur (defined below), and (iii) the Owner of the SSI Property continues to have sufficient track length on Lot 1 on the Lot 1 Spur and a track configuration allowing it to efficiently switch cars, at the standard of service existing as of the date of this Declaration, onto all properties currently served by the Lot 2 Railroad Line, including without limitation, the SSI Property, the property benefited by the Ryerson Rail Use Agreement, and the real property currently owned by Northwest Pipe Company, which is described on the attached Schedule 6, the Owner of Lot 1 shall have the right to relocate any or all of the portions of the railroad line located on Lot 1. In addition, the Owner of Lot 1 shall have the right to remove that portion of the railroad line located on Lot 1 such that after such removal, the portion of the two, parallel railroad tracks that remain on Lot 1 contain enough track to satisfy the requirements of clauses (i) and (ii) of this Section 3.1.4 (the portion of the railroad line on Lot 1 that the Owner of Lot 1 has the right to remove is hereinafter referred to as the Removable Track ). If the Owner of Lot 1 removes any portion of the Removable Track (other than for repair or replacement), the Owner of the SSI Property shall have no further obligation to the Owner of Lot 1or the Lot 1 Benefited Parties under Sections 1, 2 and 3 of this Declaration and the Owner of Lot 1 will be deemed to have abandoned all rights under Sections 1, 2 and 3 of this Declaration, and all such rights shall be extinguished without further action of any party hereto, and shall have no further duties and obligations under Sections 1, 2 and 3 of this Declaration. Upon removal of the Removable Track, the Owner of Lot 1 shall execute documentation reasonably required by the Owner of the SSI Property to confirm the extinguishment of the railroad easement granted herein, provided that such documentation shall not be required to evidence the effectiveness of the extinguishment of this easement as provided in the preceding sentence.

3.1.5Third Party Switching. If the Owner of the SSI Property ceases to provide railroad switching services for any reason, the Owner of the SSI Property shall allow a third party to provide such railroad switching services over the portion of the Lot 2 Railroad Line located on the SSI Property at the Owner of Lot 1 s sole cost and expense. Provided that the Owner of the SSI Property elects to stop providing railroad switching services to all third parties served by the Lot 2 Railroad Line, and notwithstanding anything to the contrary contained herein, the Owner of the SSI Property: (i) may cease providing railroad switching services to the Owner of Lot 1, the Lot 1 Benefited Parties and all other third parties served by the Lot 2 Railroad Line upon not less than one (1) year s prior written notice to the then Owner(s) of record of Lot 1, and (ii) shall not be required to provide or maintain upgrades to the Lot 2 Railroad Line to the extent such upgrades may be or are required in order to receive railroad switching services from a third party or the Train Company; and, if the Owner of Lot 1, in its discretion, decides to utilize the Train Company or a third party to provide switching services, then the cost of all upgrades to the Lot 2 Railroad Line necessary to obtain third party or Train Company switching services shall be the responsibility of the Owner of Lot 1. Further, in the event the Owner of the SSI Property ceases to provide railroad switching services hereunder and ceases use of the Lot 2 Railroad Line, the Owner of the SSI Property shall have no further obligation to repair, maintain or replace the Lot 2 Railroad tracks or switches and shall have no further obligation to repair, maintain or replace the Northern Railroad Line for the benefit of the Owner of Lot 1, the Lot 1 Benefited Parties or other third parties served by the Lot 2 Railroad Line. In the event the Owner of the SSI

Property ceases to provide railroad switching services hereunder, Declarant shall have the right, but not the obligation, to require the Owner of the SSI Property take reasonable steps to provide for the rights and obligations for repair, maintenance, replacement and switching under the Railroad Agreements, for both the Northern Railroad Line and the Lot 2 Railroad Line, which are assigned to and assumed by the Owner of the SSI Property hereunder, to the extent necessary to allow the Train Company or a third party to provide switching services to property served by the Northern Railroad Line and the Lot 2 Railroad Line (including without limitation, switching services to Lot 1 and the SSI Property), to revert to Declarant.

3.2    Default and Remedies. The Owner of Lot 1 will be in default if (a) an invoice from the Owner of the SSI Property to the Owner of Lot 1 or any Lot 1 Benefited Party remains unpaid thirty (30) days following the date of the invoice; or (b) the Owner of Lot 1 or any Lot 1 Benefited Party intentionally and knowingly moves or causes any railroad cars to be moved on or over the Lot 2 Railroad Line other than in accordance with the terms of this Declaration. In the event of a default, in addition to pursuing damages and any other remedies allowed by law, the Owner of the SSI Property may discontinue transfer and switching services to the Owner of Lot 1 or the Lot 1 Benefited Party until the default has been cured.

4.      Reservation of Railroad Easements Over Property and Northern Railroad Line. Declarant hereby declares and reserves a non-exclusive railroad easement for the benefit of the Owner of the SSI Property in the location of the railroad tracks and railroad right of way on Lot 3 and Tract B, BURGARD INDUSTRIAL PARK, in the City of Portland, County of Multnomah, State of Oregon and in the location of the railroad tracks and railroad right of way located on railroad Parcel I, railroad Parcel III, and railroad parcel IV, and Declarant assigns its rights in the non-exclusive railroad easement in the location of the railroad tracks and railroad right of way located on railroad Parcel V, all of which are more particularly described on Schedule 3 and previously defined herein as the Northern Railroad Line. Subject to the terms and provisions of the Railroad Agreements, as may be modified or amended from time to time, the Owner of SSI Property shall have right of access to and ingress and egress over the Northern Railroad Line for purposes of operating a rail engine owned, leased or contracted for by the Owner of the SSI Property or a third party at its direction, to transfer and switch railroad cars owned, leased, operated or contracted for by the Owner of the SSI Property or the SSI Benefited Parties over the Northern Railroad Line. The Owner of the SSI Property shall repair, maintain and replace, as necessary, the Northern Railroad Line and shall be entitled to reimbursement from other parties to the Railroad Agreements or other parties holding by, through or under the parties to the Railroad Agreements for a portion of the cost of such maintenance expenses for the Northern Railroad Line as provided in the Railroad Agreements. In addition, Declarant hereby reserves for the benefit of the Owner of the SSI Property, the right of reasonable ingress and egress over and across the Northern Railroad Line to undertake such repair, maintenance and replacement as may be necessary or desirable from time to time.

4.1.   Reservation of Railroad Easement Over Lot 1. Declarant hereby declares and reserves a non-exclusive railroad easement for the benefit of the Owner of the SSI Property, any future Owner of the SSI Property and the SSI Benefited Parties in the location of the two, parallel railroad tracks and railroad right of way on Lot 1 and extending to a point on Lot 1 that is depicted on the attached Schedule 7 and more particularly described on the attached Schedule 8 (the Lot 1 Spur ), or any future permitted relocation of the Lot 1 Spur. The two, parallel railroad tracks located in the Lot 1 Spur (the Fixed Track ) cannot be removed by the Owner of Lot 1. In the event the Owner of Lot 1 relocates the Fixed Track pursuant to Section 3.1.4, it shall relocate both tracks and the two relocated tracks shall remain parallel and shall be the same length. Nothing herein shall prohibit removal of the Removable Track. The Owner of SSI Property shall have right of access to and ingress and egress over the Lot 1 Spur and the Fixed Track for purposes of operating a rail engine owned, leased or contracted for by the Owner of the SSI Property, an SSI Benefited Party or a third party at any of their direction, to transfer and switch railroad cars owned, leased, operated or contracted for by the Owner of the SSI Property or an SSI Benefited Party. The railroad easement over the Lot 1 Spur and Fixed Track declared and reserved hereunder shall not be extinguished except by a written instrument executed by the Owner of the SSI Property.

5.	Miscellaneous.

a.       The easements, restrictions, benefits and obligations hereunder shall create mutual benefits and servitudes running with the land and shall bind and inure to the benefit of the Owners, their respective heirs, representatives, successors and assigns. The singular number includes the plural and the masculine gender includes the feminine and neuter. Any person or entity acquiring fee title to the SSI Property or Lot 1or any portion thereof shall be bound by, or as applicable, receive the benefits of, this Declaration

b.      This Declaration (including exhibits) may be modified or canceled only by written agreement signed by the Owners or their successors in interest.

c.       The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Declaration nor in any way affect the terms and provisions hereof.

d.      Any claim, controversy, or dispute between the Owners relating to repair, maintenance or replacement of track and switches or the payment of any fee or costs arising out of or relating to this Declaration, or to the interpretation or breach thereof, shall be resolved by arbitration in accordance with the then-effective arbitration rules of the Arbitration Service of Portland, Inc. or the then-effective commercial arbitration rules of the American Arbitration Association, whichever organization is selected by the party that first initiates arbitration by filing a claim in accordance with the filing rules of the organization selected, and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof. The parties to the arbitration shall use commercially reasonable efforts to complete any arbitration within sixty (60) days of the filing of the dispute, unless the dispute is regarding the refusal to grant a consent or approval, in which case the time period shall be thirty (30) days. The arbitrator or arbitrators shall be empowered to impose sanctions for any party s failure to use commercially reasonable efforts. Each party agrees to keep all disputes and arbitration proceedings strictly confidential, except for the disclosure of information required in the ordinary course of business of the parties or as required by applicable law or regulation. Any time limitation (such as the statute of limitations or laches) that would bar litigation of a claim, shall also bar arbitration of the claim. If any provision of this arbitration program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable. The Owners understand that their disputes as described herein will be resolved by arbitration rather than in a court, and once so decided, cannot later be brought, filed, or pursued in court.

e.       In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the US Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Declaration or with respect to any dispute relating to this Declaration, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith (collectively, Attorneys Fees ). In the event of suit, action, arbitration, or other proceeding, the amount of the Attorneys Fees shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

f.       Except for payments of money due hereunder, in case of interference in performance by any Owner of its obligations under this Declaration because of any act beyond the reasonable control of such Owner, including without limitation, acts of God, war, insurrection, fires, floods, strikes, unanticipated equipment failure or other cause beyond the reasonable control of such Owner, all affected Owners shall take reasonable measures to mitigate the unfavorable effects of such force majeure events and performance hereunder shall be excused for a reasonable period of time while the affected Owners take reasonable measures to mitigate.

g.      Each Owner shall indemnify, protect, defend and save the other Owners harmless for, from and against any and all third party liability, damage, expense, causes of action, suits, claims, or judgments arising from bodily injury, death, or property damage arising out of the use, repair, and maintenance of the easements by the indemnifying Owner, except to the extent caused by the negligence or willful misconduct of the party seeking indemnification.

h.      This Declaration constitutes the entire agreement, and this Declaration once executed and delivered shall not be modified or altered in any respect except by a writing executed and delivered in the same manner as required by this document. Invalidation of any provision of this Declaration, in whole or in part, or of any application of a provision of this Declaration, by judgment or court order shall in no way affect other provisions or applications.

i.       Notice may, unless otherwise provided herein, be given or served (a) by certified mail, return receipt requested, with postage prepaid, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier, (c) by facsimile transmission, if the time of facsimile delivery is confirmed by sender s receipt of a transmission report, generated by sender s facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety and provided the facsimile was forwarded prior to 5:00 P.M., or (d) by depositing the same into custody of a nationally recognized overnight delivery service. Notice given in any manner shall be effective only if and when received by the party to be notified between the hours of 8:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, each Owner s notice address or shall be the address of the Owner s portion of the Property. Upon written notice to the Owner of the SSI Property directed to Schnitzer Steel Industries, Inc.,3200 NW Yeon Avenue, Portland, OR 97296 Attn: Secretary (or such other address specified in the manner described in the following sentence), a Lot 1 Benefited Party may request direct notices provided that the Lot 1 Benefited Party s request specifies a notice address within the United States of America and the designated recipient for all notices hereunder. Each Owner or Lot 1 Benefited Party that has requested direct notices shall have the right from time to time to change its respective notice address, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written notice to all other Owners and Lot 1 Benefited Parties.

j.       No modification or termination of this Declaration shall be binding upon any first position holders of any mortgage or trust deed encumbering the Property or their successors or assigns ( Mortgage Holder ), unless the Mortgage Holder has consented to the modification or termination, which consent shall not be unreasonably withheld, conditioned or delayed. However, consent will be deemed given if a Mortgage Holder does not object in writing within thirty (30) days after notice of the proposed modification or termination.

IN WITNESS WHEREOF, the undersigned has executed this Declaration the day and year first written above.

SCHNITZER INVESTMENT CORP., an Oregon corporation

By: ______________________________________

Title: _____________________________________

State of	___________________________)

___________________________)ss.

County of	___________________________)

The foregoing instrument was acknowledged before me this _____ day of ______, 2005, by ________________, the ______________ of _________________, on behalf of ________________.

(Seal and Expiration Date)

_____________________________________

Notary Public

Schedule 1

Description of the Property

March 31, 2005

Job No. 05-3788

NEW TRACT A , BIP

A tract of land being a portion of Tract A , Lot 2 and Lot 3, Burgard Industrial Park, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Tract A thence along the East line thereof South 1729 34 East, 62.50 feet to the Southeast corner of said Tract A thence along the South line thereof South 8846 12 West, 1563.75 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line North 8955 04 West, 43.60 feet to an angle corner in the West line of said Lot 2; thence along said West line North 0004 56 East, 201.97 feet to an angle point therein; thence North 6506 14 West, 361.13 feet; thence South 8955 04 East, 80.16 feet; thence North 0004 56 East, 29.07 feet; thence South 6646 00 East, 293.17 feet; thence North 9000 00 East, 162.76 feet to the West line of Lot 4, Burgard Industrial Park; thence along said West line South 3231 53 East, 19.14 feet to a point on the arc of a non-tangent 140.00 foot radius curve to the right, a radial line bears North 1704 11 West to said point; thence along the arc of said curve 38.70 feet through a central angle of 1550 23 (the long chord bears North 8051 01 East, 38.58 feet); thence North 0113 48 West, 10.00 feet; thence North 8846 12 East, 1546.25 feet to the point of beginning.

Containing therein 2.560 acres, more or less.

Benefited Property Lot 1

(PART OF LOT 1, BIP)

A tract of land being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 North 0007 00 East, 52.32 feet to an angle corner therein; thence North 6555 19 East, 777.00 feet; thence North 2618 21 West, 603.43 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line South 5932 40 East, 108.50 feet to the beginning of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432 40 East, 77.65 feet); thence South 8932 40 East, 347.84 feet to an angle corner in the East line of said Lot 1; thence along the East line of said Lot 1 the following courses to wit:

South 0005 07 West, 50.00 feet;

North 8947 09 West, 117.53 feet;

North 0014 35 East, 4.03 feet;

North 8932 40 West, 256.82 feet;

South 0005 58 East, 118.01 feet;

North 6210 00 East, 10.26 feet;

South 8949 00 East, 5.82 feet;

South 6741 00 West, 162.52 feet;

South 2219 00 East, 20.00 feet;

North 6741 00 East, 158.54 feet;

South 8949 00 East, 584.97 feet to a point on a non-tangent 298.10 foot radius curve to the right, a radial line bears North 5031 54 East to said point; thence Southeasterly along the arc of said curve 3.10 feet through a central angle of 0035 42 (the long chord bears South 3910 09 East, 3.10 feet); thence South 5107 37 West, 25.00 feet to a point on the arc of a non-tangent 273.10 foot radius curve to the right, a radial line bears North 5107 42 East to said point; thence Southeasterly along the arc of said curve 46.11 feet through a central angle of 0940 25 (the long chord bears South 3402 05 East, 46.05 feet); thence South 2911 53 East, 314.62 feet; thence North 6048 07 East, 55.00 feet; thence South 2911 53 East, 117.88 feet to the beginning of a tangent 544.93 foot radius curve to the right; thence along the arc of said curve 60.94 feet through a central angle of 0624 27 (the long chord bears South 2559 39 East, 90.91 feet); thence South 2247 26 East, 331.92 feet to the Southeast corner of said Lot 1; thence along the South line of said Lot 1 South 6151 50 West, 269.91 feet to the beginning of a tangent 485.00 foot radius curve to the right; thence along the arc of said curve 239.16 feet through a central angle of 2815 10 (the long chord bears South 7559 25 West, 236.74 feet); thence North 8953 00 West, 1166.33 feet to the point of beginning.

Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Containing therein 13.033 acres, more or less.

Lot 3

(PART OF LOT 3, BIP)

A tract of land being a portion of Lot 3 and a portion of Tract A , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northwest corner of said Lot 3; thence along the North line thereof South 8038 34 East, 282.88 feet to the beginning of a non-tangent 420.00 foot radius curve to the right, a radial line bears North 3815 50 East to said point; thence Southeasterly and Southerly along the arc of said curve 379.69 feet through a central angle of 5147 49 (the long chord bears South 2550 16 East, 366.89 feet) to a point on the East line of said Lot 3; thence along said East line South 0003 39 West, 333.34 feet to an angle point therein; thence South 8846 12 West, 18.11 feet to an angle point therein; thence along the East line of said Lot 3 South 0100 48 East, 37.64 feet to the beginning of a non-tangent 529.00 foot radius curve to the right; thence along the arc of said curve 132.91 feet through a central angle of 1423 44 (the long chord bears South 0715 31 West, 132.56 feet); thence South 1409 54 West, 98.26 feet to the beginning of a non-tangent 348.50 foot radius curve to the left; thence along the arc of said curve 294.51 feet through a central angle of 4825 11 (the long chord bears South 0945 12 East, 285.83 feet); thence South 3231 53 East, 3.11 feet; thence leaving the East line of said Lot 3 North 9000 00 West, 162.76 feet; thence North 6646 00 West, 293.17 feet to a point in the West line of said Tract A thence along said West line North 0004 56 East, 10.93 feet to the Southwest corner of said Lot 3; thence along the West line thereof North 0004 56 East, 1132.09 feet to the point of beginning.

Containing therein 11.123 acres, more or less.

Lots 4, 5, 6, 7, 8 and Tract C

Lots 4, 5, 6, 7, 8 and Tract C , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon.

Containing therein 11.9422 acres, more or less.

Lot 11

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the point of intersection of the Easterly Harbor Line of the Willamette River as established by U.S. Army Corps of Engineers, February 9, 1968, with the Westerly extension of the South line of said Section 35; thence North 2353'30" West along said Easterly Harbor Line, 2001.45 feet; thence North 2339'54" West along said Easterly Harbor Line, 362.89 feet; thence leaving said Harbor Line South 8955 04 East, 334.00 feet, more or less, to a point on the line of Ordinary Low Water of the Willamette River, said point being the True Point of Beginning of the tract of land herein described; thence continuing South 8955'04" East, 587.06 feet; thence North 0006'41" East, 78.64 feet to the Southwest corner of that certain tract conveyed to Container Corporation recorded July 1, 1950 in Book 1408, Page 125, Multnomah County Deed Records; thence along the West line thereof North 0006 41 East, 373.53 feet to a point on the South line of that certain tract conveyed to Bell Oil Terminal Co. recorded October 9, 1953, in Book 1625, Page 494, said Deed Records; thence along the South line thereof North 8955'04" West, 355.36 feet; thence along the West line of said Bell Oil Terminal tract the following courses: North 0002'56" East, 188.56 feet; thence North 8955'04" West, 26.10 feet; thence North 0002'56" East, 229.39 feet to the Northwest corner of said Bell Oil Terminal tract, said point being on a line drawn South 8955'04" East from the most Southerly corner of the tract conveyed to Northwest Terminal Co. recorded December 11, 1943 in Book 800, Page 240, said Deed Records; thence North 8955 04" West, 673.37 feet more or less, to a point on the line of Ordinary Low Water of the Willamette River; thence along said line of Ordinary Low Water South 2632 06 East, 117.25 feet; thence South 0940 53 East, 62.95 feet; thence South 1440 37 East, 80.71 feet; thence South 0944 02 East, 100.86 feet; thence South 2131 49 East, 218.15 feet; thence South 4306 21 East, 197.65 feet; thence South 3906 11 East, 102.02 feet; thence South 3428 10 East, 88.36 feet; thence South 5331 18 East, 45.51 feet to the True Point of Beginning.

Containing therein 13.966 acres, more or less

Lot 13

A tract of land in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the point of intersection of the Easterly Harbor Line of the Willamette River as established by U.S. Army Corps of Engineers, February 9, 1968, with the Westerly extension of the South line of said Section 35; thence North 2353'30" West along said Easterly Harbor Line, 2001.45 feet; thence North 2339'54" West along said Easterly Harbor Line, 362.89 feet; thence leaving said Harbor Line South 8955'04" East, 921.06 feet; thence North 0006'41" East, 78.64 feet to the Southwest corner of that certain tract conveyed to Container Corporation recorded July 1, 1950 in Book 1408, Page 125, Multnomah County Deed Records; thence along the West line thereof North 0006 41 East, 313.53 feet to the Northwest corner of said Container Corporation tract and the True Point of Beginning of the herein described tract of land; thence continuing North 0006 41 East, 60.00 feet to a point on the South line of that certain tract conveyed to Bell Oil Terminal Co. recorded October 9, 1953, in Book 1625, Page 494, said Deed Records; thence along the South line thereof South 8955'04" East, 259.22 feet to the Southeast corner of said Bell Oil Terminal Co. tract; thence on a Southerly extension of the East line of said Bell Oil Terminal tract South 0002'56" West, 60.00 feet to the North line of said Container Corporation tract; thence along said North line North 8955 04 West, 259.29 feet to the True Point of Beginning.

Containing therein 0.357 acres, more or less.

Lot 14

A tract of land in the West one-half of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of that certain tract of land conveyed to Bell Oil Terminal Co. recorded February 1, 1955 in Book 1703 Page 450, Multnomah County Deed Records, said corner bears North 1236 16 West, 2981.27 feet from the Southwest corner of the William Gatton D.L.C.; thence Easterly on a line extending the Northerly line of said Book 1703, Page 450, South 8955 04 East, 896.35 feet to a point on the West line of Lot 3, BURGARD INDUSTRIAL PARK, a duly recorded subdivision, last described point bears South 0004 56 West, 694.20 feet from the Northwest corner of said Lot 3; thence along said West line of Lot 3 and West line of Tract A South 0004 56 West, 477.89 feet; thence North 8955 04 West, 80.16 feet to the most Northerly Northeast corner of that certain tract of land conveyed to Container Corp. recorded June 1, 1950 in Book 1408, Page 125, said Deed Records; thence along the North line thereof North 8955 04 West, 815.91 feet to a point of intersection with the Southerly extension of the East line of said Bell Oil Terminal Co. tract; thence North 0002 56 East along said Southerly extension and East line of the Bell Oil Terminal Co. Tract, 477.89 feet to the point of beginning.

Containing therein 9.832 acres, more or less.

Lot 16

A tract of land being a portion of those lands described in Book 883, Page 784 recorded September 22, 1972, Multnomah County Deed Records, in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southeast corner of that tract of land conveyed to Container Corporation of America recorded October 5, 1975, in Book 1066, Page 548, said Deed Records, said corner bears North 0004 56 East, 40.00 feet from an angle corner in the West line of Lot 2, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along said West line of Lot 2 South 0004 56 West, 40.00 feet; thence South 8955 04 East, 115.06 feet; thence South 0004 56 West, 196.53 feet; thence leaving said West line North 9000 00 West, 2069.30 feet, more or less, to the line of Ordinary Low Water of the Willamette River; thence along said line of Ordinary Low Water North 1232 11 West, 164.84 feet to the South line of those lands described in Book 883, Page 784, said Deed Records; thence along the South line thereof South 8955 04 East, 587.06 feet; thence North 0006 41 East, 78.64 feet to the Southwest corner of said Container Corporation of America tract; thence along the South line thereof South 8955 04 East, 1403.15 feet to the point of beginning.

EXCEPTING THEREFROM Ownership of the State of Oregon in and to that portion of the premises herein described lying below the line of Ordinary Low Water of the Willamette River.

Containing therein 10.273 acres, more or less.

Lot 17

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

Schedule 2

Description of the SSI Property

March 31, 2005

Job No. 05-3788

NEW TRACT A , BIP

An undivided 25% interest in the hereinafter described tract of land, said tract being a portion of Tract A , Lot 2 and Lot 3, Burgard Industrial Park, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Tract A thence along the East line thereof South 1729 34 East, 62.50 feet to the Southeast corner of said Tract A thence along the South line thereof South 8846 12 West, 1563.75 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line North 8955 04 West, 43.60 feet to an angle corner in the West line of said Lot 2; thence along said West line North 0004 56 East, 201.97 feet to an angle point therein; thence North 6506 14 West, 361.13 feet; thence South 8955 04 East, 80.16 feet; thence North 0004 56 East, 29.07 feet; thence South 6646 00 East, 293.17 feet; thence North 9000 00 East, 162.76 feet to the West line of Lot 4, Burgard Industrial Park; thence along said West line South 3231 53 East, 19.14 feet to a point on the arc of a non-tangent 140.00 foot radius curve to the right, a radial line bears North 1704 11 West to said point; thence along the arc of said curve 38.70 feet through a central angle of 1550 23 (the long chord bears North 8051 01 East, 38.58 feet); thence North 0113 48 West, 10.00 feet; thence North 8846 12 East, 1546.25 feet to the point of beginning.

Containing therein 2.560 acres, more or less.

Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Containing therein 13.033 acres, more or less.

Lot 17

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

Schedule 3

Description of the Northern Rail Line

Lot 3

(PART OF LOT 3, BIP)

A tract of land being a portion of Lot 3 and a portion of Tract A , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northwest corner of said Lot 3; thence along the North line thereof South 8038 34 East, 282.88 feet to the beginning of a non-tangent 420.00 foot radius curve to the right, a radial line bears North 3815 50 East to said point; thence Southeasterly and Southerly along the arc of said curve 379.69 feet through a central angle of 5147 49 (the long chord bears South 2550 16 East, 366.89 feet) to a point on the East line of said Lot 3; thence along said East line South 0003 39 West, 333.34 feet to an angle point therein; thence South 8846 12 West, 18.11 feet to an angle point therein; thence along the East line of said Lot 3 South 0100 48 East, 37.64 feet to the beginning of a non-tangent 529.00 foot radius curve to the right; thence along the arc of said curve 132.91 feet through a central angle of 1423 44 (the long chord bears South 0715 31 West, 132.56 feet); thence South 1409 54 West, 98.26 feet to the beginning of a non-tangent 348.50 foot radius curve to the left; thence along the arc of said curve 294.51 feet through a central angle of 4825 11 (the long chord bears South 0945 12 East, 285.83 feet); thence South 3231 53 East, 3.11 feet; thence leaving the East line of said Lot 3 North 9000 00 West, 162.76 feet; thence North 6646 00 West, 293.17 feet to a point in the West line of said Tract A thence along said West line North 0004 56 East, 10.93 feet to the Southwest corner of said Lot 3; thence along the West line thereof North 0004 56 East, 1132.09 feet to the point of beginning.

Containing therein 11.123 acres, more or less.

Tract B, BURGARD INDUSTRIAL PARK, in the City of Portland, County of Multnomah, State of Oregon

PARCEL I

A parcel of land situated North of the William Gatton Donation Land Claim, in the Northwest one quarter of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the County of Multnomah and State of Oregon. Said parcel of land being more particularly described as follows:

Beginning at the southeast corner of that parcel of land deeded to the Schnitzer Investment Corporation and recorded in book 933, Page 1902, Records of Deeds, Multnomah County, Oregon, said point being East a distance of 825.84 feet and North a distance of 2905.09 feet from the Southwest corner of said William Gatton D.L.C; thence North 0007'45" East along the Easterly line of said Schnitzer property a distance of 674.14 feet to the Northeast corner of said Schnitzer property; thence North 8032'45" West along the Northerly line of said Schnitzer property and said Northerly line extended Westerly a distance of 1231.87 feet to a point of curve; thence along a 448.37 foot radius curve to the right through a central angle of 5607'28" an arc distance of 439.20 feet (the long chord of said curve bears North 5229'00" West a distance of 421.85 feet to the true point of beginning of the parcel of land herein described.

thence South 6534'43" West a distance of 40.00 feet; thence North 8600'25" West a distance of 30.00 feet; thence along a 462.50 foot radius curve to the left through a central angle of 1408'46" an arc distance of 114.19 feet (the long chord of said curve bears North 0304'48" Vest a distance of 113.90 feet) to a point of reverse curve; thence along a 488.37 foot radius curve to the right through a central angle of 1011'27" an arc distance of 86.86 feet (the long chord of which bears North 0503'28" West a distance of 86.75 feet); thence North 0002'15" East a distance of 252.63 feet to a point that bears south 8957'45" East a distance of 8.00 feet from a 5/8-inch iron rod marking the Southeast corner of that parcel of land leased to Waterways Terminal Company by the Port of Portland; thence South 8957'45" East a distance of 18.00 feet; thence South 0002'15" West a distance of 14.35 feet to a point of curve; thence along a 371.77 foot radius curve to the left through a central angle of 1940'37" an arc distance of 128.54 feet (the long chord of said curve bears South 0952'02 West a distance of 127.90 feet); thence South 0002'15" West a distance of 112.29 feet to a point of curve; thence along a 448.37 foot radius curve to the left through a central angle of 2427'32" an arc distance of 191.40 feet (the long chord of said curve bears South 1211'31" East a distance of 189.95 feet) to the True Point of Beginning.

A description of a parcel of land situated partially in the William Gatton Donation Land Claim, in the Northwest one quarter of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon. Said parcel of land being more particularly described as follows:

Beginning at the Southeast corner of that parcel of land deeded to the Schnitzer Investment Corporation and recorded in Book 933, Page 1902, Records of Deeds, Multnomah County, Oregon, said point being East a distance of 825.84 feet and North a distance of 2905.09 feet from the Southwest corner of said William Gatton D.L.C; thence North 0007'45" East along the Easterly line of said Schnitzer property a distance of 674.14 feet to the Northeast corner of said Schnitzer property; thence North 8032'45" West along the Northerly line of said Schnitzer property and said Northerly line extended Westerly a distance of 976.78 feet to a point of curve; thence along a 182.50 foot radius curve to the left through a central angle of 0935'15", an arc distance of 30.54 feet (the long chord of said curve bears North 8520'23 West a distance of 30.50 feet); thence South 8952'00" West a distance of 224.86 feet to the True Point of Beginning of the parcel of land herein described; thence continuing South 8952'00" West a distance of 480.72 feet; thence Northeasterly along a 492.50 foot radius curve to the left through a central angle of 3552 42" an arc distance of 308.40 feet (the long chord of said curve bears North 2155'56" East a distance of 303.39 feet); thence Southeasterly along a 488.37 foot radius curve to the left through a central angle of 5607'28" an arc distance of 478.39 feet (the long chord of said curve bears North 5229'00" East a distance of 459.49 feet); thence South 8032'45" East a distance of 2.98 feet to the True Point of Beginning.

A parcel of land situated partially in the William Gatton Donation Land Claim, in the Northwest one quarter of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the County of Multnomah and State of Oregon. Said parcel of land being more particularly described as follows:

Beginning at the Southeast corner of that parcel of land deeded to the Schnitzer Investment Corporation and recorded in Book 933, Page 1902, Records of Deeds, Multnomah County, Oregon, said point being East a distance of 825.84 feet and North a distance of 2905.09 feet from the Southwest corner of said William Gatton D.L.C; thence North 0007'45" East along the Easterly line of said Schnitzer property a distance of 674.14 feet to the Northeast corner of said Schnitzer property; thence North 8032'45" West along the Northerly line of said Schnitzer property and said Northerly line extended Westerly a distance of 976.78 feet to a point of curve and the true point of beginning of the parcel of land herein described.

Thence along a 182.50 foot radius curve to the left through a central angle of 0935'15" an arc distance of 30.54 feet (the long chord of said curve bears North 8520'23" West a distance of 30.50 feet); thence South 8952'00" West a distance of 224.86 feet; thence North 8032'45" West a distance of 2.98 feet to a point of curve; thence along a 488.37 foot radius curve to the right through a central angle of 5607'28" an arc distance of 478.39 feet (the long chord of said curve bears North 5229'00" West a distance of 459.49 feet); thence North 6534'43" East a distance of 40.00 feet; thence Southeasterly along a 448.37 foot radius curve to the left through a central angle of 5607'28" East an arc distance of 439.20 feet (the long chord of said curve bears South 5229'00" East a distance of 421.85 feet); thence South 8032'45" East a distance of 255.09 feet to the true point of beginning.

EASEMENT

PARCEL I:

The following described property in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon:

Beginning at a point in Section 35, Township 2 North of Range 1 West of the Willamette Meridian, at the Southwest corner of the William Gatton Donation Land Claim; thence North 5929'35" East 570.52 feet; thence North 03'3" East 1826.10 feet; thence North 8956'57" West 1403.15 feet to a boat spike in pavement; thence North 04'48" East, 313.53 feet to a galvanized spike in pavement, being the Northwest corner of the tract of land conveyed to the California Container Corporation, a Delaware corporation by Deed recorded June 1, 1950 in PS Deed Book 1408 at Page 125; thence North 6733'18" East 213.99 feet to a nail in the center of spur track; thence due South 21.5 feet to a spike in pavement; thence due North 417.75 feet to a point which is the true point of beginning; thence North 8952'15" West, 579.18 feet to a point; thence South 229.81 feet to a spike in the North line of the tract leased to American Chemical Corporation, a Delaware corporation, by instrument recorded March 11, 1952 in PS Deed Book 1525 at Page 482; thence South 8921' East 26.10 feet along said North line to an iron bar which is the Northeast corner of said leased tract; thence South 039' West 188.56 feet to an iron pipe; thence South 8958' East 614.58 feet; thence due North 417.75 feet; thence North 8952'15" West 61.5 feet to the true point of beginning.

EXCEPT all minerals and all mineral rights in said property, which said rights were retained by the State of Oregon in Deed recorded June 28, 1967, Book 568, Page 1121.

TOGETHER WITH an easement for ingress and egress to and from said parcel as created in that certain Warranty Deed to Bell Oil Terminal Co. recorded October 9, 1953, Book 1625, Page 497.

EASEMENT

PARCEL II:

The following described property in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon:

Beginning at the Southwesterly corner of a tract of land conveyed to Northwest Terminal Co. by Deed recorded December 11, 1943 in Book 800 at Page 240 of Deed Records; thence South 8952'15" East a distance of 2505.35 feet to the Southwest corner of a tract of land conveyed to Consolidated Freightway Corporation by Deed recorded July 9, 1968 in Book 628 at Page 1427 of Deed Records; thence North 007'45" East along the Westerly line of the Consolidated Freightways Tract 770.71 feet to the Southerly line of a 35 foot easement described in Deed recorded December 11, 1943 in Book 800 at Page 240 of Deed Records; thence North 8035'45" West along said Southerly boundary 384.04 feet to the point of beginning of a curve left; thence along said curve left, the radius of which is 182.50 feet, an arc distance of 30.54 feet, to the end of said curve; thence South 8949' West along said Southerly line 1112.53 feet to the point of intersection with the Easterly line of said tract of land described in Deed recorded December 11, 1943 in Book 800 at Page 240; thence North 007'45" East 35 feet to the intersection with the Southerly line of the parcel of land conveyed by the William Gatton Estate Company and George G. Gatton to Portland General Electric Company by Deed dated February 7, 1941, recorded February 11, 941 in Book 588, Page 515 of the Deed Records; thence South 8949' West along the Southerly line of said tract so conveyed to Portland General Electric Company 261.78 feet; thence South 5859'45 West 228.04 feet along the Southeasterly boundary of said tract so conveyed to Portland General Electric Company; thence North 2617'40" West 50.17 feet along the Southwesterly boundary of said tract so conveyed to Portland General Electric Company; thence South 5859'45" West 804.77 feet along the Southeasterly boundary of the strip of land 150 feet wide occupied by Bonneville Power Administration to the Harbor Line of the Willamette River; thence South 2617'40" East along said Harbor Line, a distance of 416.30 feet to the point of beginning.

EXCEPTING THEREFROM the ownership of the State of Oregon in that portion lying below the line of mean high water.

EXCEPT all minerals and all mineral rights in said property, which said rights were retained by the State of Oregon in Deed recorded June 28, 1967, Book 568, Page 1121.

TOGETHER WITH an easement for road purposes as created in Bargain and Sale Deed recorded December 11, 1943, Book 800, Page 218.

ALSO TOGETHER WITH an easement for road purposes as created in Deed recorded December 11, 1943, Book 800, Page 225.

ALSO TOGETHER WITH an easement for road purposes as created in Warranty Deed recorded December 11, 1943, Book 800, Page 240.

Schedule 4

March 31, 2005

Job #05-3788

Lot 1

(PART OF LOT 1, BIP)

A tract of land being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 North 0007 00 East, 52.32 feet to an angle corner therein; thence North 6555 19 East, 777.00 feet; thence North 2618 21 West, 603.43 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line South 5932 40 East, 108.50 feet to the beginning of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432 40 East, 77.65 feet); thence South 8932 40 East, 347.84 feet to an angle corner in the East line of said Lot 1; thence along the East line of said Lot 1 the following courses to wit:

South 0005 07 West, 50.00 feet;

North 8947 09 West, 117.53 feet;

North 0014 35 East, 4.03 feet;

North 8932 40 West, 256.82 feet;

South 0005 58 East, 118.01 feet;

North 6210 00 East, 10.26 feet;

South 8949 00 East, 5.82 feet;

South 6741 00 West, 162.52 feet;

South 2219 00 East, 20.00 feet;

North 6741 00 East, 158.54 feet;

South 8949 00 East, 584.97 feet to a point on a non-tangent 298.10 foot radius curve to the right, a radial line bears North 5031 54 East to said point; thence Southeasterly along the arc of said curve 3.10 feet through a central angle of 0035 42 (the long chord bears South 3910 09 East, 3.10 feet); thence South 5107 37 West, 25.00 feet to a point on the arc of a non-tangent 273.10 foot radius curve to the right, a radial line bears North 5107 42 East to said point; thence Southeasterly along the arc of said curve 46.11 feet through a central angle of 0940 25 (the long chord bears South 3402 05 East, 46.05 feet); thence South 2911 53 East, 314.62 feet; thence North 6048 07 East, 55.00 feet; thence South 2911 53 East, 117.88 feet to the beginning of a tangent 544.93 foot radius curve to the right; thence along the arc of said curve 60.94 feet through a central angle of 0624 27 (the long chord bears South 2559 39 East, 90.91 feet); thence South 2247 26 East, 331.92 feet to the Southeast corner of said Lot 1; thence along the South line of said Lot 1 South 6151 50 West, 269.91 feet to the beginning of a tangent 485.00 foot radius curve to the right; thence along the arc of said curve 239.16 feet through a central angle of 2815 10 (the long chord bears South 7559 25 West, 236.74 feet); thence North 8953 00 West, 1166.33 feet to the point of beginning.

Schedule 5

Sketch of current railroad line configurations including map of Northern Railroad Line and Lot 2 Railroad Line

Schedule 6

Description of NW Pipe Property

Northwest Pipe Legal

March 31, 2005

Job #05-3788

LOT 20

(NORTHWEST PIPE)

A tract of land in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at a point in the centerline of North Burgard Road, County Road No. 1397-60, said point being Engineer s Station 13+52.53; thence North 8949 00 West, 471.91 feet to the True point of Beginning of the herein described tract of land; thence continuing North 8949 00 West, 247.06 feet to an angle corner in the East line of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision; thence along said East line South 6210 00 West, 10.26 feet; thence North 0005 58 West, 118.01 feet; thence South 8932 40 East, 256.82 feet; thence leaving said East line South 0014 35 West, 111.97 feet to the True Point of Beginning.

LOT 23

(NORTHWEST PIPE CO.)

A tract of land being those lands described in Correction Deed to Northwest Pipe Company by Warranty Deed, recorded as Recorder s Fee No. 98090513, Multnomah County Deed Records, in the Southwest Quarter and the Southeast Quarter of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK, a duly recorded subdivision, said corner being on the North line of those lands described in Parcel 1, Recorder s Fee No. 98090513, said Deed Records; thence along said North line South 8701 13 West, 262.63 feet; thence South 2618 21 East, 1240.30 feet to the beginning of a tangent 286.00 foot radius curve to the left; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears South 3527 22 East, 90.96 feet) to the beginning of a tangent 332.50 foot compound curve to the left; thence along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears South 5736 59 East, 149.71 feet) to the most Northerly Southwest corner of Lot 1, BURGARD INDUSTRIAL PARK; thence along the Northwesterly line of said Lot 1 North 6555 19 East, 777.00 feet; thence North 2618 21 West, 900.13 feet; thence North 3045 21 West, 35.58 feet to the beginning of a tangent 250.00 foot radius curve to the left; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears North 4430 21 West, 118.84 feet); thence North 5815 21 West, 38.59 feet to the beginning of a tangent 337.50 foot curve to the left; thence along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears North 6630 21 West, 96.86 feet); thence North 3101 39 East, 34.33 feet; thence North 5858 21 West, 28.50 feet to the Northwest corner of Lot 1, said Northwest corner being coincident with an angle point on the South Line of Lot 2, said BURGARD INDUSTRIAL PARK; thence along said South line South 3101 39 West, 28.39 feet; thence South 6341 39 West, 26.32 feet; thence South 8701 13 West, 509.64 feet to the point of beginning.

Schedule 7

T.P.O.B.
S 63°41'39"W
23.00'
N 63°41'39"E
4.24'
SCALE: 1"= 60'
APRIL 1, 2005
SHED
GATE
N. SEVER COURT
LOT 1
MANUFACTURED HOME
N 26°15'15"W
156.48'
S 26°15'15"E
156.48'
LOT 1 SPUR EASEMENT
CONCRETE BUILDING
CONCRETE BUILDING
23' WIDE RAILROAD EASEMENT
23'
Exhibit F
SCHEDULE 7
LOT 1 SPUR
IN LOT 1, BURGARD INDUSTRIAL PARK
SE 1/4 OF SECTION 35, T.2N., R.1W., W.M.
City of Portland, Multnomah County
Oregon
S 25°16'21"E
900.15'
Δ = 51°52'01"
R = 314.00'
L = 284.25'
CB= N 52°11'14"W
C = 274.64'
N 78°07'15"W
6.00'
N 11°52'45"E 23.00'
Δ = 51°52'01"
R = 337.00'
L = 305.07'
CB= S 52°11'14"E
C = 294.76'
S 78°07'15"E
6.00'
NORTHWEST PIPE
Job No. 3713RRE2

Schedule 8

Description of Lot 1 Spur

LOT 1 SPUR EASEMENT

LEGAL DESCRIPTION:

A tract of land for railroad easement purposes being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Commencing at the most Northerly corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 South 6616 29 West, 108.71 feet to an angle corner in said West line; thence South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 4.24 feet to the True Point of Beginning of the herein tract of land; thence South 2615 13 East, 156.46 feet to the beginning of a tangent 337.00 foot radius curve to the left; thence along the arc of said curve 305.07 feet through a central angle of 5152 01 (the long chord bears South 5211 14 East, 294.76 feet); thence South 7807 15 East, 6.00 feet; thence North 1152 45 East, 23.00 feet; thence North 7807 15 West, 6.00 feet to the beginning of a tangent 314.00 foot radius curve to the right; thence along the arc of said curve 284.25 feet through a central angle of 5152 01 (the long chord bears North 5211 14 West, 274.64 feet); thence North 2615 13 West, 108.12 feet to the beginning of a tangent 481.00 foot radius curve to the right; thence along the arc of said curve 48.44 feet through a central angle of 0546 13 (the long chord bears North 2322 07 West, 48.42 feet); thence South 6341 39 West, 25.44 feet to the True Point of Beginning.

EXCEPTING therefrom that portion lying within the boundaries of any public right of way.

EXHIBIT G

LEASE TERMINATION AGREEMENT

This Lease Termination Agreement ( Agreement ) is made this 4th day of                                                                                                                                                                   May, 2005, by and between Schnitzer Investment Corp., an Oregon corporation ( SIC ), and Schnitzer Steel Industries, Inc. ( SSI ). Capitalized terms used herein without definition shall have the respective meanings set forth in that certain Purchase and Sale Agreement between SSI and SIC dated May 4, 2005.

RECITALS

A.   SIC, as landlord, and SSI, as tenant, are parties to that certain SSI International Terminals Lease Agreement dated September 1, 1988, as amended by an Amendment to Lease dated July 2, 1990, a Second Amendment to Lease dated October 28, 1994, a Third Amendment to Lease dated February, 1998, a Fourth Amendment to Lease dated July 1, 1998, a Fifth Amendment to Lease dated July 9, 2001, and a Sixth Amendment to SSI International Terminals Lease Agreement dated August 7, 2003 (collectively, the SSI Lease ).

B.   In connection with SSI s purchase of the Property from SIC, SSI and SIC wish to terminate the SSI Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Termination of Lease. As of the date hereof, the SSI Lease is terminated and SIC and SSI are fully and unconditionally released and discharged from their respective obligations arising from or connected with the provisions of the SSI Lease except for those obligations and duties set forth in the SSI Lease that expressly survive the termination of the SSI Lease to the extent provided for in Section 22.12 of the SSI Lease. Except as set forth in this Section 1, this Agreement shall fully and finally settle all demands, charges, claims, accounts, or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that arose out of or in connection with the SSI Lease, and it constitutes a release of SSI and SIC with respect to the SSI Lease. This Agreement shall not preclude either party from exercising any discovery rights it has against the other party in connection with any civil litigation or arbitration proceedings involving a third party, nor shall SIC be precluded from making any customary adjustments to rent or other charges due from SSI under the SSI Lease and accruing prior to the date hereof and SSI shall promptly pay any invoice subsequently received from SIC therefor.

2.	Miscellaneous

2.1    The covenants and conditions contained herein shall apply to, be binding upon, and shall inure to the benefit of each of the parties hereto and their respective successors in interest and assigns.

2.2    In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Agreement or with respect to any dispute relating to this Agreement, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith. In the event of suit, action, arbitration, or other proceeding, the amount thereof shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

2.3	This Agreement may be signed in counterparts.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

Assignor:	Schnitzer Investment Corp., an Oregon corporation

By: ______________________________________

Title: _____________________________________

Assignee:	Schnitzer Steel Industries, Inc., an Oregon corporation

By: ______________________________________

Its: _______________________________________

EXHIBIT H

ASSIGNMENT OF PRIOR AGREEMENTS

AND INSURANCE PROCEEDS

This Assignment of Prior Agreements (this "Assignment") is made and entered into May 4, 2005, by and between SCHNITZER INVESTMENT CORPORATION, an Oregon corporation ("Assignor"), and SCHNITZER STEEL INDUSTRIES, INC., an Oregon corporation ("Assignee").

For good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby assign, transfer, set over and deliver unto Assignee all of Assignor's right, title, and interest in those agreements listed on the attached Exhibit A (the Prior Agreements ), provided, however, Assignor reserves a non-exclusive interest in the Prior Agreements to the extent necessary or prudent in connection with the use and operation of the real property described on the attached Exhibit B or to preserve any claims that Assignor may have under the Prior Agreements.

To Assignor s knowledge, the Prior Agreements are in full force and effect, are assignable by Assignor, and a complete copy of the Prior Agreements, including all amendments thereto, is attached hereto.

Assignee acknowledges and agrees, by its acceptance hereof, that, except as provided herein or in the attached exhibit a, the Prior Agreements are conveyed "As Is, Where Is" and in their present condition with all faults, and that Assignor has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to the Prior Agreements.

Except as otherwise expressly provided in that certain purchase and sale agreement between Assignor and Assignee dated as of May 4, 2005 and except as otherwise provided herein or in the attached Exhibit A, by accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged from and after the date hereof, by Assignor under the Prior Agreements. Assignee agrees to indemnify, hold harmless and defend Assignor for, from and against any and all claims, losses, liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) resulting by reason of the failure of Assignee to pay, perform or discharge any of the debts, duties or obligations assumed or agreed to by Assignee.

In addition to the foregoing, Assignor does hereby assign, transfer, and set over to Assignee all of Assignor s interest, whether now existing or hereafter arising, liquidated or un-liquidated, disputed or undisputed, fixed or contingent, to receive payment of the proceeds (the Insurance Proceeds ) as a primary insured, as additional insured or otherwise, under any insurance policies obtained by Assignor, Assignee or any other tenant, licensee or invitee of Assignor relating to the property described on the attached Schedule 1 (the Insured Property ). This Assignment shall include all such Insurance Proceeds with respect to any insured liability or loss relating to the Insured Property, including, without limitation any environmental liabilities such as those relating to the Portland Harbor Superfund Site; provided, however, that the assignment of any uncollected Insurance Proceeds shall terminate (i) automatically without notice in the event of the bankruptcy or the insolvency of the Assignee, or (ii) upon the Assignee s failure to cure any such breach within thirty (30) days after receipt of written notice of default (or, if such breach cannot be cured within such 30-day notice period, unless Assignee shall initiate action necessary to cure any such breach within such 30-day period and thereafter diligently pursue such cure in a commercially reasonable manner), in the event of a breach of any of the Assignee s indemnification obligations under (a) Section 18.1 of the Lease dated September 1, 1988 by and between Assignor and Assignee dated September 1, 1988, as amended by an Amendment to Lease dated July 2, 1990, a Second Amendment to Lease dated October 28, 1994, a Third Amendment to Lease dated February, 1998, a Fourth Amendment to Lease dated July 1, 1998, a Fifth Amendment to Lease dated July 9, 2001, and a Sixth Amendment to SSI International Terminals Lease Agreement dated August 7, 2003, (b) set forth in this Assignment or (c) under Section 5.6 of the Purchase and Sale Agreement dated May 4, 2005 (the Indemnification Obligations ). Nothing in this paragraph shall be construed to assign the ownership of any insurance policies, any cause of action or any other rights under such insurance except for rights to the Insurance Proceeds. Assignor s assignment of the Insurance Proceeds shall not affect the rights or obligations of Assignor under any insurance policy and such assignment shall be null and void to the extent that this Assignment shall operate to limit or impair the availability or amount of coverage under any policy owned by Assignor. So long as the assignment has not been terminated, Assignor agrees to cooperate in good faith with the Assignee to obtain the Insurance Proceeds for the benefit of Assignee and to use commercially reasonable efforts to (x) promptly tender any and all claims for coverage for insured liabilities and losses asserted by Assignee, (y) prosecute such claims with due diligence to conclusion at Assignee s sole cost and expense and (z) ensure that all Insurance Proceeds assigned hereunder are paid by insurers directly to the Assignee or other third-parties. So long as this Assignment has not been terminated, Assignor further agrees to cooperate with Assignee to take all steps reasonably necessary to provide Assignee, to the fullest extent permitted by such policies and applicable law, with the benefit of all defense costs and indemnity coverage available under third party liability policies of any kind which cover property damage or environmental damage to the Insured Property or any adjacent property or waterway. Assignor's cooperation will include presentation of claims under such policies as provided in clauses (x) and (y) above and the assignment of such presented claims to Assignee. Assignor hereby appoints the Assignee as its true and lawful attorney-in-fact for the Assignor and to act in the Assignor s name, place, and stead for the limited purposes of collecting the Insurance Proceeds so long as the assignment has not been revoked or terminated as provided herein. Assignor hereby authorizes Assignee to demand, sue for, and collect all sums of money, debts, accounts, interest, dividends and demands that are now, or may later become, due or payable to the Assignor with respect to the Insurance Proceeds, to take all lawful means to recover such amounts, and to compromise claims for such Insurance Proceeds in the Assignor s name. The Assignee is further authorized to prosecute or defend actions, claims, or proceedings for the enforcement and protection of the Assignor s interest in the Insurance Proceeds, including the power to renew, extend, compromise, arbitrate, adjust, and settle or release (with or without consideration), any claim, debt, or obligation payable to Assignor.

The covenants and conditions contained herein shall apply to, be binding upon, and shall inure to the benefit of each of the parties hereto and their respective successors in interest and assigns.

In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Agreement or with respect to any dispute relating to this Agreement, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith. In the event of suit, action, arbitration, or other proceeding, the amount thereof shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

This Agreement may be signed in counterparts.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the date and year first above written.

Assignor:	Schnitzer Investment Corp., an Oregon corporation

By: ______________________________________

Title:_____________________________________

Assignee:	Schnitzer Steel Industries, Inc., an Oregon corporation

By: ______________________________________

Title:_____________________________________

EXHIBIT A PRIOR AGREEMENTS

1.      Sixteen percent (16%) of the total allocable percentage under the New Time Oil Road Maintenance Agreement of 2004 ( Time Oil Road Agreement ), recorded in the real property records of Multnomah County, Oregon on November 18, 2004 as Fee Number 2004-209520. Assignor hereby covenants and agrees to take all steps required pursuant to the Time Oil Road Agreement, including without limitation notice to the Committee pursuant to Paragraph 3, to accomplish the assignment to Assignee. Further, Assignor hereby covenants and agrees to take all necessary steps required of Assignor to accomplish the appointment of a designated representative of Assignee to the Committee as one of the parties with the highest three allocable percentages. Notwithstanding anything to the contrary in this Assignment of Prior Agreements, Assignor remains liable for its continuing performance under the Time Oil Road Agreement and for all contributions due (including without limitation the collection thereof) to the extent of its remaining allocable percentage. Assignee s payment and performance obligations under the Time Oil Road Agreement shall be limited to the sixteen percent (16%) assigned hereunder.

2.      Easement Agreement and Release of Easements relating to Time Oil Road, recorded in the real property records of Multnomah County, Oregon on November 18, 2004 as Fee Number 2004-209519 (the Time Oil Road Easement ).

3.      Agreement dated October 7, 1974, between Assignor, Northwest Terminal Co., Bell Oil Terminal Co., and Time Oil Co (the October 1974 Agreement ).

4.      Rail Service and Maintenance Agreement dated November 21, 1974, between Assignor and Container Corporation of America (the 1974 RMSA ).

5.      Industrial Trackage Agreement dated February 5, 1975, among Assignor, Time Oil Company, Northwest Terminal Company, Container Corporation of America, Oregon-Washington Railroad & Navigation Company, Union Pacific Railroad Company, Burlington Northern Inc., and Spokane, Portland and Seattle Railway Company (the 1975 Industrial Trackage Agreement ).

6.      Agreement dated November 9, 1977, and recorded November 10, 1977 in the Official Records of Multnomah County, Oregon in Book 1220, Page 2129 among Assignor, Palmco Inc., Bell Oil Terminal Company, Northwest Terminal Company, and Time Oil Company, excepting the provisions of Section 3.5 relating to the construction of an underground pipeline, the provisions of Section 3.14 relating to the payment of any sums relating to any vessel using the Palmco dock and the provisions of Sections 3.16, 3.19 and 3.20 relating to pro-rata reimbursement to Bell Oil Terminal Company for repair or replacement costs for the Palmco Dock for which Assignee shall assume no payment obligations hereunder (the 1977 Agreement ), provided, however, Declarant reserves the right to receive all payments, if any, payable under Sections 2.4 and 2.5 of such 1977 Agreement.

7.      Railroad Easement Agreement dated September 30, 1990, among Joseph T. Ryerson and Son, Inc., Assignor, and Assignee and recorded on September 28, 1990, in the Official Records of Multnomah County, Oregon in Book 2347 at Page 2500 (the Ryerson Railroad Easement ).

8.      Railroad Easement Agreement granted by Northwest Terminal Company to Assignor dated, October 7, 1974 and recorded October 10, 1974, in the Official Records of Multnomah County, Oregon in Book 1011, Page 73 (the Parcel V Railroad Easement ).

9.      Railroad Easement Agreement between Assignor and Ro-Mar Realty of Oregon, Inc. dated December 20, 1994 and recorded December 23, 1994 in the Multnomah County, Oregon real property records as Fee 94-184892 (the Tract B Railroad Easement ).

10.	Mooring Dolphin Agreement with Port of Portland dated July 1, 1988 (the Mooring Dolphin Agreement)

11.    Assignor s rights as Grantor under the following Easement Agreement, to the extent necessary to obtain the benefits reserved for Grantor and enforce the obligations of Grantee:

Beall Pipe (NW Pipe) Access Easement dated June 12, 1981 and recorded June 29, 2981 in the Official Records of Multnomah County, Oregon in 1534, Page 748; and recorded January 14, 1982 in the Official Records of Multnomah County, Oregon in Book 1573, Page 806; and recorded February 5, 1982 in the Official Records of Multnomah County, Oregon in Book 1577, Page 1334 (the NW Pipe Southern Roadway Access Easement ).

Schedule 1

NEW TRACT A , BIP

A tract of land being a portion of Tract A , Lot 2 and Lot 3, Burgard Industrial Park, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Tract A thence along the East line thereof South 1729 34 East, 62.50 feet to the Southeast corner of said Tract A thence along the South line thereof South 8846 12 West, 1563.75 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line North 8955 04 West, 43.60 feet to an angle corner in the West line of said Lot 2; thence along said West line North 0004 56 East, 201.97 feet to an angle point therein; thence North 6506 14 West, 361.13 feet; thence South 8955 04 East, 80.16 feet; thence North 0004 56 East, 29.07 feet; thence South 6646 00 East, 293.17 feet; thence North 9000 00 East, 162.76 feet to the West line of Lot 4, Burgard Industrial Park; thence along said West line South 3231 53 East, 19.14 feet to a point on the arc of a non-tangent 140.00 foot radius curve to the right, a radial line bears North 1704 11 West to said point; thence along the arc of said curve 38.70 feet through a central angle of 1550 23 (the long chord bears North 8051 01 East, 38.58 feet); thence North 0113 48 West, 10.00 feet; thence North 8846 12 East, 1546.25 feet to the point of beginning.

Containing therein 2.560 acres, more or less.

Benefited Property Lot 1

(PART OF LOT 1, BIP)

A tract of land being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 North 0007 00 East, 52.32 feet to an angle corner therein; thence North 6555 19 East, 777.00 feet; thence North 2618 21 West, 603.43 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line South 5932 40 East, 108.50 feet to the beginning of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432 40 East, 77.65 feet); thence South 8932 40 East, 347.84 feet to an angle corner in the East line of said Lot 1; thence along the East line of said Lot 1 the following courses to wit:

South 0005 07 West, 50.00 feet;

North 8947 09 West, 117.53 feet;

North 0014 35 East, 4.03 feet;

North 8932 40 West, 256.82 feet;

South 0005 58 East, 118.01 feet;

North 6210 00 East, 10.26 feet;

South 8949 00 East, 5.82 feet;

South 6741 00 West, 162.52 feet;

South 2219 00 East, 20.00 feet;

North 6741 00 East, 158.54 feet;

South 8949 00 East, 584.97 feet to a point on a non-tangent 298.10 foot radius curve to the right, a radial line bears North 5031 54 East to said point; thence Southeasterly along the arc of said curve 3.10 feet through a central angle of 0035 42 (the long chord bears South 3910 09 East, 3.10 feet); thence South 5107 37 West, 25.00 feet to a point on the arc of a non-tangent 273.10 foot radius curve to the right, a radial line bears North 5107 42 East to said point; thence Southeasterly along the arc of said curve 46.11 feet through a central angle of 0940 25 (the long chord bears South 3402 05 East, 46.05 feet); thence South 2911 53 East, 314.62 feet; thence North 6048 07 East, 55.00 feet; thence South 2911 53 East, 117.88 feet to the beginning of a tangent 544.93 foot radius curve to the right; thence along the arc of said curve 60.94 feet through a central angle of 0624 27 (the long chord bears South 2559 39 East, 90.91 feet); thence South 2247 26 East, 331.92 feet to the Southeast corner of said Lot 1; thence along the South line of said Lot 1 South 6151 50 West, 269.91 feet to the beginning of a tangent 485.00 foot radius curve to the right; thence along the arc of said curve 239.16 feet through a central angle of 2815 10 (the long chord bears South 7559 25 West, 236.74 feet); thence North 8953 00 West, 1166.33 feet to the point of beginning.

Benefited Property Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Containing therein 13.033 acres, more or less.

Benefited Property Lots 4, 5, 6, 7, 8 and Tract C

Lots 4, 5, 6, 7, 8 and Tract C , BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon.

Containing therein 11.9422 acres, more or less.

LOT 17

LEGAL DESCRIPTION:

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

EXHIBIT I

LOT 2 RECLAIMED PROPERTY

LOT 2, BURGARD INDUSTRIAL PARK
AREA = 13.033 ACRES

3C
202,403 SF
ASPHALT
TOP OF SLOPE
ASPHALT
SHIP SLEEVE
N
WEDDLE & ASSOCIATES, INC.
PROFESSIONAL LAND SURVEYORS
OREGON

SCALE: 1" = 200'
REVISED
FEB. 3, 2005

= LOT 2 - RECLAIMED PROPERTY

Job No. 3383L2

EXHIBIT J

STORM DRAIN EASEMENT DECLARATION

When recorded return to:

Bradley S. Miller

Ball Janik LLP

101 SW Main Street, Suite 1100

Portland, Oregon 97204

THIS STORM DRAIN EASEMENT DECLARATION (this Declaration ) is made as of the 4th day of May, 2005, by SCHNITZER INVESTMENT CORP., an Oregon corporation ( Declarant ).

Declarant is the owner of real property in the City of Portland, County of Multnomah, State of Oregon, more particularly described as on the attached Schedule 1 (the Property ).

Declarant desires to grant easements for the operation, maintenance, repair and replacement of storm drains located on the portions of the Property described on Schedule 2 (the ( Burdened Property ) in the locations pictorially shown on the attached Schedule 3 (the Storm Drain Area ) for the benefit of Declarant and any future owners of the portion of the Property described on Schedule 4 (the Benefited Property ) (each owner of the Benefited Property and each owner of the Burdened Property shall be referred to herein as an Owner, or collectively as the Owners ). The Storm Drain Area consists of the storm drains that drain into Outfall 18, as depicted on the attached Schedule 3.

NOW, THEREFORE, Declarant declares as follows:

1.	Easement.

(a)     Declarant reserves a perpetual non-exclusive easement for the Owners of the Benefited Property to install, operate, maintain, repair and replace storm drain lines under, across and within the Storm Drain Area. An Owner of Benefited Property shall have access to such portions of the Burdened Property as reasonably required to operate, maintain, repair and replace storm drain lines in the Storm Drain Area; provided, that except in an emergency, such access shall be only after prior written notice to the Owner of the Burdened Property upon which such Storm Drain Area is located and in the presence of a representative of the Owner of the Burdened Property. In the case of an emergency, the Owner of the Benefited Property shall endeavor to provide prior telephonic notice to the Owner of the Burdened Property of its intended access for emergency purposes, and shall provide written confirmation of its emergency activities as soon as practicable thereafter.

(b)     When performing work in the Storm Drain Area, an Owner of Benefited Property shall use commercially reasonable efforts to minimize any disruption to the Burdened Property. After the performance of any work in the Storm Drain Area by an Owner of Benefited Property, such Owner performing the work shall cause the affected portions of the Storm Drain Area to be properly compacted and shall restore all improvements and landscaping affected in any way by such work to at least the condition of such improvements and landscaping as existed prior to such installation (including, without limitation, replacing any damaged trees with trees of similar size and type to the trees damaged), and the Owner performing the work shall warranty that all such work shall be free of material defects for a period of one (1) year following the completion of such work.

(c)     In its use of the storm drains in the Storm Drain Area, an Owner of Benefited Property shall: (i) regularly inspect, and, at all times, maintain such Owner s facilities and related equipment in good order and repair and in proper operating condition, including, without limitation, clean-out, maintenance and repair of piping, catch basin filters and oil/water separators of such Owner; (ii) not permit any claim, lien or other encumbrances arising from such Owner s use of the Storm Drain Area to accrue against or attach to the Burdened Property; (iii) comply with all laws, ordinances, regulations, requirements and permits applicable to the discharge from the Benefited Property owned by such Owner into the storm drain used by such Owner from and after the date hereof, including, without limitation, permits issued by the Oregon Department of Environmental Quality ( DEQ ) and the City of Portland Bureau of Environmental Services ( BES ) (collectively, the Regulatory Requirements ); (iv) provide for emergency response to prevent spills, releases or other unlawful discharges from entering into the storm drain lines and to prevent spills from discharging from an outfall into or beyond the slip (including provisions of appropriate sorbent booms or other response in the event of a discharge); (v) periodically monitor Owner s stormwater quality, to the extent required by permits issued by the DEQ and/or the BES or pursuant to any other Regulatory Requirements; and (vi) indemnify, protect, defend and hold harmless the Declarant and the other Owners of the Burdened Property for, from and against claims, liabilities, costs and expenses arising out of event occurring after the date hereof in connection with such Owner s maintenance, repairs, operation, or replacement of storm drain lines and related equipment in the Storm Drain Area and performance of such Owner s obligations of this Section 1(c). Any stormwater quality monitoring data which an Owner of the Benefited Property is required to provide to DEQ or BES pursuant to Regulatory Requirements shall be provided to the Owner of the Burdened Property not later than concurrently with its submission to DEQ and/or BES or other applicable regulatory agency.

(d)     The Owner of the Burdened Property on which a storm drain is located on shall have the right to relocate a storm drain in the Storm Drain Area to a different location of the Property, as necessary to reasonably accommodate the needs of the Owner of the Burdened Property and/or any of their tenants, subtenants, successors or assigns. so long as: (i) the Owner relocating the Storm Drain Area pays for the entire cost of the relocation of such storm drain, and (ii) such relocation is performed so that at no time is the continuous use of such storm drain impaired or impeded in any manner.

(e) If an Owner of Benefited Property fails to perform any obligation set forth in this Section 1, an Owner of the Burdened Property may send the non-performing Owner written notice of non-performance pursuant to the notice provisions of Section 4(h).    If within thirty (30) days of such notice the non-performing Owner fails to send the Owner sending the non-performance notice a written notice either disputing the non-performance (which dispute shall be resolved by arbitration as provided herein) or acknowledging such non-performance and agreeing to commence the cure of such non-performance and diligently pursue such cure to completion, the Owner of the Benefited Property sending the non-performance notice shall have the right, but not the obligation, to institute arbitration hereunder to determine whether performance is required and, if required, to compel performance. If the Owner of the Benefited Property resolves an actual or alleged violation of any Regulatory Requirement with the agency responsible for enforcing such Regulatory Requirement, such resolution shall be conclusively deemed an adequate cure hereunder with respect to such Regulatory Requirement, regardless of whether the resolution is achieved in an administrative or judicial proceeding or is voluntary or involuntary on the part of the Owner of the Benefited Property. Nothing herein shall limit the liability of the Owner of the Benefited Property for claims brought by federal or other governmental agencies, third-party claims, or claims by the Owner of the Burdened Property not resolved in the resolution of the Regulatory Requirement violation.

(f)     In any emergency, an Owner of the Burdened Property shall make commercially reasonable efforts to notify the non-performing Owner of Benefited Property of the emergency and necessary performance. No written notice to a non-performing Owner pursuant to Section 4(h) shall be required before the Owner of the Burdened Property shall have the right, but not the obligation, to cure any non-performance that resulted in such emergency, including, without limitation, such actions as may be necessary to prevent unlawful spills, releases or discharges by operating an emergency shut off valve. The Owner of the Burdened Property shall have reasonable access to the Benefited Property as necessary to access any emergency shut off valve located on the Benefited Property. In the event of an emergency in which an Owner of the Burdened Property cures or takes affirmative action to attempt to cure non-performance, the Owner of the Burdened Property shall have the right to seek reimbursement of the reasonable costs of performance from the non-performing Owner of the Benefited Property. The Owner of the Burdened Property shall indemnify and hold the Owner of the Benefited Property harmless to the extent that the actions of the Owner of the Burdened Property pursuant to this Section are negligent and exacerbate a spill, release or discharge.

(g)            To the extent more than one Owner uses a storm drain, all obligations hereunder with respect to such storm drain shall be joint and several; provided that if one such Owner expends any amount pursuant to this Declaration, such Owner may invoice the other Owners using such storm drain for such other Owner s pro rata share of the cost of such expenditure (based on the respective Owners volume of use of such storm drain) and the failure of the non-performing Owner to pay such invoice within thirty (30) days of written request therefor shall entitle the performing Owner to the rights and remedies set forth in Section 2 below.

2.  Lien Rights.If an amount payable by an Owner to another Owner pursuant to this Declaration is not paid within thirty (30) days after its due date, such assessment or charge shall become delinquent and shall bear interest from the due date until paid at a rate per annum equal to the higher of: (a) twelve percent (12%) or (b) the prevailing prime (reference) rate as published by Bank of America (or any successor bank) at its Portland main branch office, or any successor rate of interest, plus five (5) percentage points, but in no event higher than the maximum rate permitted by applicable law. In addition, an Owner that is owed money under this Declaration by another Owner may: (i) file a statement of lien against the parcel of an Owner that fails to pay such amounts when due (which lien shall be subject to the terms of this Declaration) and foreclose the lien to the extent allowable under Oregon law; (ii) bring an action to recover monetary damages; and/or (iii) exercise any other right or remedy available to it at law, in equity, or under this Declaration. No holder of a mortgage or trust deed who acquires title to a parcel of the Property by exercising the remedies provided in its mortgage or trust deed shall be liable for unpaid assessments levied prior to the date of such acquisition of title. The sale or transfer of any parcel of the Property shall not affect any assessment lien thereon; provided, however, that the sale of any such parcel pursuant to foreclosure of a mortgage or trust deed thereon shall extinguish the lien as to any installments of such assessments levied prior to the date of sale.

3.              No Public Dedication. Nothing contained in this Declaration creates any rights in the general public or dedicates for public use any portion of the Storm Drain Area.

4.	Miscellaneous.

(a)     The easements, restrictions, benefits and obligations hereunder shall create mutual benefits and servitudes running with the land and shall bind and inure to the benefit of the Owners, their respective heirs, successors and assigns. The singular number includes the plural and the masculine gender includes the feminine and neuter. Any person or entity acquiring fee title to the Property or any portion thereof shall be considered an Owner and shall be bound by, or as applicable, receive the benefits of, this Declaration.

(b)     The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Declaration nor in any way affect the terms and provisions hereof.

(c)          Any claim, controversy, or dispute between the parties arising out of or   relating to this Declaration, or to the interpretation or breach thereof, shall be resolved by arbitration in accordance with the then-effective arbitration rules of the Arbitration Service of Portland, Inc. or the then-effective commercial arbitration rules of the American Arbitration Association, whichever organization is selected by the party that first initiates arbitration by filing a claim in accordance with the filing rules of the organization selected. Any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof. The parties shall use commercially reasonable efforts to complete any arbitration within sixty (60) days of the filing of the dispute, unless the dispute is regarding the refusal to grant a consent or approval, in which case the time period shall be thirty (30) days. The arbitrator or arbitrators shall be empowered to impose sanctions for any party s failure to use commercially reasonable efforts. Each party agrees to keep all disputes and arbitration proceedings strictly confidential, except for the disclosure of information required in the ordinary course of business of the parties or as required by applicable law or regulation. Any time limitation (such as the statute of limitations or laches) that would bar litigation of a claim, shall also bar arbitration of the claim. If any provision of this arbitration program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable. The Owners understand that their disputes as described herein will be resolved by arbitration rather than in a court, and once so decided, cannot later be brought, filed, or pursued in court.

(d)     In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the US Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Declaration or with respect to any dispute relating to this Declaration, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys , paralegals , accountants , and other experts fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith (collectively, Attorneys Fees ). In the event of suit, action, arbitration, or other proceeding, the amount of the Attorneys Fees shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

(e)     Except for the payments of money due hereunder, in case of interference in performance by any Owner of its obligations under this Declaration because of acts of God, war, insurrection, fires, floods, strikes, unanticipated equipment failure or other cause beyond the reasonable control of such Owner, all affected Owners shall take reasonable measures to mitigate the unfavorable effects of such force majeure events and performance hereunder shall be excused for a reasonable period of time while the affected Owners take reasonable measures to mitigate.

(f)     It is expressly agreed that no breach of this Declaration shall entitle any person or entity to cancel, rescind, or otherwise terminate this Declaration, or defeat or render invalid the lien of any mortgage or trust deed made in good faith and for value as to any part of the Property. However, such limitation shall not affect in any manner any other rights or remedies which a party may have hereunder by reason of any such breach.

(g)     This Declaration (including exhibits) constitutes the entire agreement, and once executed and delivered may not be modified, canceled or altered in any respect except by written agreement signed by all Owners of the Property. Invalidation of any provision of this Declaration, in whole or in part, or of any application of a provision of this Declaration, by judgment or court order shall in no way affect other provisions or applications.

(h)     Notice may, unless otherwise provided herein, be given or served (a) by certified mail, return receipt requested, with postage prepaid, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier, (c) by facsimile transmission, if the time of facsimile delivery is confirmed by sender s receipt of a transmission report, generated by sender s facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety and provided the facsimile was forwarded prior to 5:00 P.M., or (d) by depositing the same into custody of a nationally recognized overnight delivery service. Notice given in any manner shall be effective only if and when received by the party to be notified between the hours of 8:00 A.M. and 5:00 P.M. of any business day with delivery made after such hours to be deemed received the following business day. For the purposes of notice, each Owner s notice address shall be the address of the Owner s portion of the Property. Each Owner shall have the right from time to time to change its respective notice address, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written notice to all other Owners.

(i)      No modification or termination of this Declaration shall be binding upon any first position holders of any mortgage or trust deed encumbering the Property or their successors or assigns ( Mortgage Holder ), unless the Mortgage Holder has consented to the modification or termination, which consent shall not be unreasonably withheld, conditioned or delayed. However, consent will be deemed given if a Mortgage Holder does not object in writing within thirty (30) days after notice of the proposed modification or termination.

IN WITNESS WHEREOF, the undersigned has executed this Declaration the day and year first written above.

SCHNITZER INVESTMENT CORP., an Oregon corporation

By: ______________________________________

Title: _____________________________________

State of	___________________________)

___________________________)ss.

County of	___________________________)

The foregoing instrument was acknowledged before me this _____ day of ______, 2005, by ________________, the ______________ of _________________, on behalf of _________________.

(Seal and Expiration Date)

_____________________________________

Notary Public

Schedule 1

Legal Description of the Property

Property Lot 1

(PART OF LOT 1, BIP)

A tract of land being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 North 0007 00 East, 52.32 feet to an angle corner therein; thence North 6555 19 East, 777.00 feet; thence North 2618 21 West, 603.43 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line South 5932 40 East, 108.50 feet to the beginning of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432 40 East, 77.65 feet); thence South 8932 40 East, 347.84 feet to an angle corner in the East line of said Lot 1; thence along the East line of said Lot 1 the following courses to wit:

South 0005 07 West, 50.00 feet;

North 8947 09 West, 117.53 feet;

North 0014 35 East, 4.03 feet;

North 8932 40 West, 256.82 feet;

South 0005 58 East, 118.01 feet;

North 6210 00 East, 10.26 feet;

South 8949 00 East, 5.82 feet;

South 6741 00 West, 162.52 feet;

South 2219 00 East, 20.00 feet;

North 6741 00 East, 158.54 feet;

South 8949 00 East, 584.97 feet to a point on a non-tangent 298.10 foot radius curve to the right, a radial line bears North 5031 54 East to said point; thence Southeasterly along the arc of said curve 3.10 feet through a central angle of 0035 42 (the long chord bears South 3910 09 East, 3.10 feet); thence South 5107 37 West, 25.00 feet to a point on the arc of a non-tangent 273.10 foot radius curve to the right, a radial line bears North 5107 42 East to said point; thence Southeasterly along the arc of said curve 46.11 feet through a central angle of 0940 25 (the long chord bears South 3402 05 East, 46.05 feet); thence South 2911 53 East, 314.62 feet; thence North 6048 07 East, 55.00 feet; thence South 2911 53 East, 117.88 feet to the beginning of a tangent 544.93 foot radius curve to the right; thence along the arc of said curve 60.94 feet through a central angle of 0624 27 (the long chord bears South 2559 39 East, 90.91 feet); thence South 2247 26 East, 331.92 feet to the Southeast corner of said Lot 1;

thence along the South line of said Lot 1 South 6151 50 West, 269.91 feet to the beginning of a tangent 485.00 foot radius curve to the right; thence along the arc of said curve 239.16 feet through a central angle of 2815 10 (the long chord bears South 7559 25 West, 236.74 feet); thence North 8953 00 West, 1166.33 feet to the point of beginning.

Property Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the

Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Property Lot 17

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

Schedule 2

Legal Description of the Burdened Property

Burdened Property Lot 2

(PART OF LOT 2, BIP)

A tract of land being a portion of Lot 2 and a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southwest 1/4 and Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, BURGARD INDUSTRIAL PARK; thence along the North line of said Lot 2 South 8846 12 West, 510.66 feet to the beginning of a tangent 90.00 foot radius curve to the left; thence leaving the North line of said Lot 2 and along the arc of said curve 91.68 feet through a central angle of 5822 06 (the long chord bears South 5935 09 West, 87.77 feet); thence South 3024 06 West, 143.18 feet to the beginning of a tangent 100.00 foot radius curve to the right; thence along the arc of said curve 59.05 feet through a central angle of 3349 49 (the long chord bears South 4719 01 West, 58.19 feet) to a point on the most Northerly South line of said Lot 2; thence along last said line South 8955 04 East, 71.46 feet to an angle corner in the West line of said Lot 2; thence along said West line South 0004 56 West, 623.63 feet to the Southwest corner of said Lot 2; thence along the South line thereof North 8701 13 East, 509.64 feet; thence North 6341 39 East, 26.32 feet; thence North 3101 39 East, 28.39 feet to an angle corner in the West line of said Lot 1; thence along said West line South 5858 21 East, 28.50 feet; thence South 3101 39 West, 34.33 feet to the beginning of a non-tangent 337.50 foot radius curve to the right, a radial line bears North 1514 39 East to said point; thence Southeasterly along the arc of said curve 97.19 feet through a central angle of 1630 00 (the long chord bears South 6630 21 East, 96.86 feet); thence South 5815 21 East, 38.59 feet to the beginning of a tangent 250.00 foot radius curve to the right; thence along the arc of said curve 119.99 feet through a central angle of 2730 00 (the long chord bears South 4430 21 East, 118.84 feet); thence South 3045 21 East, 35.58 feet; thence South 2618 21 East, 296.70 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line North 5932 40 West, 224.56 feet to an angle corner therein; thence North 3802 00 West, 149.18 feet to the Southeast corner of said Lot 2; thence along the East line of said Lot 2 North 0113 48 West, 736.01 feet to the point of beginning.

Burdened Property Lot 17

A tract of land being a portion of those lands conveyed to Schnitzer Investment Corp. recorded September 22, 1972, in Book 883, Page 784, Multnomah County Deed Records, and Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in Section 35, Township 2 North, Range 1 West of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, described as follows:

Commencing at the intersection of the Westerly extension of the South line of said Section 35 with the Easterly Harborline of the Willamette River; thence along said Harborline North 2553 30 West, 253.93 feet to the True Point of Beginning of the herein described tract of land; thence South 8808 52 East, 1388.01 feet; thence parallel with the South line of said Section 35 South 8953 00 East, 1904.74 feet; thence North 6151 50 East, 396.75 feet to a point on the Westerly right of way line of N. Burgard Road, 60.00 feet wide; thence along said Westerly right of way line North 2247 26 West, 30.13 feet to the Southeast corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence continuing along said Westerly right of way line North 2247 26 West, 58.26 feet; thence leaving said Westerly right of way line South 6548 00 West, 223.00 feet; thence South 7225 00 West, 190.41 feet; thence North 8953 00 West, 255.00 feet; thence South 8248 21 West, 357.00 feet to a point on the arc of a non-tangent 433.00 foot radius curve to the left, a radial line bears South 1719 27 East to said point; thence Southwesterly and Westerly along the arc of said curve 131.81 feet through a central angle of 1726 27 (the long chord bears South 8123 46 West, 131.30 feet); thence North 8953 00 West, 321.47 feet to the beginning of a tangent 503.40 foot radius curve to the right; thence along the arc of said curve 169.19 feet through a central angle of 1915 25 (the long chord bears North 8015 17 West, 168.40 feet) to the most Northerly Southwest corner of said Lot 1, said corner being coincident with the most Southerly corner of the Northwest Pipe Co. tract described in Recorder s Fee No. 98090513, said Deed Records, said corner also being on the arc of a tangent 332.50 foot radius compound curve to the right; thence along the Westerly line of said Northwest Pipe Co. tract and along the arc of said curve 151.00 feet through a central angle of 2601 12 (the long chord bears North 5736 59 West, 149.71 feet) to the beginning of a tangent 286.00 foot radius compound curve to the right; thence along the arc of said curve 91.35 feet through a central angle of 1818 02 (the long chord bears North 3527 22 West, 90.96 feet); thence North 2618 21 West, 1240.30 feet to the Northwest corner of said Northwest Pipe Co. tract; thence along the North line thereof North 8701 13 East, 262.63 feet to the Southwest corner of Lot 2, BURGARD INDUSTRIAL PARK; thence along said West line North 0004 56 East, 427.10 feet; thence leaving the West line of said Lot 2 North 9000 00 West, 2368.36 feet to a point on the Harborline on the Easterly side of the Willamette River; thence along said Harborline South 2339 54 East, 186.68 feet to Harborline Point #17; thence South 2553 30 East, 1747.52 feet to the True Point of Beginning.

Schedule 3

Storm Drain Area

PROPOSED
STORM DRAINAGE EASEMENT
SEC. 35, T.2N., R.1W., W.M.
City of Portland, Multnomah County
Oregon
SCALE: 1" = 100'
FEB. 21, 2005
LOT 2
BURGARD INDUSTRIAL PARK
Surveyor:
Weddle & Assoc., Inc.
1750 SW Skyline Blvd.
Suite 105
Portland, OR 97221-2544
(503) 292-8083
1-888-222-8083
Fax: (503) 292-0938
Ship Sleeve
(LOT 16)
(LOT 17)
(LOT 18)
(LOT 23)
Northwest Pipe Co.
Lamprose
REC. SEPT. 22, 1972
BOOK 883, PAGE 784
CENTERLINE
PROPOSED 15' WIDE
STORM DRAINAGE EASEMENT
N 90°00'00"W
N 00°04'56"E 186.63'
N 00°04'56"E 427.10'
N 01°25'00"E 113.00'
S 89°34'00"W 118.28'
S 89°54'00"W 368.74'
N 89°25'00"W 269.50'
S 01°15'46"E 728.01'
N 01°13'46"W 14.00'
N 87°01'13"E 282.63'
S 87°01'13"W 609.64'
122.18'
7.5'
7.5'
43.60'
71.46'
N 31°01'39"E 28.39'
N 83°41'39"E 26.32'
S 31°01'39"W 34.33'
Δ = 18°30'00"
R = 337.50'
L = 97.19'
S 68°15'21"E 38.59'
Job No. 3713SD2

Schedule 4

Benefited Property

Benefited Property Lot 1

(PART OF LOT 1, BIP)

A tract of land being a portion of Lot 1, BURGARD INDUSTRIAL PARK, a duly recorded subdivision in the Southeast 1/4 of Section 35, Township 2 North, Range 1 West of the Willamette Meridian, City of Portland, County of Multnomah and State of Oregon, being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1, BURGARD INDUSTRIAL PARK; thence along the West line of said Lot 1 North 0007 00 East, 52.32 feet to an angle corner therein; thence North 6555 19 East, 777.00 feet; thence North 2618 21 West, 603.43 feet; thence leaving said West line of said Lot 1 North 6341 39 East, 34.72 feet to a point on the arc of a non-tangent 471.00 foot radius curve to the right, a radial line bears South 6938 24 West to said point; thence Northwesterly and Northerly along the arc of said curve 175.23 feet through a central angle of 2119 00 (the long chord bears North 0942 06 West, 174.22 feet); thence North 0057 24 East, 74.53 feet; thence North 3027 20 East, 40.73 feet to a point on the East line of said Lot 1; thence along said East line South 5932 40 East, 108.50 feet to the beginning of a tangent 150.00 foot radius curve to the left; thence along the arc of said curve 78.54 feet through a central angle of 3000 00 (the long chord bears South 7432 40 East, 77.65 feet); thence South 8932 40 East, 347.84 feet to an angle corner in the East line of said Lot 1; thence along the East line of said Lot 1 the following courses to wit:

South 0005 07 West, 50.00 feet;

North 8947 09 West, 117.53 feet;

North 0014 35 East, 4.03 feet;

North 8932 40 West, 256.82 feet;

South 0005 58 East, 118.01 feet;

North 6210 00 East, 10.26 feet;

South 8949 00 East, 5.82 feet;

South 6741 00 West, 162.52 feet;

South 2219 00 East, 20.00 feet;

North 6741 00 East, 158.54 feet;

South 8949 00 East, 584.97 feet to a point on a non-tangent 298.10 foot radius curve to the right, a radial line bears North 5031 54 East to said point; thence Southeasterly along the arc of said curve 3.10 feet through a central angle of 0035 42 (the long chord bears South 3910 09 East, 3.10 feet); thence South 5107 37 West, 25.00 feet to a point on the arc of a non-tangent 273.10 foot radius curve to the right, a radial line bears North 5107 42 East to said point; thence Southeasterly along the arc of said curve 46.11 feet through a central angle of 0940 25 (the long chord bears South 3402 05 East, 46.05 feet); thence South 2911 53 East, 314.62 feet; thence North 6048 07 East, 55.00 feet; thence South 2911 53 East, 117.88 feet to the beginning of a tangent 544.93 foot radius curve to the right; thence along the arc of said curve 60.94 feet through a central angle of 0624 27 (the long chord bears South 2559 39 East, 90.91 feet); thence South 2247 26 East, 331.92 feet to the Southeast corner of said Lot 1; thence along the South line of said Lot 1 South 6151 50 West, 269.91 feet to the beginning of a tangent 485.00 foot radius curve to the right; thence along the arc of said curve 239.16 feet through a central angle of 2815 10 (the long chord bears South 7559 25 West, 236.74 feet); thence North 8953 00 West, 1166.33 feet to the point of beginning.